UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Currency Strategy, Fixed Income and Alternative Funds

Annual Report

August 31, 2015

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

Alternative Funds:

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Economic Environment

Over the fiscal year ended August 31, 2015, the domestic economy continued to grow at a solid yet unspectacular pace. Outside the United States, global policy makers grappled with slowing growth and with how policy could aid markets in their recovery. While growth remained positive, many emerging markets, including China, sought to prepare themselves for changes in monetary policy from the U.S. Federal Reserve (Fed). Geopolitical risk continued to simmer stemming from Russia’s prior year invasion and annexation of parts of Ukraine. The continued economic sanctions against Russia by many countries in the West weighed heavily on global output and trade during the fiscal period. With the continued selloff in crude oil, oil prices took a dramatic turn in the later part of 2014, putting pressure on the wider commodity complex. Many Emerging Market (EM) countries are net energy exporters so concern about their stability rose markedly. In response, currency market volatility increased throughout the developed and emerging world.

In early 2015, the European Central Bank (ECB) announced a formal quantitative easing program where the central bank would purchase government debt in order to help support the European economy. In response, the Swiss National Bank (SNB) abandoned its peg against the euro. In emerging markets, continued depreciation in the Brazilian real and Russian ruble were notable standouts amongst broad foreign currency weakness. In Greece, a coalition party led by the left wing group Syriza won a historic victory. Subsequently, as Greek politicians rejected creditor demands, the ECB began to reduce Greek bank access to capital. Ultimately, Greece and its creditors agreed to a third bailout package in August. In a surprise move, China decided to devalue the yuan by just under 2% in one day. With the market caught off guard amidst a backdrop of weaker Chinese manufacturing and export data, global markets entered a fierce bout of volatility, leading to a large selloff in risk markets and commodities.

While the world had much to process, much attention was on the Fed and whether they would increase the Federal Funds Rate after over 7 years of holding the rate in a range of 0 to 25 basis points. While domestic economic conditions suggested the emergency level of accommodation was no longer needed, limited inflation and slowing prospects abroad provided a counterbalance. Economists and portfolio managers alike were mixed in their opinions on whether the Fed both should and would hike the Federal Funds Rate. The fiscal year closed with markets continuing to grapple with the impact of changes in U.S. monetary policy.

Foreign Exchange and Fixed Income Markets

Faltering global growth and a continuation of geopolitical uncertainty infused increased volatility into fixed income and currency markets. In the developed world, Japanese and European political and economic leaders renewed their commitment to aiding growth and recovery in their economies. At the start of the ECB’s highly anticipated quantitative easing program, European 10-Year government bond yields continued to grind lower with the German Bund yield hitting a low of 7 basis points. However, positive economic news coming out of the Eurozone drove yields above 70 basis points within 1 month. While yields and equity markets fluctuated, ECB President Mario Draghi told investors around the world to brace for an uptick in bond market volatility.

In the U.S., yields exhibited a 100 basis point range and ended the fiscal year about 20 basis points lower than where they started (2.42% vs. 2.22%). Global speculation and uncertainty about the timing and pace of the Fed’s first rate hike led to increased volatility in rate and credit markets. Credit spreads in both the investment grade and high yield space widened over this period by about 60 and 180 basis points respectively. In investment grade, many issuers sought to take advantage of historically low yields in front of any change in policy by the Fed. In high yield, issuers with heavy exposures to commodities were heavily impacted due to the sharp decline in oil prices. Similarly, yields rose in EM bonds, both sovereign and corporate, resulting in negative performance.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

However, the majority of negative returns in locally-denominated EM sovereign debt were due to broad-based currency depreciation.

While currency moves in previous years have shown divergence, with some currencies benefitting at others’ expense, the past year has been one of broad U.S. dollar appreciation against every major currency. Continued global growth uncertainty caused further outflows out of EMs, putting pressure on their exchange rates. However, this strong dollar trend wasn’t just limited to EM currencies, but to several developed market currencies as well. Due to the diverging monetary policies of the Fed versus foreign central banks, strong performance of the dollar was noted against the European euro and Japanese yen. Additionally, currencies of heavy commodity exporters such as the Norwegian krone, Canadian dollar, Australian dollar, and New Zealand dollar also suffered as renewed concerns of slowing Chinese and world growth put pressure on commodity prices. Prolonged crude oil weakness and geopolitical concerns contributed to two of the worst performing currencies, namely the Brazilian real and Russian ruble, each depreciating around 40% during the fiscal year.

Fixed Income and Currency Strategy Funds’ Performance

For the fiscal year or period ended August 31, 2015, 2 out of 19 currency strategy and fixed income Funds had positive performance based on net asset value (NAV) with 2 of the actively managed Funds outperforming their respective industry reference benchmarks based on NAV.

Fixed Income Funds

Income was insufficient to overcome significant currency weakness and modest principal losses within the WisdomTree Emerging Markets Local Debt Fund’s return of -20.19% based on NAV for the fiscal year. Concerns about global growth highlighted by the fall in energy prices sparked a sharp depreciation in emerging currencies. Commodity exporters and countries with high vulnerabilities (high inflation, large current account deficits, low reserves) experienced the greatest losses. Brazil, Russia, South Africa, Colombia, and Turkey were prominent laggards. From a regional perspective, Asian bonds fared better than those of Latin America, Europe, and Africa sovereigns, despite sizable losses. Amid market declines, the fundamental tilt of the WisdomTree Emerging Markets Local Debt Fund enabled it to outperform its reference benchmark, JP Morgan GBI-EM Global Diversified Index (-21.54%) by 1.35%. The Fund’s outperformance can be attributed to strategic underweights to Turkey, South Africa, Colombia and Russia.

While Asian bonds held up better than others, losses were still significant for the fiscal year. The WisdomTree Asia Local Debt Fund lost 12.15% of its value based on NAV for the fiscal year ended August 31, 2015. Due to strategic exposures to Australia and New Zealand, it underperformed its Asian-centric industry reference benchmark, the HSBC Asian Local Bond Index, by 5.34%. The Australia and New Zealand exposures contributed over 80% of the tracking error (4.21% of the 5.34% underperformance.) Similar to local debt in broader EM portfolios and other global bond portfolios, currency losses were also the principal drivers of losses in Asian debt.

The WisdomTree Emerging Markets Corporate Bond Fund invests in U.S. dollar-denominated debt of emerging market corporate issuers and utilizes the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad as its industry reference benchmark. During the recently ended fiscal year, the Fund generated a total return of -6.69% based on NAV, underperforming its industry reference benchmark by 5.60% which returned -1.09% during the period. An overall bias to energy and commodity-related sectors as well as a concentration in Brazilian and Mexican credits detracted from Fund performance, along with an underweight to Asian and financial credits.

The WisdomTree Australia & New Zealand Debt Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in Australian or New Zealand dollars. The Fund employs a

2	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

structured approach in balancing its investments between debt of sovereign and semi-government issuers (local, state, and territory governments of Australia) within the two countries and the debt of supranational and other agencies (for example, developmental organizations such as the World Bank or International Monetary Fund) in these countries. The Fund is actively managed and it utilizes the Citigroup Australian Broad Investment-Grade Bond Index as its industry reference benchmark. The Fund underperformed its industry reference benchmark, which returned -19.06% versus the Fund’s return of -19.32% based on NAV for the fiscal year. This was the result of the Fund’s shorter duration relative to the index. As Australian and New Zealand interest rates fell overall over the previous fiscal year, longer duration securities generally outperformed comparable shorter duration securities.

The WisdomTree Strategic Corporate Bond Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in the debt of corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. While the Fund is actively managed, it utilizes the Barclays Global Credit Index (Hedged) as its industry reference benchmark. The Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Barclays Multiverse Index is the union of the Barclays Global Aggregate Index and the Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country. The Fund underperformed its industry reference benchmark, which returned 0.17% versus the Fund’s return of -0.19% based on NAV for the fiscal year. The Fund’s underperformance was mainly due to Fund expenses and transaction costs.

The WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration. For the fiscal year ended August 31, 2015, the Index returned -0.75% versus the Fund’s return of -1.66% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, differences in returns on the futures contracts held by the Fund relative to the cash bonds held by the Index, and deductions for Fund expenses and transaction costs. During the fiscal year ended August 31, 2015, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2015, yields on 5-year, 10-year and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration. For the fiscal year ended August 31, 2015, the Index returned -2.51% versus the Fund’s return of -3.36% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, differences in returns on the futures contracts held by the Fund relative to the cash bonds held by the Index, and deductions for Fund expenses and transaction costs. During the fiscal year ended August 31, 2015, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2015, yields on 5-year, 10-year and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index. For the fiscal year ended

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (continued)

August 31, 2015, the Index returned -3.85% versus the Fund’s return of -3.15% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, and deductions for Fund expenses and transaction costs. During the fiscal year ended August 31, 2015, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2015, yields on 5-year, 10-year and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index. For the fiscal year ended August 31, 2015, the Index returned -6.58% versus the Fund’s return of -5.91% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, and deductions for Fund expenses and transaction costs. During the fiscal year ended August 31, 2015, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2015, yields on 5-year, 10-year and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree Japan Interest Rate Strategy Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index. For the fiscal year ended August 31, 2015, the Index returned 3.19% versus the Fund’s return of 2.29% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs. During the period, the Fund utilized short forward currency contracts and short Japan Government Bond futures contracts in a strategy designed to rise in value when the Japanese yen depreciates against the U.S. dollar and/or Japanese interest rates rise. For the fiscal year ended August 31, 2015, the Fund’s use of short forward currency contracts contributed positively to Fund performance as the Japanese yen weakened against the U.S. dollar by approximately 14% during period. For the fiscal year ended August 31, 2015, the Fund’s use of short Japan Government Bond futures contracts detracted from Fund performance as yields on 10-year Japan Government Bonds decreased overall by approximately 12 basis points year-over-year.

The WisdomTree Bloomberg Floating Rate Treasury Fund seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index. For the fiscal year ended August 31, 2015, the Index returned 0.07% versus the Fund’s return of 0.00% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

In the Summer of 2015, WisdomTree launched two funds seeking to provide alternative core fixed income strategies.

Launched on June 11, 2015, the WisdomTree Western Asset Unconstrained Bond Fund seeks to achieve a high level of return within the parameters of a focused risk-based target through investments across the global fixed income markets. The Fund is not managed to a benchmark. For the period June 11, 2015 through August 31, 2015, the Fund returned -1.49% based on NAV. In comparison, the BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index returned 0.06% over the same period. During the fiscal period ended August 31, 2015, the Fund utilized short futures contracts on U.S. Treasury bonds to hedge interest rate risk. At August 31, 2015, yields on 10-year and 30-year U.S. Treasury bonds ended the period 18 and 16 basis points lower, respectively, than at the start of the period. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of short futures contracts, to hedge against a rise in interest rates, detracted from Fund performance during the fiscal period.

4	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

Launched on July 9, 2015, the WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund seeks to achieve the returns, before fees and expenses, of the Barclays U.S. Aggregate Enhanced Yield Index. The U.S. Aggregate Enhanced Yield Index uses a rules-based approach to re-weight subcomponents of the U.S. Aggregate Index with the aim of earning a higher yield while broadly retaining the risk characteristics of the U.S. Aggregate Index. For the period July 9, 2015 through August 31, 2015, the Fund returned -0.04% based on NAV and the Index returned 0.01%. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

Currency Strategy Funds

Income return was a strong driver of relative fund performance over the last fiscal year, while the currency strategy funds continued to achieve exposure to the applicable currency markets by investing primarily in short-term U.S. money market securities and/or forward currency contracts. Among the single currency funds for the fiscal year, all 3 funds produced total returns based on NAV which exceeded the change in value of the underlying currency. Of the single currency funds, the WisdomTree Brazilian Real Strategy Fund and the WisdomTree Indian Rupee Strategy Fund, generated total returns for the fiscal year that were significantly greater than the underlying change in the spot return of the currency. Spot currency returns represent the change in foreign exchange rates versus the U.S. dollar available for immediate delivery. The WisdomTree Brazilian Real Strategy Fund fell 31.57% for the fiscal year based on NAV, outperforming the 38.57% depreciation in the Brazilian real versus the U.S. dollar. The WisdomTree Indian Rupee Strategy Fund fell by 3.74% in value for the fiscal year based on NAV, while the Indian rupee fell by 8.72%. The WisdomTree Chinese Yuan Strategy Fund, which returned -2.30% for the fiscal year based on NAV, boosted relative performance versus the Chinese yuan through investments in Chinese time deposits and forward currency contracts, outperforming the spot return of -3.78%.

The WisdomTree Emerging Currency Strategy Fund posted a -16.74% return based on NAV over the fiscal year, underperforming its industry reference benchmark, the JP Morgan Emerging Local Markets Index Plus, which returned -14.59%. The Fund’s overweights to Colombia, Brazil, Malaysia, and Turkey were the largest contributors to the underperformance as these currencies were amongst the worst performers over the past year. Underweights to Mexico and Russia helped as these currencies underperformed as did overweights to the Philippines and Thailand as these currencies were slightly more resilient to the broad EM selloff.

The WisdomTree Commodity Currency Strategy Fund posted a -22.84% return based on NAV over the fiscal year, outperforming its industry reference benchmark, the Barclays Commodity Producers Currency Index, which returned -24.49%. Commodity currencies largely sold off over the past fiscal year as doubts over global growth put pressure on commodities. The Fund outperformed its benchmark despite transaction costs and expenses given the Fund’s inclusion of the Chilean peso and New Zealand dollar, two currencies that did not perform as poorly as the others in the index. The broader inclusion of additional commodity currencies helped diversify the Fund and ultimately lead to outperformance over the index.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund was the top performing strategy amongst WisdomTree’s Fixed Income and Currency suite. It returned 15.83% based on NAV over the fiscal year, underperforming its reference benchmark, the Bloomberg Dollar Total Return Index, which returned 16.65%. In an environment where the U.S. dollar strengthened against virtually every major currency monitored, it is no doubt why the performance of this Fund was the strongest. The underperformance to its reference benchmark was primarily due to deductions for Fund expenses and transaction costs.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	5

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

Alternative Funds

The WisdomTree Managed Futures Strategy Fund posted a -2.33% return based on NAV for the fiscal year ended August 31, 2015. The Fund underperformed its industry benchmark, the Diversified Trends Indicator Index which returned -1.33% for the same period. The major theme in markets over the Fund’s fiscal year was a prolonged period of weakness in commodity prices, particularly industrial metals and energy. Currency and interest rate markets were primarily driven by anticipated divergence in monetary policy between the United States, Europe, and Japan. Throughout most of the period, the market grappled with the pace and timing of interest rate hikes in the U.S. From the start of the fiscal year end through the end of January, U.S. interest rates fell, but then reversed course through the remainder of the fiscal year. In Japan, the Bank of Japan (BOJ) surprised markets in October by increasing the size of its quantitative and qualitative easing (QQE) program. Under the new plan, the BOJ would now increase the monetary base by ¥80 trillion per year and triple the size of its annual ETF (¥3 trillion per year) and real estate purchases (¥90 trillion per year). In January, the ECB formally announced a €1.1 trillion asset purchase plan whereby the ECB would purchase €60 billion in government debt per month. The euro weakened as a result. Additionally, as commodities continued to come under pressure, currencies of commodity producers also saw significant underperformance against the U.S. dollar. Precious and industrial metals tended to underperform with silver and copper losing over 25%. Sugar and coffee prices ended the fiscal year down over 36%. Soft commodities such as soybeans, corn, and wheat fell by a more moderate 5, 6, and 9%, respectively. However, the largest declines in commodity markets came from crude oil, natural gas, and gasoline. Concerns about a slowing in global demand coupled with steady output from low-cost producers saw prices fall nearly 50% for the fiscal year. In order to implement the strategy, the Fund will often use future contracts in order to gain long or short exposure to the markets. Over the course of the year, the use of derivatives had a negligible impact on total returns. Unfortunately, the strategy’s restriction on shorting energy futures prevented the Fund from taking advantage of the trends noted above.

The WisdomTree Global Real Return Fund posted a -10.38% return based on NAV over the fiscal year ended August 31, 2015, underperforming its industry benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index, which returned -9.45% for the same period. This underperformance was largely due to losses from the Fund’s positions in commodities and credit. Over the course of the fiscal year, expectations for global inflation continued to decline as concerns about global growth pressured commodity prices lower, as a result, the Fund’s use of commodity futures to hedge inflation risk detracted from Fund performance. During the fiscal year, the Fund utilized forward foreign currency contracts as hedges to offset currency risk from positions in international inflation linked bonds and international equities. The Funds use of forward foreign currency contracts contributed positively to performance as a result of broad appreciation in the U.S. dollar against every major currency.

6	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	99.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.05%, 10/22/15	36.0%
U.S. Treasury Bill, 0.03%, 10/1/15	22.0%
U.S. Treasury Bill, 0.16%, 12/31/15	18.0%
U.S. Treasury Bill, 0.02%, 9/17/15	12.4%
U.S. Treasury Bill, 0.05%, 11/19/15	11.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	15.83%	8.98%
Fund Market Price Returns	15.77%	8.98%
Bloomberg Dollar Total Return Index	16.65%	9.78%
Bloomberg Dollar Spot Index	17.23%	10.35%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Brazilian Real Strategy Fund (BZF)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	75.0%
Repurchase Agreement	36.2%
Other Assets less Liabilities‡	-11.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.05%, 9/24/15	75.0%
Deutsche Bank, tri-party repurchase agreement, 0.15%, 9/1/15††	36.2%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Brazilian Real Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-31.57%	-10.84%	-6.85%	-2.87%
Fund Market Price Returns	-31.26%	-10.65%	-6.75%	-2.96%
JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil	-31.42%	-10.49%	-6.30%	-1.89%
Brazilian real	-38.57%	-17.73%	-13.60%	-10.23%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	55.0%
Time Deposits	20.9%
Repurchase Agreement	27.6%
Other Assets less Liabilities‡	-3.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 9/3/15	30.6%
Citigroup, Inc., tri-party repurchase agreement, 0.14%, 9/1/15††	27.6%
U.S. Treasury Bill, 0.01%, 10/1/15	24.4%
Barclays Capital, Inc., 4.00%, 9/18/15	5.3%
BNP Paribas S.A., 3.91%, 9/18/15	5.2%
Standard Chartered Bank, 2.40%, 9/18/15	5.2%
Deutsche Bank AG, 4.60%, 9/18/15	5.2%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-2.30%	0.99%	1.45%	1.24%
Fund Market Price Returns	-2.39%	0.92%	1.42%	1.07%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	-1.19%	1.49%	2.14%	2.23%
Chinese yuan	-3.78%	-0.31%	1.22%	1.22%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Commodity Currency Strategy Fund (CCX)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	79.0%
Repurchase Agreement	30.7%
Other Assets less Liabilities‡	-9.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/17/15	79.0%
Citigroup, Inc., tri-party repurchase agreement, 0.14%, 9/1/15††	30.7%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Commodity Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes in value of such countries’ currencies relative to the U.S. dollar. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. The Fund intends to invest in commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. This list may change based on market developments. Although this Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-22.84%	-9.51%	-5.02%
Fund Market Price Returns	-22.35%	-9.33%	-4.90%
Barclays Commodity Producers Currency Index	-24.49%	-10.48%	-6.13%
Equal-Weighted Commodity Currency Composite	-22.39%	-8.93%	-4.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on September 24, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	68.8%
Repurchase Agreement	28.7%
Other Assets less Liabilities‡	2.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 10/1/15	34.6%
U.S. Treasury Bill, 0.01%, 9/3/15	34.2%
Citigroup, Inc., tri-party repurchase agreement, 0.14%, 9/1/15††	28.7%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-16.74%	-5.77%	-3.21%	-1.00%
Fund Market Price Returns	-16.63%	-5.74%	-3.13%	-1.11%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	-14.59%	-4.33%	-1.84%	0.07%
Equal-Weighted Emerging Currency Composite	-16.12%	-5.16%	-2.47%	-0.22%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Indian Rupee Strategy Fund (ICN)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	70.2%
Repurchase Agreement	31.9%
Other Assets less Liabilities‡	-2.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/17/15	70.2%
Citigroup, Inc., tri-party repurchase agreement, 0.14%, 9/1/15††	31.9%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Indian Rupee Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar. The Indian rupee is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.74%	0.47%	-0.74%	-0.17%
Fund Market Price Returns	-3.62%	0.16%	-0.81%	-0.30%
JP Morgan Emerging Local Markets Index Plus (ELMI+) India	-3.01%	0.96%	-0.14%	0.79%
Indian rupee	-8.72%	-5.63%	-6.63%	-5.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Country Breakdown† as of 8/31/15

Country	% of Net Assets
Supranational Bonds	17.7%
Singapore	12.5%
Malaysia	11.4%
South Korea	11.3%
Australia	9.0%
Hong Kong	6.7%
Philippines	6.2%
Taiwan	4.9%
Thailand	4.7%
China	3.9%
Indonesia	3.2%
New Zealand	1.2%
Other Assets less Liabilities‡	7.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Malaysia Government Bond, 3.26%, 3/1/18, Series 0213	7.3%
Korea Treasury Bond, 5.75%, 9/10/18, Series 1809	6.1%
Korea Treasury Bond, 3.50%, 3/10/24, Series 2403	5.2%
Singapore Government Bond, 2.25%, 6/1/21	5.2%
Export-Import Bank of Korea, 0.70%, 7/1/16, Reg S	4.9%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22, Reg S	4.6%
Hong Kong Government Bond Programme, 2.46%, 8/4/21	4.6%
Nordic Investment Bank, 3.50%, 1/30/18	4.4%
Western Australian Treasury Corp., 7.00%, 10/15/19, Series 19	4.4%
International Finance Corp., 8.25%, 6/10/21	4.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-12.15%	-3.84%	-1.42%
Fund Market Price Returns	-12.22%	-3.98%	-1.54%
HSBC Asian Local Bond Index	-6.81%	-0.79%	1.37%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

Country Breakdown† as of 8/31/15

Country	% of Net Assets
Australia	61.6%
Supranational Bonds	25.3%
New Zealand	11.7%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Western Australian Treasury Corp., 7.00%, 7/15/21, Series 21	4.7%
Treasury Corp. of Victoria, 6.00%, 10/17/22, Series 1022	4.2%
European Bank for Reconstruction & Development, 0.50%, 9/1/23	3.1%
International Bank for Reconstruction & Development, 5.75%, 10/21/19, Series GDIF	3.1%
International Finance Corp., 5.75%, 7/28/20	3.0%
Tasmanian Public Finance, 5.00%, 9/20/17, Series 17, Reg S	2.9%
Australia Government Bond, 3.25%, 10/21/18, Series 141, Reg S	2.9%
Australia Government Bond, 5.50%, 1/21/18, Series 132, Reg S	2.8%
Australian Capital Territory, 4.25%, 4/11/22	2.8%
Treasury Corp. of Victoria, 6.00%, 6/15/20, Series 0620	2.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Australia & New Zealand Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its investment objective through investments in fixed income instruments denominated in Australian or New Zealand dollars.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs.

Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	-19.32%	-7.45%	-0.06%	-0.08%
Fund Market Price Returns[2]	-19.30%	-7.62%	-0.11%	-0.26%
Citigroup Australian Broad Investment-Grade Bond Index	-19.06%	-6.99%	1.95%	3.39%
Spliced Australia & New Zealand Debt Composite	-18.64%	-6.29%	1.26%	1.02%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 25, 2008.
[2]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
Corporate Bonds	38.9%
U.S. Government Agencies	25.7%
U.S. Government Obligations	17.1%
Commercial Mortgage-Backed Securities	7.1%
Foreign Corporate Bonds	6.6%
Foreign Government Obligations	2.0%
Foreign Government Agencies	1.1%
Municipal Bond	0.6%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Note, 0.63%, 7/15/16	3.5%
U.S. Treasury Note, 0.88%, 6/15/17	2.5%
U.S. Treasury Note, 0.50%, 7/31/17	2.3%
Federal National Mortgage Association, 3.50%, 9/1/45	2.1%
Federal National Mortgage Association, 3.50%, 7/1/45	2.1%
Federal National Mortgage Association, 4.50%, 9/1/43	2.0%
U.S. Treasury Note, 2.50%, 6/30/17	1.8%
U.S. Treasury Note, 2.50%, 8/15/23	1.6%
Enable Midstream Partners L.P., 2.40%, 5/15/19	1.6%
Federal Home Loan Mortgage Corp., 3.50%, 10/1/44	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays U.S. Aggregate Enhanced Yield Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated June 24, 2015, the Fund’s net and gross annual expense ratios were 0.12% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-0.04%
Fund Market Price Returns	-0.08%
Barclays U.S. Aggregate Enhanced Yield Index	0.01%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Agencies	31.1%
U.S. Government Obligations	26.6%
Corporate Bonds	23.4%
Commercial Mortgage-Backed Securities	5.2%
Foreign Corporate Bonds	2.6%
Foreign Government Obligations	2.0%
Supranational Bond	1.8%
Municipal Bond	1.1%
Foreign Government Agencies	0.5%
Other Assets less Liabilities‡	5.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Note, 0.63%, 6/30/17	21.2%
Federal National Mortgage Association, 5.00%, 9/1/45	2.5%
Federal Home Loan Mortgage Corp., 2.38%, 1/13/22	2.4%
U.S. Treasury Bond, 4.50%, 2/15/36	2.2%
Government National Mortgage Association, 4.00%, 9/1/45	1.9%
European Investment Bank, 4.00%, 2/16/21	1.8%
U.S. Treasury Bond, 3.63%, 8/15/43	1.8%
Federal National Mortgage Association, 0.88%, 5/21/18	1.7%
Federal Home Loan Mortgage Corp., 4.50%, 9/1/45	1.7%
Federal Home Loan Mortgage Corp., 4.00%, 9/1/45	1.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.28%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-3.36%	-5.25%
Fund Market Price Returns	-3.78%	-5.30%
Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	-2.51%	-4.10%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Agencies	32.0%
U.S. Government Obligations	30.5%
Corporate Bonds	22.2%
Commercial Mortgage-Backed Securities	4.5%
Foreign Corporate Bonds	2.9%
Supranational Bond	2.2%
Foreign Government Obligations	1.8%
Municipal Bond	0.9%
U.S. Government Agencies Sold Short	-1.5%
Other Assets less Liabilities‡	4.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Note, 0.63%, 6/30/17	24.4%
Federal Home Loan Mortgage Corp., 2.38%, 1/13/22	2.9%
Federal National Mortgage Association, 5.00%, 9/1/45	2.5%
U.S. Treasury Bond, 3.63%, 8/15/43	2.3%
Federal National Mortgage Association, 0.88%, 5/21/18	2.3%
European Investment Bank, 4.00%, 2/16/21	2.2%
Federal Home Loan Mortgage Corp., 4.50%, 9/1/45	1.9%
Federal National Mortgage Association, 3.00%, 9/1/45	1.7%
Government National Mortgage Association, 3.50%, 8/20/44	1.7%
U.S. Treasury Bond, 2.88%, 5/15/43	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.23%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-1.66%	-0.48%
Fund Market Price Returns	-2.00%	-0.57%
Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	-0.75%	0.44%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	17

Performance Summary (unaudited)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	99.9%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 0.18%, 1/31/17	29.7%
U.S. Treasury Floating Rate Note, 0.17%, 4/30/17	29.7%
U.S. Treasury Floating Rate Note, 0.15%, 10/31/16	29.7%
U.S. Treasury Floating Rate Note, 0.17%, 7/31/17	10.8%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of an index that measures the performance of the market for floating rate public obligations of the U.S. Treasury.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s net and gross annual expense ratios were 0.15% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.15% through December 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	0.00%	-0.03%
Fund Market Price Returns	-0.16%	-0.25%
Bloomberg U.S. Treasury Floating Rate Bond Index	0.07%	0.09%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
Corporate Bonds	87.4%
Foreign Corporate Bonds	7.2%
Other Assets less Liabilities‡	5.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Ally Financial, Inc., 5.50%, 2/15/17	2.7%
International Lease Finance Corp., 8.75%, 3/15/17	2.5%
Sprint Communications, Inc., 9.00%, 11/15/18	2.4%
CIT Group, Inc., 5.00%, 5/15/17	2.3%
DISH DBS Corp., 4.25%, 4/1/18	2.2%
Navient Corp., 8.45%, 6/15/18, Series A	2.2%
Pactiv LLC, 8.13%, 6/15/17	2.1%
ArcelorMittal, 5.25%, 2/25/17	2.0%
General Motors Co., 3.50%, 10/2/18	1.7%
Cablevision Systems Corp., 7.75%, 4/15/18	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-5.91%	-6.77%
Fund Market Price Returns	-6.60%	-6.70%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	-6.58%	-5.93%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	19

Performance Summary (unaudited)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
Corporate Bonds	88.5%
Foreign Corporate Bonds	7.3%
Other Assets less Liabilities‡	4.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Ally Financial, Inc., 5.50%, 2/15/17	3.1%
Sprint Communications, Inc., 9.00%, 11/15/18	2.9%
International Lease Finance Corp., 8.75%, 3/15/17	2.7%
Navient Corp., 8.45%, 6/15/18, Series A	2.6%
CIT Group, Inc., 5.00%, 5/15/17	2.3%
ArcelorMittal, 5.25%, 2/25/17	2.0%
Cablevision Systems Corp., 7.75%, 4/15/18	1.9%
Lennar Corp., 4.75%, 12/15/17	1.8%
CNH Industrial Capital LLC, 6.25%, 11/1/16	1.7%
General Motors Co., 3.50%, 10/2/18	1.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.43%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-3.15%	-0.72%
Fund Market Price Returns	-4.10%	-1.06%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	-3.85%	-0.46%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

20	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown† as of 8/31/15

Country	% of Net Assets
Brazil	14.2%
Mexico	12.7%
China	10.7%
Russia	10.3%
Hong Kong	7.4%
India	5.7%
United Arab Emirates	3.6%
Indonesia	3.2%
Qatar	3.1%
Kazakhstan	2.9%
Morocco	2.9%
Colombia	2.8%
Singapore	2.4%
Chile	2.3%
Peru	2.0%
Macau	1.2%
South Korea	1.1%
Jamaica	0.8%
Philippines	0.5%
Venezuela	0.3%
South Africa	0.3%
Other Assets less Liabilities‡	9.6%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Petrobras Global Finance B.V., 5.38%, 1/27/21	4.2%
MDC-GMTN B.V., 5.50%, 4/20/21, Reg S	3.6%
Ooredoo International Finance Ltd., 4.75%, 2/16/21, Reg S	3.1%
PCCW-HKT Capital No. 5 Ltd., 3.75%, 3/8/23, Reg S	3.0%
Southern Copper Corp., 5.25%, 11/8/42	3.0%
KazMunayGas National Co. JSC, 6.38%, 4/9/21, Reg S	2.9%
OCP S.A., 5.63%, 4/25/24, Reg S	2.9%
Mexichem S.A.B. de C.V., 4.88%, 9/19/22, Reg S	2.8%
Bharti Airtel International Netherlands B.V., 5.35%, 5/20/24	2.7%
Grupo Bimbo S.A.B. de C.V., 4.50%, 1/25/22, Reg S	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-6.69%	1.01%	2.47%
Fund Market Price Returns	-7.79%	0.61%	2.23%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad	-1.09%	2.90%	3.90%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	21

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown† as of 8/31/15

Country	% of Net Assets
Poland	9.7%
Malaysia	9.5%
Brazil	9.4%
Mexico	9.3%
Colombia	5.7%
South Africa	5.2%
South Korea	5.1%
Indonesia	4.7%
Turkey	4.4%
Supranational Bonds	4.3%
United States	3.8%
Romania	3.7%
Russia	3.6%
China	3.5%
Thailand	3.4%
Peru	3.3%
Chile	3.3%
Philippines	2.4%
India	2.1%
Other Assets less Liabilities‡	3.6%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.14%, 9/1/15††	3.8%
Malaysia Government Bond, 4.38%, 11/29/19, Series 0902	3.4%
Poland Government Bond, 5.50%, 10/25/19, Series 1019	2.4%
Malaysia Government Bond, 3.42%, 8/15/22, Series 0112	2.2%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	2.1%
Brazil Letras do Tesouro Nacional, 8.87%, 7/1/16	2.1%
Colombian TES, 10.00%, 7/24/24, Series B	2.1%
Korea Treasury Bond, 3.38%, 9/10/23, Series 2309	2.0%
Korea Treasury Bond, 3.50%, 3/10/24, Series 2403	2.0%
Indonesia Treasury Bond, 8.25%, 6/15/32, Series FR58	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-20.19%	-7.36%	-2.47%	-2.50%
Fund Market Price Returns	-19.93%	-7.52%	-2.64%	-2.65%
JP Morgan GBI-EM Global Diversified Index	-21.54%	-7.01%	-1.88%	-2.05%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

22	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Japan Interest Rate Strategy Fund (JGBB) (consolidated)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	95.8%
Other Assets less Liabilities‡	4.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.00%, 9/24/15	20.4%
U.S. Treasury Bill, 0.05%, 10/22/15	20.4%
U.S. Treasury Bill, 0.02%, 11/12/15	20.4%
U.S. Treasury Bill, 0.01%, 10/8/15	18.3%
U.S. Treasury Bill, 0.01%, 9/10/15	16.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Interest Rate Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	2.29%	0.14%
Fund Market Price Returns	1.75%	-0.32%
WisdomTree Japan Interest Rate Strategy Index	3.19%	0.98%
Bloomberg/EFFAS Bond Indices Japan Government 5-10 year Total Return	1.66%	1.97%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	23

Performance Summary (unaudited)

WisdomTree Strategic Corporate Bond Fund (CRDT)

Country Breakdown† as of 8/31/15

Country	% of Net Assets
United States	58.8%
United Kingdom	12.7%
Netherlands	3.8%
France	3.7%
Italy	3.1%
Russia	2.8%
Brazil	2.6%
Germany	2.5%
Belgium	2.2%
Mexico	1.5%
Colombia	0.9%
Luxembourg	0.4%
Other Assets less Liabilities‡	5.0%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.75%, 12/1/43	3.8%
Rock-Tenn Co., 4.45%, 3/1/19	3.6%
Bank of America Corp., 3.30%, 1/11/23	3.4%
Barclays Bank PLC, 7.63%, 11/21/22	3.1%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	3.1%
Intesa Sanpaolo SpA, 5.02%, 6/26/24	3.1%
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	3.0%
FCA U.S. LLC, 8.25%, 6/15/21	2.9%
Gazprom OAO via Gaz Capital S.A., 4.95%, 5/23/16, Reg S	2.8%
Numericable-SFR SAS, 6.00%, 5/15/22	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Strategic Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The issuers of such debt will include public, private, and state-owned or sponsored corporations.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s net and gross annual expense ratios were 0.45% and 0.50%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.45% through December 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-0.19%	2.85%
Fund Market Price Returns	-0.56%	2.65%
Barclays Global Credit Index (Hedged)	0.17%	3.03%
Global Corporate Composite (Hedged)	-0.13%	3.21%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 31, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

24	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
Corporate Bonds	37.1%
Foreign Corporate Bonds	18.1%
U.S. Government Obligations	17.8%
Commercial Mortgage-Backed Securities	7.4%
Foreign Government Obligations	7.3%
Bank Loans	3.2%
Purchased Options	0.0%
Written Options	-0.0%
Other Assets less Liabilities‡	9.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include futures or forward foreign currency contracts (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bond, 3.13%, 8/15/44	17.3%
GS Mortgage Securities Trust, 5.99%, 8/10/45, Series 2007-GG10, Class AM	7.4%
OCP S.A., 4.50%, 10/22/25	3.8%
Virgin Media Secured Finance PLC, 5.38%, 4/15/21	3.8%
Ally Financial, Inc., 8.00%, 3/15/20	2.9%
Mexican Bonos, 10.00%, 12/5/24, Series M 20	2.7%
HCA, Inc., 5.00%, 3/15/24	2.5%
CIT Group, Inc., 5.00%, 8/1/23	2.5%
Level 3 Financing, Inc., 5.38%, 8/15/22	2.5%
Ford Motor Credit Co. LLC, 8.13%, 1/15/20	2.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Western Asset Unconstrained Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated May 1, 2015, as revised May 15, 2015, the Fund’s net and gross annual expense ratios were 0.55% and 0.60%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.55% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-1.49%
Fund Market Price Returns	-1.67%
BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.06%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 11, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	25

Performance Summary (unaudited)

WisdomTree Global Real Return Fund (RRF) (consolidated)

Country Breakdown† as of 8/31/15

Country	% of Net Assets
United States	42.8%
Mexico	8.0%
United Kingdom	5.9%
Sweden	3.9%
South Africa	3.9%
Canada	3.8%
Australia	3.4%
Brazil	3.2%
Turkey	2.0%
Other Assets less Liabilities‡	23.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Inflation Indexed Bond, 3.38%, 4/15/32	11.4%
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/24	6.5%
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/25	6.4%
WisdomTree High Dividend Fund	4.6%
Sweden Inflation Linked Bond, 4.00%, 12/1/20, Series 3102	3.9%
U.S. Treasury Inflation Indexed Note, 2.13%, 1/15/19	3.5%
Australia Inflation Linked Bond, 4.00%, 8/20/20, Series 20CI, Reg S	3.4%
United Kingdom Inflation Linked Gilt, 1.25%, 11/22/27, Reg S	3.1%
United Kingdom Inflation Linked Gilt, 1.25%, 11/22/32, Reg S	2.8%
America Movil S.A.B. de C.V., 5.00%, 3/30/20	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global Real Return Fund (the “Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.65%. The prospectus expense ratio includes 0.05% of acquired fund fees and expenses (‘‘AFFEs’’). The prospectus expense ratio may not correlate to the expense ratio in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include AFFEs, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-10.38%	-3.55%	-2.88%
Fund Market Price Returns	-8.04%	-3.18%	-2.96%
BofA Merrill Lynch Global Diversified Inflation-Linked Index	-9.45%	-1.19%	0.50%
BofA Merrill Lynch Global Diversified Inflation-Linked Index (Hedged)	0.30%	-1.65%	3.76%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 14, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

26	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/15

Investment Type	% of Net Assets
U.S. Government Obligations	90.2%
Other Assets less Liabilities‡	9.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/15

Description	% of Net Assets
U.S. Treasury Bill, 0.04%, 9/17/15	86.9%
U.S. Treasury Bill, 0.05%, 12/10/15	3.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2015, as revised June 30, 2015, the Fund’s annual expense ratio was 0.95%.

Performance as of 8/31/15

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-2.33%	-0.24%	-3.81%
Fund Market Price Returns	-2.35%	-0.23%	-3.85%
Diversified Trends Indicator Index	-1.33%	0.91%	-2.70%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on January 5, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	27

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Barclays Commodity Producers Currency Index:

The Barclays Commodity Producers Currency Index (“CPCI-6”) tracks the performance of long positions in the equally weighted six commodity currencies versus the U.S. dollar, expressed through one-month cash settled forward rate agreements. The six commodity currencies included in CPCI-6 are the Australian dollar, Brazilian real, Canadian dollar, Norwegian krone, Russian ruble, and South African rand. These currencies are selected to represent six resource rich economies, diversified in terms of geography, major commodities items exported and across developed and emerging economies.

Barclays Global Credit Index (Hedged):

The Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Barclays Multiverse Index is the union of the Barclays Global Aggregate Index and the Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country.

Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration:

The Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration combines long positions in the Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of -5 years. Market values of long and short positions are rebalanced at month-end.

Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Barclays U.S. Aggregate Enhanced Yield Index:

The Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Barclays U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

28	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months. To be included in the index a security must have a minimum par of 1,000MM.

Bloomberg/EFFAS Bond Indices Japan Government 5-10 Year Total Return:

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a negative seven year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch Global Diversified Inflation-Linked Index:

The BofA Merrill Lynch Global Diversified Inflation-Linked Index is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency.

BofA Merrill Lynch Global Diversified Inflation-Linked Index (Hedged):

The BofA Merrill Lynch Global Diversified Inflation-Linked Index (Hedged) is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency but hedges the foreign currency exposures using forward currency contracts.

BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index:

The BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	29

Description of Terms and Indexes (unaudited) (continued)

Citigroup Australian Broad Investment-Grade Bond Index:

The Citigroup Australian Broad Investment-Grade Bond Index is a market capitalization-weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers).

Diversified Trends Indicator Index:

The Diversified Trends Indicator (“DTI”) Index is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Commodity Currency Composite:

A composite incorporating equal-weighted exposures to the currencies within the

Commodity Currency Strategy Fund was constructed as a benchmark for Fund performance. Returns for the individual emerging market currencies are represented by the return of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Returns for the individual developed market countries are represented by the returns of the BofA Merrill Lynch One-Month Constant Maturity LIBID Index for each country. The JP Morgan indices use a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the returns for emerging currency positions. The BofA Merrill Lynch indices track a consistent investment in one-month bank deposits denominated in the specified currency. Within the composite, currency exposures are rebalanced back to equal-weight at the end of the month in which the Fund rebalances its portfolio. Changes to currencies within the Fund are reflected in the composite at the end of the month they are added to, or deleted from, the Fund.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Forward Currency Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

30	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

Global Corporate Composite (Hedged):

The Global Corporate Composite (Hedged) consists of a blend of 75% Barclays Global Aggregate Corporate Index — Hedged USD and 25% Barclays Global High Yield Index — Hedged USD. The Barclays Global Aggregate Index provides a broad-based measure the global investment grade fixed-rate debt markets. The Barclays Global High-Yield Index provides a broad-based measure of the global high-yield fixed income markets.

HSBC Asian Local Bond Index:

The HSBC Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) India:

The India subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Indian rupee money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	31

Description of Terms and Indexes (unaudited) (continued)

LIBID:

London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

Sovereign Debt:

Debt that is the direct obligation of a government issuer.

Spliced Australia & New Zealand Debt Composite:

A spliced index which tracks the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011. Thereafter, the composite tracks an 80%/20% weighted exposure to the local currency bond markets of Australia and New Zealand, respectively. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Bond Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. Country exposures are rebalanced back to target weighting quarterly. The BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits. The JP Morgan New Zealand Government Bond Index is a market capitalization-weighted index of locally denominated, fixed rate government debt.

Spot Rate:

A “spot” rate is the foreign exchange market price at which a currency will be delivered on the settlement date. Spot rate is the starting point for all foreign exchange transactions. The Brazilian real “spot” return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate using WM/Reuters London closing rates. The Chinese yuan and Indian rupee “spot” return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate using WM/Reuters Singapore closing rates.

WisdomTree Japan Interest Rate Strategy Index:

The WisdomTree Japan Interest Rate Strategy Index is designed to provide long exposure to monthly U.S. Treasury Bill returns plus short exposure to the monthly performance of Japanese government bonds while at the same time offsetting a portion of the exposure to fluctuations of the Japanese yen relative to the U.S. dollar (the amount of currency exposure to be offset is determined periodically with reference to its contribution to the overall volatility of the index).

Index Description:

Alpha Financial Technologies, LLC (“AFT”) has developed, maintained and owns rights to the methodology that is employed in connection with the Diversified Trends IndicatorTM (“DTI”). DTI® is a registered mark of AFT. The WisdomTree Managed Futures Strategy Fund is not sponsored, endorsed, sold or promoted by AFT. The DTI was created, compiled, maintained and is owned by AFT without regard to the WisdomTree Managed Futures Strategy Fund. The DTI is licensed on an “as is” basis without warranties or guarantees or other terms concerning merchantability, absence of defects, fitness or use for a particular purpose, timeliness, accuracy, completeness, currentness or quality. Neither AFT nor its affiliates make any warranties or guarantees as to the results to be obtained in connection with the use of the DTI or an investment in the WisdomTree Managed Futures Strategy Fund, and AFT and its affiliates shall have no liability in connection with any WisdomTree Managed Futures Strategy Fund investment.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of the Funds and Barclays has no responsibilities, obligations or duties to investors in the Funds. These Barclays Indexes are a trademark owned by Barclays Bank PLC and licensed for use

32	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (concluded)

by WisdomTree with respect to the WisdomTree trust as the Issuer of the Funds. Barclays’ only relationship to WisdomTree is the licensing of these Barclays Indexes which is determined, composed and calculated by Barclays without regard to WisdomTree or the Funds. While WisdomTree may for itself execute transaction(s) with Barclays in or relating to these Barclays Indexes in connection with the Funds that investors acquire from WisdomTree, investors in the Funds neither acquire any interest in these Barclays Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays, and Barclays makes no representation or warranty (express or implied) to the owners of the Funds, the Issuer of members of the public regarding the advisability, legality or suitability of the Funds or use of the Barclays Indexes or any data included therein. Barclays shall not be liable in any way to the Issuer, investor, or to other third parties in respect to the use or accuracy of these Barclays Indexes or any data included therein or in connection with the administration, marketing, purchasing or performance of the Funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	33

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/1/15 to 8/31/15” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited) (continued)

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio Based on the Period 3/1/15 to 8/31/15	Expenses Paid During the Period† 3/1/15 to 8/31/15
WisdomTree Bloomberg U.S. Dollar Bullish Fund
Actual	$1,000.00	$1,025.40	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
WisdomTree Brazilian Real Strategy Fund
Actual	$1,000.00	$832.10	0.45%	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Chinese Yuan Strategy Fund
Actual	$1,000.00	$980.10	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Commodity Currency Strategy Fund
Actual	$1,000.00	$908.60	0.55%	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Emerging Currency Strategy Fund
Actual	$1,000.00	$924.00	0.55%	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Indian Rupee Strategy Fund
Actual	$1,000.00	$958.10	0.45%	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Asia Local Debt Fund
Actual	$1,000.00	$924.50	0.55%	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Australia & New Zealand Debt Fund
Actual	$1,000.00	$906.60	0.45%	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund
Actual[1]	$1,000.00	$999.60	0.12%*	$0.18
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%*	$0.61
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
Actual	$1,000.00	$996.00	0.28%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund
Actual	$1,000.00	$986.20	0.23%	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17
WisdomTree Bloomberg Floating Rate Treasury Fund
Actual	$1,000.00	$1,000.40	0.15%**	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%**	$0.77
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund
Actual	$1,000.00	$989.00	0.48%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.48%	$2.45
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund
Actual	$1,000.00	$975.10	0.43%	$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19
WisdomTree Emerging Markets Corporate Bond Fund
Actual	$1,000.00	$981.40	0.60%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	35

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio Based on the Period 3/1/15 to 8/31/15	Expenses Paid During the Period† 3/1/15 to 8/31/15
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$895.10	0.55%	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Japan Interest Rate Strategy Fund (consolidated)
Actual	$1,000.00	$997.40	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
WisdomTree Strategic Corporate Bond Fund
Actual	$1,000.00	$978.70	0.45%**	$2.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%**	$2.29
WisdomTree Western Asset Unconstrained Bond Fund
Actual[2]	$1,000.00	$985.10	0.55%*	$1.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%*	$2.80
WisdomTree Global Real Return Fund (consolidated)
Actual	$1,000.00	$950.10	0.60%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
WisdomTree Managed Futures Strategy Fund (consolidated)
Actual	$1,000.00	$949.30	0.95%	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

*	For WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund and WisdomTree Western Asset Unconstrained Bond Fund, WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% and 0.55%, respectively through December 31, 2016, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

**	For WisdomTree Bloomberg Floating Rate Treasury Fund and WisdomTree Strategic Corporate Bond Fund, WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.15% and 0.45%, respectively through December 31, 2015, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

1	Fund commenced operations on July 9, 2015. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 54/365 (to reflect the period since commencement of operations).

2	Fund commenced operations on June 11, 2015. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 82/365 (to reflect the period since commencement of operations).

36	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2015

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 99.8%
U.S. Treasury Bills – 99.8%
U.S. Treasury Bills
0.02%, 9/17/15*	$42,100,000	$42,100,126
0.03%, 10/1/15*	74,900,000	74,900,150
0.05%, 10/22/15*	122,700,000	122,699,755
0.05%, 11/19/15*	39,000,000	39,000,156
0.16%, 12/31/15*	61,300,000	61,275,296
TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $339,957,098)		339,975,483
Cash and Other Assets in Excess of Liabilities – 0.2%		708,093

NET ASSETS – 100.0%		$340,683,576
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	37

Schedule of Investments

WisdomTree Brazilian Real Strategy Fund (BZF)

August 31, 2015

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 75.0%
U.S. Treasury Bill – 75.0%
U.S. Treasury Bill 0.05%, 9/24/15* (Cost: $11,999,655)	$12,000,000	$12,000,072
REPURCHASE AGREEMENT – 36.2%
United States – 36.2%

Deutsche Bank, tri-party repurchase agreement dated 8/31/15, 0.15% due 9/1/15; Proceeds at maturity – $5,782,024 (fully collateralized by U.S. Treasury Note, 3.63% due 8/15/19; Market value – $5,897,674)

(Cost: $5,782,000)	5,782,000	5,782,000
TOTAL INVESTMENTS IN SECURITIES – 111.2% (Cost: $17,781,655)		17,782,072
Liabilities in Excess of Cash and Other Assets – (11.2)%		(1,787,482)

NET ASSETS – 100.0%		$15,994,590
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

38	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 55.0%
U.S. Treasury Bills – 55.0%
U.S. Treasury Bills
0.01%, 9/3/15*	$27,140,000	$27,140,000
0.01%, 10/1/15*	21,722,000	21,722,043
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $48,861,876)		48,862,043
TIME DEPOSITS – 20.9%
China – 20.9%
Barclays Capital, Inc. 4.00%, 9/18/15	30,000,000 CNH	4,654,519
BNP Paribas S.A. 3.91%, 9/18/15	30,000,000 CNH	4,654,519
Deutsche Bank AG 4.60%, 9/18/15	30,000,000 CNH	4,654,518
Standard Chartered Bank 2.40%, 9/18/15	30,000,000 CNH	4,654,518
TOTAL TIME DEPOSITS (Cost: $18,632,383)		18,618,074
REPURCHASE AGREEMENT – 27.6%
United States – 27.6%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/15, 0.14% due 9/1/15; Proceeds at maturity – $24,500,095 (fully collateralized by Fannie Mae, 0.00% due 1/27/16, U.S. Treasury Notes, 0.88% – 1.25% due 7/15/17 – 1/31/20 and U.S. Treasury Bond Principal Strip, 0.00% due 11/15/21; Market value – $24,990,435) (Cost: $24,500,000)	$24,500,000	24,500,000
TOTAL INVESTMENTS IN SECURITIES – 103.5% (Cost: $91,994,259)		91,980,117
Liabilities in Excess of Cash and Other Assets – (3.5)%		(3,152,776)

NET ASSETS – 100.0%		$88,827,341

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

CNH	– Offshore Chinese renminbi

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	39

Schedule of Investments

WisdomTree Commodity Currency Strategy Fund (CCX)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 79.0%
U.S. Treasury Bill – 79.0%
U.S. Treasury Bill 0.02%, 9/17/15* (Cost: $4,899,954)	$4,900,000	$4,900,015
REPURCHASE AGREEMENT – 30.7%
United States – 30.7%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/15, 0.14% due 9/1/15; Proceeds at maturity – $1,905,007 (fully collateralized by Fannie Mae, 3.00% – 7.95% due 9/15/20 – 3/1/43, Ginnie Mae, 4.00% – 5.50% due 7/15/18 – 8/20/45 and U.S. Treasury Bond Coupon Strip, 0.00% due 8/15/23; Market value – $1,958,229) (Cost: $1,905,000)	1,905,000	1,905,000
TOTAL INVESTMENTS IN SECURITIES – 109.7% (Cost: $6,804,954)		6,805,015
Liabilities in Excess of Cash and Other Assets – (9.7)%		(600,793)

NET ASSETS – 100.0%		$6,204,222
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

40	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 68.8%
U.S. Treasury Bills – 68.8%
U.S. Treasury Bills
0.01%, 9/3/15*	$18,000,000	$18,000,000
0.01%, 10/1/15*	18,236,000	18,236,037
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $36,235,899)		36,236,037
REPURCHASE AGREEMENT – 28.7%
United States – 28.7%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/15, 0.14% due 9/1/15; Proceeds at maturity – $15,140,059 (fully collateralized by Federal Home Loan Bank, 5.63% due 6/13/16, Fannie Mae, 3.50% – 7.00% due 9/1/25 – 1/1/49, Freddie Mac, 0.00% – 6.00% due 6/13/18 – 2/1/45, Ginnie Mae, 4.00% – 5.00% due 5/15/40 – 7/20/45, U.S. Treasury Note, 1.13% due 4/30/20, U.S. Treasury Bond Coupon Strips, 0.00% due 8/15/22 – 8/15/44 and U.S. Treasury Inflation Index Bond, 0.13% due 7/15/24; Market value – $15,848,890) (Cost: $15,140,000)	15,140,000	15,140,000
TOTAL INVESTMENTS IN SECURITIES – 97.5% (Cost: $51,375,899)		51,376,037
Cash and Other Assets in Excess of Liabilities – 2.5%		1,342,571

NET ASSETS – 100.0%		$52,718,608
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	41

Schedule of Investments

WisdomTree Indian Rupee Strategy Fund (ICN)

August 31, 2015

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 70.2%
U.S. Treasury Bill – 70.2%
U.S. Treasury Bill 0.02%, 9/17/15* (Cost: $8,672,919)	$8,673,000	$8,673,026
REPURCHASE AGREEMENT – 31.9%
United States – 31.9%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/15, 0.14% due 9/1/15; Proceeds at maturity – $3,940,015 (fully collateralized by Fannie Mae, 0.00% – 1.25% due 1/27/16 – 1/30/17 and U.S. Treasury Notes, 0.63% – 0.88% due 7/15/17 – 4/30/18; U.S. Treasury Bond Coupon Strip, 0.00% due 8/15/22 and U.S. Treasury Inflation Index Bond, 0.75% due 2/15/42; Market value – $4,018,886) (Cost: $3,940,000)	3,940,000	3,940,000
TOTAL INVESTMENTS IN SECURITIES – 102.1% (Cost: $12,612,919)		12,613,026
Liabilities in Excess of Cash and Other Assets – (2.1)%		(258,251)

NET ASSETS – 100.0%		$12,354,775
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

42	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2015

Investments	Principal Amount	Value

FOREIGN CORPORATE BOND – 4.9%
Taiwan – 4.9%
Export-Import Bank of Korea 0.70%, 7/1/16, Reg S
(Cost: $2,080,538)	61,600,000 TWD	$1,886,377
FOREIGN GOVERNMENT AGENCIES – 9.0%
Australia – 9.0%
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22, Reg S	2,095,000 AUD	1,783,080
Western Australian Treasury Corp. 7.00%, 10/15/19, Series 19	2,028,000 AUD	1,704,520
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $4,456,076)		3,487,600
FOREIGN GOVERNMENT OBLIGATIONS – 61.1%
China – 3.9%
China Government Bond
2.48%, 12/1/20	3,500,000 CNY	523,223
2.36%, 8/18/21, Reg S	2,500,000 CNY	365,159
3.10%, 6/29/22	2,500,000 CNY	378,697
3.48%, 6/29/27, Reg S	1,500,000 CNY	230,787

Total China		1,497,866
Hong Kong – 6.7%
Hong Kong Government Bond 1.51%, 2/24/27	2,500,000 HKD	311,312
Hong Kong Government Bond Programme
2.46%, 8/4/21	13,000,000 HKD	1,774,010
1.10%, 1/17/23	4,000,000 HKD	498,388

Total Hong Kong		2,583,710
Indonesia – 3.2%
Indonesia Treasury Bond
12.80%, 6/15/21, Series FR34	7,718,000,000 IDR	651,422
7.00%, 5/15/22, Series FR61	8,673,000,000 IDR	563,158

Total Indonesia		1,214,580
Malaysia – 11.4%
Malaysia Government Bond
4.01%, 9/15/17, Series 0210	2,248,000 MYR	541,926
3.26%, 3/1/18, Series 0213	11,995,000 MYR	2,806,108
4.38%, 11/29/19, Series 0902	4,405,000 MYR	1,055,615

Total Malaysia		4,403,649
New Zealand – 1.2%
New Zealand Government Bond 5.00%, 3/15/19, Series 319, Reg S	694,000 NZD	475,238
Philippines – 6.2%
Philippine Government Bond 5.00%, 8/18/18, Series 7-51	17,850,000 PHP	403,418
Philippine Government International Bond
4.95%, 1/15/21	27,000,000 PHP	600,834
3.90%, 11/26/22	49,000,000 PHP	1,029,922
6.25%, 1/14/36	15,000,000 PHP	363,530

Total Philippines		2,397,704
Singapore – 12.5%
Singapore Government Bond
2.50%, 6/1/19	1,490,000 SGD	$1,085,039
2.25%, 6/1/21	2,864,000 SGD	2,008,435
3.00%, 9/1/24	1,960,000 SGD	1,413,402
2.88%, 7/1/29	463,000 SGD	320,705

Total Singapore		4,827,581
South Korea – 11.3%
Korea Treasury Bond
5.75%, 9/10/18, Series 1809	2,493,010,000 KRW	2,353,928
3.50%, 3/10/24, Series 2403	2,172,390,000 KRW	2,017,172

Total South Korea		4,371,100
Thailand – 4.7%
Thailand Government Bond
3.25%, 6/16/17	33,114,000 THB	952,256
2.80%, 10/10/17	29,667,000 THB	848,762

Total Thailand		1,801,018
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $28,523,836)		23,572,446
SUPRANATIONAL BONDS – 17.7%
Asian Development Bank
6.25%, 3/5/20	968,000 AUD	796,345
2.85%, 10/21/20	6,000,000 CNY	889,013
EUROFIMA 5.63%, 10/24/16	1,105,000 AUD	814,077
European Investment Bank 7.20%, 7/9/19, Reg S	15,800,000,000 IDR	1,027,106
International Finance Corp. 8.25%, 6/10/21	98,830,000 INR	1,582,915
Nordic Investment Bank 3.50%, 1/30/18	2,667,000 NZD	1,709,405
TOTAL SUPRANATIONAL BONDS (Cost: $8,248,468)		6,818,861
TOTAL INVESTMENTS IN SECURITIES – 92.7% (Cost: $43,308,918)		35,765,284
Cash, Foreign Currency and Other Assets in Excess of Liabilities –7.3%		2,808,401

NET ASSETS – 100.0%		$38,573,685

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

CNY – Chinese yuan

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MYR – Malaysian ringgit

NZD – New Zealand dollar

PHP – Philippine peso

SGD – Singapore dollar

THB – Thai baht

TWD – New Taiwan dollar

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	43

Schedule of Investments

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2015

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES – 40.6%
Australia – 40.6%
Australian Capital Territory 5.50%, 6/7/18	610,000 AUD	$472,529
4.25%, 4/11/22	3,750,000 AUD	2,907,999
KFW
6.25%, 12/4/19	552,000 AUD	450,417
2.75%, 4/16/20, Reg S	1,000,000 AUD	713,581
6.25%, 5/19/21	800,000 AUD	671,708
4.00%, 2/27/25, Reg S	2,000,000 AUD	1,505,849
Landwirtschaftliche Rentenbank
5.50%, 3/29/22	2,800,000 AUD	2,293,270
4.25%, 1/24/23, Series 15	1,400,000 AUD	1,069,473
4.75%, 4/8/24	1,540,000 AUD	1,218,532
New South Wales Treasury Corp.
6.00%, 2/1/18, Series 18	261,600 AUD	203,263
6.00%, 5/1/20, Series 520	3,340,000 AUD	2,761,656
5.00%, 8/20/24, Series 24	1,460,000 AUD	1,206,406
Northern Territory Treasury Corp. 4.75%, 9/20/18	300,000 AUD	229,244
Queensland Treasury Corp.
6.00%, 9/14/17, Series 17, Reg S	161,000 AUD	123,487
5.50%, 6/21/21, Series 21, Reg S	3,120,000 AUD	2,556,287
5.75%, 7/22/24, Series 24, Reg S	2,240,000 AUD	1,914,293
South Australian Government Financing Authority
5.75%, 9/20/17, Series 17	1,240,000 AUD	945,358
5.00%, 5/20/21, Series 21	2,500,000 AUD	1,998,599
4.25%, 11/20/23, Series 23	1,110,000 AUD	857,943
Tasmanian Public Finance 5.00%, 9/20/17, Series 17, Reg S	4,000,000 AUD	3,005,576
Treasury Corp. of Victoria
5.50%, 11/15/18, Series 1118	294,000 AUD	230,986
6.00%, 6/15/20, Series 0620	3,505,000 AUD	2,904,332
6.00%, 10/17/22, Series 1022	5,080,000 AUD	4,376,922
5.50%, 12/17/24, Series 1224	895,000 AUD	767,552
Western Australian Treasury Corp.
7.00%, 10/15/19, Series 19	100,000 AUD	84,049
7.00%, 7/15/21, Series 21	5,500,000 AUD	4,812,883
6.00%, 10/16/23, Series 23	1,922,800 AUD	1,655,353
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $47,206,766)		41,937,547
FOREIGN GOVERNMENT OBLIGATIONS – 32.7%
Australia – 21.0%
Australia Government Bond
4.25%, 7/21/17, Series 135, Reg S	3,880,000 AUD	2,875,911
5.50%, 1/21/18, Series 132, Reg S	3,818,000 AUD	2,942,733
3.25%, 10/21/18, Series 141, Reg S	4,050,000 AUD	2,999,798
5.25%, 3/15/19, Series 122, Reg S	1,206,000 AUD	955,963
4.50%, 4/15/20, Series 126, Reg S	2,450,000 AUD	1,932,309
5.75%, 5/15/21, Series 124, Reg S	3,120,000 AUD	2,638,011
5.75%, 7/15/22, Series 128, Reg S	1,845,000 AUD	1,589,898
5.50%, 4/21/23, Series 133, Reg S	2,795,000 AUD	2,400,516
3.25%, 4/21/25, Series 139, Reg S	1,550,000 AUD	1,153,001
4.75%, 4/21/27, Series 136, Reg S	1,805,000 AUD	1,523,882
4.50%, 4/21/33, Series 140, Reg S	900,000 AUD	754,246

Total Australia		21,766,268
New Zealand – 11.7%
New Zealand Government Bond
6.00%, 12/15/17, Series 1217, Reg S	2,994,000 NZD	$2,042,350
5.00%, 3/15/19, Series 319, Reg S	4,080,000 NZD	2,793,908
3.00%, 4/15/20, Series 420, Reg S(a)	1,635,000 NZD	1,050,088
6.00%, 5/15/21, Series 521, Reg S	3,900,000 NZD	2,891,051
5.50%, 4/15/23, Series 423, Reg S	1,610,000 NZD	1,197,168
5.50%, 4/15/23, Series 423, Reg S(a)	1,740,000 NZD	1,293,835
4.50%, 4/15/27, Series 427, Reg S(a)	1,140,000 NZD	810,089

Total New Zealand		12,078,489
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $38,557,154)		33,844,757
SUPRANATIONAL BONDS – 25.3%
African Development Bank
5.25%, 3/23/22, Series GDIF	1,889,000 AUD	1,522,549
4.75%, 3/6/24, Series GDIF	650,000 AUD	513,152
Asian Development Bank
6.00%, 2/22/18	530,000 AUD	410,181
5.00%, 3/9/22	3,050,000 AUD	2,443,636
3.75%, 3/12/25	300,000 AUD	222,810
Council Of Europe Development Bank 6.00%, 10/8/20	2,945,000 AUD	2,400,122
EUROFIMA 5.50%, 6/30/20	3,060,000 AUD	2,428,873
European Bank for Reconstruction & Development 0.50%, 9/1/23	5,840,000 AUD	3,252,424
European Investment Bank
6.13%, 1/23/17	682,000 AUD	509,703
6.50%, 8/7/19	795,000 AUD	647,543
3.20%, 3/10/21(b)	3,362,000 AUD	2,003,306
Inter-American Development Bank
6.50%, 8/20/19	1,692,000 AUD	1,386,418
3.25%, 2/7/20	2,850,000 AUD	2,082,789
International Bank for Reconstruction & Development 5.75%, 10/21/19, Series GDIF	4,045,000 AUD	3,246,445
International Finance Corp. 5.75%, 7/28/20	3,766,000 AUD	3,064,493
TOTAL SUPRANATIONAL BONDS (Cost: $28,930,996)		26,134,444

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.6%
United States – 2.6%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(c) (Cost: $2,673,964)(d)	2,673,964	2,673,964
TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $117,368,880)		104,590,712
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.2)%		(1,218,715)

NET ASSETS – 100.0%		$103,371,997
Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

NZD – New Zealand dollar

See Notes to Financial Statements.

44	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2015

(a)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(b)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2015.

(c)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(d)	At August 31, 2015, the total market value of the Fund’s securities on loan was $2,580,477 and the total market value of the collateral held by the Fund was $2,673,964.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	45

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 25.7%
Federal Home Loan Mortgage Corporation – 9.5%
5.00%, 6/1/37	$8,535	$9,377
5.50%, 2/1/40	30,798	34,279
4.00%, 11/1/40	49,052	52,227
5.50%, 6/1/41	14,210	15,817
5.00%, 7/1/41	26,890	29,494
4.50%, 5/1/44	47,491	51,431
3.50%, 10/1/44	75,763	78,541
4.00%, 3/1/45	48,177	51,219
3.00%, 4/1/45	49,311	49,498
3.00%, 7/1/45	49,859	50,048
3.50%, 9/1/45(a)	50,000	51,764

Total Federal Home Loan Mortgage Corporation		473,695
Federal National Mortgage Association – 16.2%
5.00%, 5/1/38	43,906	48,407
5.50%, 11/1/38	9,272	10,371
5.50%, 4/1/40	47,496	53,395
3.00%, 7/1/43	52,024	52,514
4.50%, 9/1/43	91,628	99,541
4.00%, 5/1/44	48,297	51,504
4.00%, 7/1/44	53,138	56,655
4.00%, 11/1/44	43,838	46,747
3.00%, 1/1/45	23,980	24,149
3.50%, 7/1/45	99,688	103,542
3.00%, 9/1/45(a)	75,000	75,428
3.50%, 9/1/45(a)	100,000	103,735
3.50%, 10/1/45(a)	25,000	25,871
4.00%, 10/1/45(a)	50,000	53,039

Total Federal National Mortgage Association		804,898
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $1,276,621)		1,278,593
U.S. GOVERNMENT OBLIGATIONS – 17.1%
U.S. Treasury Notes – 17.1%
U.S. Treasury Note
0.63%, 7/15/16	174,000	174,380
1.00%, 9/30/16	50,000	50,301
0.88%, 6/15/17	125,000	125,388
2.50%, 6/30/17	88,000	90,863
0.50%, 7/31/17	114,000	113,500
1.38%, 5/31/20	15,000	14,894
1.50%, 5/31/20	15,000	14,997
1.63%, 6/30/20	20,000	20,089
1.88%, 6/30/20	15,000	15,231
2.00%, 7/31/20	15,000	15,316
2.13%, 8/31/20	40,000	41,039
2.00%, 9/30/20	15,000	15,290
1.75%, 10/31/20	15,000	15,088
2.00%, 11/30/20	15,000	15,263
2.38%, 12/31/20	15,000	15,544
2.13%, 1/31/21	15,000	15,334
2.00%, 2/28/21	15,000	15,226
2.50%, 8/15/23	79,000	81,572
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $849,712)		849,315
CORPORATE BONDS – 38.9%
United States – 38.9%
21st Century Fox America, Inc. 4.75%, 9/15/44	$39,000	$37,551
Abbott Laboratories 2.55%, 3/15/22	25,000	24,501
AbbVie, Inc. 4.50%, 5/14/35	50,000	48,052
Actavis Funding SCS 4.55%, 3/15/35	25,000	23,055
Amazon.com, Inc.
3.30%, 12/5/21	25,000	25,526
4.80%, 12/5/34	25,000	25,257
American International Group, Inc.
2.30%, 7/16/19	25,000	24,955
3.88%, 1/15/35	25,000	22,783
Amgen, Inc.
2.13%, 5/1/20	25,000	24,413
3.13%, 5/1/25	25,000	23,740
AT&T, Inc.
3.40%, 5/15/25	25,000	23,873
4.75%, 5/15/46	25,000	22,876
Bank of America Corp. 5.70%, 1/24/22	50,000	56,447
Baxalta, Inc. 2.88%, 6/23/20(b)	35,000	34,583
Becton Dickinson and Co. 2.68%, 12/15/19	25,000	25,035
Berkshire Hathaway Energy Co. 4.50%, 2/1/45	25,000	24,549
Burlington Northern Santa Fe LLC 4.15%, 4/1/45	25,000	22,799
Capital One Financial Corp. 3.20%, 2/5/25	25,000	23,303
Citigroup, Inc. 3.30%, 4/27/25	25,000	24,245
Columbia Pipeline Group, Inc. 3.30%, 6/1/20(b)	76,000	75,935
Copano Energy LLC 7.13%, 4/1/21	23,000	24,010
CVS Health Corp. 4.75%, 5/18/20	25,000	27,163
Devon Energy Corp. 3.25%, 5/15/22	25,000	24,167
Dow Chemical Co. (The) 4.25%, 11/15/20	25,000	26,567
DTE Energy Co. 3.30%, 6/15/22(b)	25,000	25,335
Duke Energy Indiana, Inc. 3.75%, 7/15/20	25,000	26,682
Enable Midstream Partners L.P. 2.40%, 5/15/19(b)	86,000	80,967
Enterprise Products Operating LLC 4.90%, 5/15/46	38,000	34,416
Federal Realty Investment Trust 4.50%, 12/1/44	25,000	24,778

See Notes to Financial Statements.

46	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2015

Investments	Principal Amount	Value

Franklin Resources, Inc. 2.85%, 3/30/25	$25,000	$23,798
General Electric Capital Corp. 4.38%, 9/16/20	50,000	54,298
Goldman Sachs Group, Inc. (The) 4.80%, 7/8/44	41,000	41,646
International Lease Finance Corp. 6.75%, 9/1/16(b)	24,000	24,995
JM Smucker Co. (The) 3.00%, 3/15/22(b)	57,000	55,984
JPMorgan Chase & Co. 4.85%, 2/1/44	35,000	37,025
Keysight Technologies, Inc. 3.30%, 10/30/19(b)	38,000	37,908
Kinder Morgan, Inc.
6.50%, 9/15/20	25,000	27,614
4.30%, 6/1/25	25,000	23,114
Kraft Foods Group, Inc. 5.00%, 6/4/42	25,000	25,571
Kraft Heinz Foods Co. 2.80%, 7/2/20(b)	25,000	25,012
McGraw Hill Financial, Inc. 4.00%, 6/15/25(b)	64,000	62,078
Medtronic, Inc.
3.15%, 3/15/22	25,000	25,068
3.50%, 3/15/25	47,000	46,866
Merck & Co., Inc. 2.35%, 2/10/22	25,000	24,410
Morgan Stanley 3.95%, 4/23/27	25,000	23,865
National Rural Utilities Cooperative Finance Corp. 2.85%, 1/27/25	25,000	24,155
Oncor Electric Delivery Co. LLC 2.95%, 4/1/25(b)	44,000	41,940
Oracle Corp. 2.50%, 5/15/22	25,000	24,353
PepsiCo, Inc. 2.75%, 4/30/25	25,000	23,802
Phillips 66 4.88%, 11/15/44	25,000	23,984
Prudential Financial, Inc. 3.50%, 5/15/24	40,000	39,428
RJ Reynolds Tobacco Co. 6.88%, 5/1/20	25,000	28,935
Time Warner, Inc. 4.85%, 7/15/45	41,000	39,813
Tucson Electric Power Co. 3.05%, 3/15/25	26,000	24,809
United Technologies Corp. 3.10%, 6/1/22	25,000	25,104
Verizon Communications, Inc. 4.52%, 9/15/48	83,000	74,395
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	25,000	24,789
Weatherford International Ltd. 6.50%, 8/1/36	25,000	20,634
Wells Fargo & Co. 4.10%, 6/3/26	$25,000	$25,155
Zimmer Biomet Holdings, Inc. 4.25%, 8/15/35	25,000	23,049
TOTAL CORPORATE BONDS (Cost: $1,963,618)		1,931,160
FOREIGN CORPORATE BONDS – 6.6%
Brazil – 1.2%
Petrobras Global Finance B.V. 6.25%, 3/17/24	70,000	61,481
France – 0.5%
BNP Paribas S.A. 5.00%, 1/15/21	25,000	27,997
Ireland – 0.5%
XLIT Ltd. 5.50%, 3/31/45	25,000	23,336
Mexico – 0.5%
Petroleos Mexicanos 4.50%, 1/23/26(b)	25,000	23,814
Peru – 0.9%
Southern Copper Corp.
3.88%, 4/23/25	25,000	23,899
5.88%, 4/23/45	25,000	21,597

Total Peru		45,496
Switzerland – 0.9%
Credit Suisse 5.40%, 1/14/20	40,000	44,206
United Kingdom – 2.1%
BP Capital Markets PLC 3.06%, 3/17/22	25,000	24,843
HSBC Holdings PLC 4.00%, 3/30/22	50,000	51,943
Rio Tinto Finance USA Ltd. 3.50%, 11/2/20	25,000	25,844

Total United Kingdom		102,630
TOTAL FOREIGN CORPORATE BONDS (Cost: $340,969)		328,960
FOREIGN GOVERNMENT AGENCIES – 1.1%
Canada – 1.1%
Hydro-Quebec 9.50%, 11/15/30, Series HQ
(Cost: $57,729)	33,000	53,844
FOREIGN GOVERNMENT OBLIGATIONS – 2.0%
Mexico – 0.5%
Mexico Government International Bond 4.75%, 3/8/44	26,000	24,375
Philippines – 0.9%
Philippine Government International Bond 9.50%, 2/2/30	27,000	43,976

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	47

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2015

Investments	Principal Amount	Value

Turkey – 0.6%
Turkey Government International Bond 7.38%, 2/5/25	$25,000	$29,400
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $99,080)		97,751
COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.1%
United States – 7.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
1.87%, 11/25/19, Series K712, Class A2	25,000	25,123
2.87%, 12/25/21, Series K017, Class A2	50,000	51,712
2.51%, 11/25/22, Series K026, Class A2	50,000	50,040
2.67%, 12/25/24, Series K042, Class A2	50,000	49,410
Federal National Mortgage Association Alternative Credit Enhancement Securities
2.17%, 9/25/19, Series 2014-M10, Class ASQ2(c)	25,000	25,377
2.30%, 9/25/22, Series 2012-M14, Class A2(c)	50,000	49,749
2.30%, 10/25/24, Series 2015-M3, Class A1	48,410	49,048
JP Morgan Chase Commercial Mortgage Securities Trust 5.79%, 2/12/51, Series 2007-CB20, Class A4(c)	22,430	23,980
WFRBS Commercial Mortgage Trust 4.10%, 3/15/47, Series 2014-C19, Class A5	25,000	26,733
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $351,196)		351,172
MUNICIPAL BOND – 0.6%
United States – 0.6%
Metropolitan Government of Nashville & Davidson County 5.71%, 7/1/34 (Cost: $30,020)	25,000	29,545
TOTAL INVESTMENTS IN SECURITIES – 99.1% (Cost: $4,968,945)		4,920,340
Cash and Other Assets in Excess of Liabilities – 0.9%		43,650

NET ASSETS – 100.0%		$4,963,990
(a)	To-be-announced (“TBA”) security (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2015 on securities with variable or step rates.

See Notes to Financial Statements.

48	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 31.1%
Federal Home Loan Mortgage Corporation – 6.2%
2.38%, 1/13/22	$414,000	$421,756
4.00%, 6/1/34	44,311	47,479
4.00%, 12/1/43	71,017	75,448
4.00%, 9/1/45(a)	240,000	254,606
4.50%, 9/1/45(a)	285,000	308,446

Total Federal Home Loan Mortgage Corporation		1,107,735
Federal National Mortgage Association – 17.0%
3.50%, 12/1/33	147,419	154,937
0.88%, 5/21/18	312,000	310,154
4.00%, 7/1/19	60,328	63,187
4.00%, 7/1/26	31,568	33,398
3.50%, 12/1/26	35,504	37,527
2.50%, 8/1/28	40,159	41,167
3.00%, 11/1/28	40,248	41,847
3.00%, 7/1/29	84,717	88,051
2.50%, 9/1/30(a)	90,000	91,398
3.00%, 9/1/30(a)	70,000	72,670
3.50%, 9/1/30(a)	195,000	205,519
3.50%, 8/1/34	142,783	150,257
4.00%, 8/1/34	86,889	93,342
4.50%, 10/1/41	74,677	81,202
3.50%, 6/1/42	81,949	85,239
3.00%, 8/1/43	90,422	91,275
4.00%, 11/1/43	67,164	71,534
3.00%, 9/1/45(a)	245,000	246,397
3.50%, 9/1/45(a)	155,000	160,790
4.00%, 9/1/45(a)	200,000	212,617
4.50%, 9/1/45(a)	230,000	249,298
5.00%, 9/1/45(a)	405,000	446,789

Total Federal National Mortgage Association		3,028,595
Government National Mortgage Association – 7.9%
5.00%, 2/20/43	125,814	139,579
5.00%, 11/20/43	214,152	234,121
5.00%, 12/20/43	218,228	239,669
3.50%, 8/20/44	238,268	249,193
5.00%, 8/20/44	138,124	150,542
3.50%, 9/1/45(a)	50,000	52,131
4.00%, 9/1/45(a)	310,000	328,903

Total Government National Mortgage Association		1,394,138
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $5,493,873)		5,530,468
U.S. GOVERNMENT OBLIGATIONS – 26.6%
U.S. Treasury Bonds – 5.4%
U.S. Treasury Bond
4.50%, 2/15/36	308,000	397,956
4.38%, 5/15/40	195,100	247,402
3.63%, 8/15/43	278,200	316,242

Total U.S. Treasury Bonds		961,600
U.S. Treasury Note – 21.2%
U.S. Treasury Note 0.63%, 6/30/17	$3,760,000	$3,755,522
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $4,679,647)		4,717,122
CORPORATE BONDS – 23.4%
United States – 23.4%
21st Century Fox America, Inc. 6.65%, 11/15/37	39,000	45,977
American International Group, Inc. 4.88%, 6/1/22	87,000	95,054
Amgen, Inc. 5.15%, 11/15/41	66,000	67,896
Anthem, Inc. 4.65%, 1/15/43	66,000	62,270
AT&T, Inc. 4.35%, 6/15/45	80,000	68,683
Bank of America Corp. 2.60%, 1/15/19	191,000	192,444
Burlington Northern Santa Fe LLC 4.70%, 10/1/19(b)	77,500	84,444
Comcast Corp. 6.45%, 3/15/37	67,000	83,657
DIRECTV Holdings LLC 3.80%, 3/15/22	74,000	73,523
Dow Chemical Co. (The) 4.25%, 11/15/20	158,000	167,906
Duke Energy Florida LLC 6.40%, 6/15/38(b)	45,500	58,885
Enterprise Products Operating LLC 3.35%, 3/15/23	216,000	206,808
Ford Motor Co. 4.75%, 1/15/43	83,000	79,214
Freeport-McMoRan, Inc. 3.88%, 3/15/23(b)	23,000	17,710
General Electric Capital Corp. 5.50%, 1/8/20	153,000	172,754
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	150,000	175,262
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	106,000	118,162
JPMorgan Chase & Co. 3.20%, 1/25/23	189,000	186,420
Kinder Morgan Energy Partners LP 5.50%, 3/1/44	39,000	33,461
Morgan Stanley 2.13%, 4/25/18(b)	157,000	157,630
Norfolk Southern Corp. 3.00%, 4/1/22	62,000	61,430
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	116,000	141,193
Oracle Corp. 6.50%, 4/15/38	56,000	71,266

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	49

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2015

Investments	Principal Amount	Value

PepsiCo, Inc. 4.50%, 1/15/20(b)	$173,000	$189,280
Pfizer, Inc. 7.20%, 3/15/39	56,000	76,821
Philip Morris International, Inc. 4.88%, 11/15/43(b)	120,000	126,156
Plains All American Pipeline LP 3.65%, 6/1/22	211,500	205,302
Public Service Electric & Gas Co. 2.38%, 5/15/23	79,000	75,545
Simon Property Group L.P. 3.38%, 10/1/24(b)	65,000	64,116
Southern California Edison Co. 4.65%, 10/1/43	66,000	69,778
Time Warner Cable, Inc. 6.75%, 6/15/39	49,500	50,581
Time Warner, Inc. 7.63%, 4/15/31	37,000	46,493
United Technologies Corp.
6.13%, 2/1/19(b)	150,500	171,014
4.50%, 6/1/42	36,000	36,593
Verizon Communications, Inc. 6.55%, 9/15/43	104,000	123,618
Wal-Mart Stores, Inc. 6.20%, 4/15/38	143,000	181,519
Wells Fargo & Co. 4.13%, 8/15/23	153,000	158,043
Xerox Corp. 6.35%, 5/15/18(b)	151,000	166,379
TOTAL CORPORATE BONDS (Cost: $4,234,991)		4,163,287
FOREIGN CORPORATE BONDS – 2.6%
Belgium – 0.8%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	127,000	142,555
Canada – 0.7%
Nexen Energy ULC 6.40%, 5/15/37(b)	103,000	121,707
Mexico – 0.4%
Petroleos Mexicanos 6.00%, 3/5/20	76,000	82,992
United Kingdom – 0.7%
HSBC Holdings PLC 5.10%, 4/5/21(b)	110,000	121,500
TOTAL FOREIGN CORPORATE BONDS (Cost: $475,224)		468,754
FOREIGN GOVERNMENT AGENCIES – 0.5%
Germany – 0.5%
KFW 2.50%, 11/20/24 (Cost: $82,971)	83,000	83,872
FOREIGN GOVERNMENT OBLIGATIONS – 2.0%
Brazil – 0.9%
Brazilian Government International Bond 10.13%, 5/15/27	$116,000	$163,560
Italy – 0.5%
Italy Government International Bond 5.38%, 6/15/33	78,000	89,382
Mexico – 0.6%
Mexico Government International Bond 4.00%, 10/2/23	107,000	108,873
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $380,464)		361,815
SUPRANATIONAL BOND – 1.8%
European Investment Bank 4.00%, 2/16/21(b) (Cost: $311,765)	285,000	316,391
COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.2%
United States – 5.2%
Citigroup Commercial Mortgage Trust 1.99%, 4/10/46, Series 2013-GC11, Class A2	10,000	10,044
COMM Mortgage Trust
1.34%, 7/10/45, Series 2013- CR9, Class A1	13,267	13,257
3.60%, 5/10/47, Series 2014- CR17, Class ASB	135,000	141,127
3.08%, 2/10/48, Series 2015- DC1, Class A4	100,000	98,664
JPMBB Commercial Mortgage Securities Trust 3.05%, 4/15/47, Series 2014-C19, Class A2	120,000	123,934
JPMorgan Chase Commercial Mortgage Securities Trust 2.67%, 1/15/46, Series 2013-C13, Class A2	30,000	30,651
Morgan Stanley Bank of America Merrill Lynch Trust
3.53%, 12/15/47, Series 2014-C19, Class A4	125,000	127,228
3.07%, 2/15/48, Series 2015- C20, Class ASB	110,000	111,620
3.13%, 12/15/48, Series 2013-C8, Class A4	130,000	131,129
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	120,000	127,883

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $919,049)		915,537
MUNICIPAL BOND – 1.1%
United States – 1.1%
State of California 7.55%, 4/1/39 (Cost: $198,682)	135,000	195,985
	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.1%
United States – 3.1%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(c) (Cost: $544,095)(d)	544,095	544,095
TOTAL INVESTMENTS IN SECURITIES – 97.4% (Cost: $17,320,761)		17,297,326
Cash and Other Assets in Excess of Liabilities – 2.6%		469,615

NET ASSETS – 100.0%		$17,766,941

See Notes to Financial Statements.

50	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2015

(a)	To-be-announced (“TBA”) security (See Note 2).

(b)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(d)

At August 31, 2015, the total market value of the Fund’s securities on loan was $1,265,205 and the total market value of the collateral held by the Fund was $1,303,198. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $759,103.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	51

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 32.0%
Federal Home Loan Mortgage Corporation – 7.5%
2.38%, 1/13/22	$811,000	$826,193
4.00%, 5/1/34	266,347	285,386
4.00%, 12/1/43	71,017	75,448
4.00%, 9/1/45(a)	420,000	445,561
4.50%, 9/1/45(a)	500,000	541,133

Total Federal Home Loan Mortgage Corporation		2,173,721
Federal National Mortgage Association – 17.2%
0.88%, 5/21/18	658,000	654,106
4.00%, 8/1/18	34,967	36,624
4.00%, 7/1/19	115,911	121,405
5.50%, 10/1/25	133,152	148,957
4.00%, 7/1/26	31,568	33,398
3.50%, 12/1/26	35,504	37,527
2.50%, 8/1/28	40,159	41,167
3.00%, 11/1/28	40,248	41,847
3.00%, 7/1/29	169,435	176,102
2.50%, 9/1/30(a)	175,000	177,718
3.00%, 9/1/30(a)	125,000	129,767
3.50%, 9/1/30(a)	325,000	342,532
4.00%, 4/1/32	135,038	144,682
4.00%, 8/1/34	195,114	209,603
4.50%, 9/1/39	69,433	75,437
3.50%, 6/1/42	81,949	85,239
3.00%, 8/1/43	90,422	91,275
4.00%, 11/1/43	67,164	71,534
3.00%, 9/1/45(a)	500,000	502,852
3.50%, 9/1/45(a)	320,000	331,952
4.00%, 9/1/45(a)	350,000	372,080
4.50%, 9/1/45(a)	400,000	433,563
5.00%, 9/1/45(a)	650,000	717,069

Total Federal National Mortgage Association		4,976,436
Government National Mortgage Association – 7.3%
5.00%, 2/20/43	125,814	139,579
5.00%, 4/20/44	345,981	381,704
3.50%, 7/20/44	388,281	406,085
4.00%, 7/20/44	203,321	216,029
5.00%, 7/20/44	70,929	76,913
3.50%, 8/20/44	476,536	498,385
5.00%, 8/20/44	65,392	71,271
4.00%, 9/1/45(a)	300,000	318,293

Total Government National Mortgage Association		2,108,259
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $9,189,994)		9,258,416
U.S. GOVERNMENT OBLIGATIONS – 30.5%
U.S. Treasury Bonds – 6.1%
U.S. Treasury Bond
4.50%, 2/15/36	206,000	266,165
4.38%, 5/15/40	301,500	382,326
2.88%, 5/15/43	458,000	451,422
3.63%, 8/15/43	583,500	663,291

Total U.S. Treasury Bonds		1,763,204
U.S. Treasury Note – 24.4%
U.S. Treasury Note 0.63%, 6/30/17	$7,062,000	$7,053,589
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $8,749,991)		8,816,793
CORPORATE BONDS – 22.2%
United States – 22.2%
21st Century Fox America, Inc. 6.65%, 11/15/37	76,000	89,596
American International Group, Inc. 4.88%, 6/1/22	98,000	107,073
Amgen, Inc. 5.15%, 11/15/41	119,000	122,419
Anthem, Inc. 4.65%, 1/15/43	87,000	82,083
AT&T, Inc. 4.35%, 6/15/45	85,000	72,976
Bank of America Corp. 2.60%, 1/15/19	284,000	286,148
Burlington Northern Santa Fe LLC 4.70%, 10/1/19(b)	103,500	112,773
Capital One Financial Corp. 6.15%, 9/1/16	122,000	127,638
Citigroup, Inc. 8.13%, 7/15/39	57,000	82,989
Comcast Corp. 6.45%, 3/15/37	87,000	108,630
DIRECTV Holdings LLC 3.80%, 3/15/22	85,000	84,452
Dow Chemical Co. (The) 4.25%, 11/15/20	220,000	233,793
Duke Energy Florida LLC 6.40%, 6/15/38(b)	65,500	84,768
Enterprise Products Operating LLC 3.35%, 3/15/23	279,000	267,127
Freeport-McMoRan, Inc. 3.88%, 3/15/23(b)	147,000	113,190
General Electric Capital Corp. 5.50%, 1/8/20	226,000	255,180
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	197,000	230,177
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	88,000	98,097
JPMorgan Chase & Co.
3.20%, 1/25/23	222,000	218,970
5.50%, 10/15/40	45,000	50,894
Kinder Morgan Energy Partners LP 5.50%, 3/1/44	147,000	126,120
Morgan Stanley 2.13%, 4/25/18(b)	232,000	232,931
Norfolk Southern Corp. 3.00%, 4/1/22	128,000	126,824
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	171,000	208,138

See Notes to Financial Statements.

52	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2015

Investments	Principal Amount	Value

Oracle Corp. 6.50%, 4/15/38	$132,000	$167,985
PepsiCo, Inc. 4.50%, 1/15/20(b)	224,000	245,079
Pfizer, Inc. 7.20%, 3/15/39	143,000	196,169
Philip Morris International, Inc. 4.88%, 11/15/43	133,000	139,823
Plains All American Pipeline LP 3.65%, 6/1/22	256,500	248,983
Prudential Financial, Inc. 6.63%, 12/1/37, Series D	116,000	143,302
Public Service Electric & Gas Co. 2.38%, 5/15/23	187,000	178,821
Southern California Edison Co. 4.65%, 10/1/43	118,000	124,754
Time Warner Cable, Inc. 6.75%, 6/15/39	79,500	81,236
Time Warner, Inc. 7.63%, 4/15/31	48,000	60,315
United Technologies Corp. 6.13%, 2/1/19(b)	175,500	199,421
4.50%, 6/1/42(b)	50,000	50,823
Verizon Communications, Inc. 6.55%, 9/15/43	169,000	200,878
Wal-Mart Stores, Inc. 6.20%, 4/15/38	314,000	398,581
Wells Fargo & Co. 4.13%, 8/15/23	212,000	218,988
Xerox Corp. 6.35%, 5/15/18(b)	213,000	234,694
TOTAL CORPORATE BONDS (Cost: $6,607,917)		6,412,838
FOREIGN CORPORATE BONDS – 2.9%
Belgium – 0.9%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	225,000	252,558
Canada – 0.2%
Nexen Energy ULC 6.40%, 5/15/37(b)	52,000	61,444
Mexico – 0.6%
Petroleos Mexicanos 6.00%, 3/5/20	155,000	169,260
Netherlands – 0.4%
Shell International Finance B.V. 5.50%, 3/25/40	119,000	133,903
Spain – 0.3%
Telefonica Emisiones SAU 3.99%, 2/16/16	78,000	78,941
United Kingdom – 0.5%
HSBC Holdings PLC 5.10%, 4/5/21(b)	137,000	151,323

Investments	Principal Amount	Value
TOTAL FOREIGN CORPORATE BONDS (Cost: $862,219)		847,429
FOREIGN GOVERNMENT OBLIGATIONS – 1.8%
Brazil – 0.5%
Brazilian Government International Bond 10.13%, 5/15/27	$107,000	$150,870
Italy – 0.5%
Italy Government International Bond 5.38%, 6/15/33	128,000	146,679
Mexico – 0.6%
Mexico Government International Bond 4.00%, 10/2/23	169,000	171,957
Turkey – 0.2%
Turkey Government International Bond 7.38%, 2/5/25	43,000	50,568
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $545,966)		520,074
SUPRANATIONAL BOND – 2.2%
European Investment Bank 4.00%, 2/16/21(b) (Cost: $633,127)	574,000	637,222
COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.5%
United States – 4.5%
CFCRE Commercial Mortgage Trust 3.83%, 12/15/47, Series 2011-C2, Class A4	95,175	101,355
Citigroup Commercial Mortgage Trust 1.99%, 4/10/46, Series 2013-GC11, Class A2	35,000	35,155
COMM Mortgage Trust 1.34%, 7/10/45, Series 2013-CR9, Class A1	19,900	19,886
3.60%, 5/10/47, Series 2014-CR17, Class ASB	55,000	57,496
2.87%, 2/10/48, Series 2015-DC1, Class A2	80,000	82,197
JPMBB Commercial Mortgage Securities Trust 4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	53,018
JPMorgan Chase Commercial Mortgage Securities Trust 2.67%, 1/15/46, Series 2013-C13, Class A2	75,000	76,628
5.42%, 1/15/49, Series 2007-LDPX, Class A3	102,493	106,985
Morgan Stanley Bank of America Merrill Lynch Trust 3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	105,391
UBS Commercial Mortgage Trust 3.00%, 5/10/45, Series 2012-C1, Class AAB	250,000	257,858
UBS-Barclays Commercial Mortgage Trust 3.09%, 8/10/49, Series 2012-C3, Class A4	100,000	100,741
WFRBS Commercial Mortgage Trust
4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	106,569
2.90%, 3/15/47, Series 2014-C19, Class A2	200,000	205,734
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,307,175)		1,309,013

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	53

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2015

Investments	Principal Amount	Value
MUNICIPAL BOND – 0.9%
United States – 0.9%
State of California 7.55%, 4/1/39 (Cost: $265,977)	$180,000	$261,313

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
United States – 1.5%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(c) (Cost: $419,495)(d)	419,495	419,495
TOTAL INVESTMENTS IN SECURITIES –98.5% (Cost: $28,581,861)		28,482,593
	Principal Amount
U.S. GOVERNMENT AGENCIES SOLD SHORT – (1.5)%
Government National Mortgage Association – (1.5)%
3.50%, 9/1/45(a) (Proceeds: $444,739)	$(425,000)	(443,112)
Cash and Other Assets in Excess of Liabilities – 3.0%		883,932

NET ASSETS – 100.0%		$28,923,413
(a)	To-be-announced (“TBA”) security (See Note 2).

(b)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(d)

At August 31, 2015, the total market value of the Fund’s securities on loan was $1,125,759 and the total market value of the collateral held by the Fund was $1,163,395. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $743,900.

See Notes to Financial Statements.

54	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

August 31, 2015

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 99.9%
U.S. Treasury Notes – 99.9%
U.S. Treasury Floating Rate Note
0.15%, 10/31/16**	$371,000	$371,200
0.18%, 1/31/17**	371,000	371,321
0.17%, 4/30/17**	371,000	371,251
0.17%, 7/31/17**	135,000	135,097
TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $1,248,063)		1,248,869
Cash and Other Assets in Excess of Liabilities – 0.1%		766

NET ASSETS – 100.0%		$1,249,635
**	Floating rate note. Coupon shown is in effect at August 31, 2015. Date represents the ultimate maturity date.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	55

Schedule of Investments

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2015

Investments	Principal Amount	Value

CORPORATE BONDS – 87.4%
United States – 87.4%
Affinion Group, Inc. 7.88%, 12/15/18(a)	$7,000	$4,869
Alcoa, Inc. 6.75%, 7/15/18	109,000	118,401
Alere, Inc. 7.25%, 7/1/18	71,000	74,461
Allegheny Technologies, Inc. 9.38%, 6/1/19	75,000	80,813
Ally Financial, Inc. 5.50%, 2/15/17	327,000	338,510
Alphabet Holding Co., Inc. 7.75%, 11/1/17	45,000	45,000
AmeriGas Partners L.P. 6.25%, 8/20/19	43,000	44,075
ARC Properties Operating Partnership L.P. 2.00%, 2/6/17(a)	70,000	68,513
Associated Materials LLC 9.13%, 11/1/17(a)	135,000	115,087
Atwood Oceanics, Inc. 6.50%, 2/1/20(a)	60,000	51,600
Avaya, Inc. 7.00%, 4/1/19(b)	115,000	103,787
Avon Products, Inc. 5.35%, 3/15/20(a)	35,000	30,013
Basic Energy Services, Inc. 7.75%, 2/15/19(a)	60,000	39,750
Best Buy Co., Inc. 5.00%, 8/1/18	133,000	141,339
Beverages & More, Inc. 10.00%, 11/15/18(b)	18,000	17,708
Cablevision Systems Corp. 7.75%, 4/15/18	190,000	205,181
Casella Waste Systems, Inc. 7.75%, 2/15/19	154,000	154,385
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	30,000	28,806
Chinos Intermediate Holdings A, Inc. 7.75%, 5/1/19(b)	43,000	18,490
CIT Group, Inc. 5.00%, 5/15/17	276,000	284,625
Clayton Williams Energy, Inc. 7.75%, 4/1/19(a)	60,000	50,700
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series B	55,000	57,131
CNH Industrial Capital LLC 6.25%, 11/1/16(a)	181,000	188,919
Community Health Systems, Inc. 8.00%, 11/15/19	75,000	78,563
Constellation Brands, Inc. 7.25%, 5/15/17	80,000	86,350
D.R. Horton, Inc. 3.63%, 2/15/18(a)	99,000	100,856
DCP Midstream LLC 5.35%, 3/15/20(a)(b)	50,000	48,753
DCP Midstream Operating L.P. 2.50%, 12/1/17(a)	$50,000	$47,318
Dell, Inc. 3.10%, 4/1/16(a)	131,000	131,000
DISH DBS Corp. 4.25%, 4/1/18	276,000	275,859
Dole Food Co., Inc. 7.25%, 5/1/19(b)	106,000	107,325
Dollar Tree, Inc. 5.25%, 3/1/20(b)	91,000	95,777
Energy XXI Gulf Coast, Inc. 11.00%, 3/15/20(b)	40,000	24,800
EP Energy LLC 9.38%, 5/1/20	55,000	53,543
EV Energy Partners L.P. 8.00%, 4/15/19(a)	89,000	64,525
Gastar Exploration, Inc. 8.63%, 5/15/18(a)	31,000	25,575
General Motors Co. 3.50%, 10/2/18	210,000	213,478
GenOn Energy, Inc. 7.88%, 6/15/17	190,000	182,400
Global Brass & Copper, Inc. 9.50%, 6/1/19	63,000	67,961
HCA, Inc.
6.50%, 2/15/16(a)	107,000	109,140
6.50%, 2/15/20	100,000	110,750
Headwaters, Inc. 7.25%, 1/15/19	148,000	154,660
Hertz Corp. (The) 6.75%, 4/15/19	120,000	123,000
Hexion, Inc.
8.88%, 2/1/18	144,000	126,000
6.63%, 4/15/20	112,000	105,000
Hughes Satellite Systems Corp. 6.50%, 6/15/19	50,000	54,688
Icahn Enterprises L.P. 4.88%, 3/15/19	99,000	100,534
iHeartCommunications, Inc.
6.88%, 6/15/18	60,000	52,500
9.00%, 12/15/19	121,000	114,345
International Lease Finance Corp. 8.75%, 3/15/17	283,000	307,621
iStar, Inc.
7.13%, 2/15/18(a)	190,000	196,412
4.88%, 7/1/18	42,000	41,213
JC Penney Corp., Inc. 8.13%, 10/1/19(a)	91,000	92,820
KB Home 4.75%, 5/15/19	189,000	186,637
Kinetic Concepts, Inc. 10.50%, 11/1/18	151,000	159,682
Kratos Defense & Security Solutions, Inc. 7.00%, 5/15/19(a)	30,000	27,150
L Brands, Inc. 6.90%, 7/15/17(a)	80,000	87,000

See Notes to Financial Statements.

56	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2015

Investments	Principal Amount	Value
Lennar Corp. 4.75%, 12/15/17	$189,000	$196,560
Level 3 Financing, Inc. 8.63%, 7/15/20	50,000	53,100
LSB Industries, Inc. 7.75%, 8/1/19	28,000	28,350
Masco Corp. 6.13%, 10/3/16	85,000	88,696
MGM Resorts International 7.63%, 1/15/17(a)	172,000	181,460
Navient Corp. 8.45%, 6/15/18, Series A	255,000	270,937
NGPL PipeCo LLC 7.12%, 12/15/17(a)(b)	40,000	37,400
Niska Gas Storage Canada ULC 6.50%, 4/1/19(a)	15,000	13,575
NRG Energy, Inc. 7.63%, 1/15/18	190,000	200,925
Oasis Petroleum, Inc. 7.25%, 2/1/19(a)	31,000	27,900
Overseas Shipholding Group, Inc. 8.13%, 3/30/18	82,000	84,255
Pactiv LLC 8.13%, 6/15/17	243,000	263,047
PPL Capital Funding, Inc. 6.70%, 3/30/67, Series A(a)(c)	56,000	47,757
Radian Group, Inc. 5.50%, 6/1/19(a)	169,000	174,281
Realogy Group LLC 4.50%, 4/15/19(b)	50,000	50,500
Rockies Express Pipeline LLC 5.63%, 4/15/20(a)(b)	40,000	38,800
Sabine Pass LNG L.P. 7.50%, 11/30/16	100,000	103,500
Safway Group Holding LLC 7.00%, 5/15/18(a)(b)	157,000	160,908
Smithfield Foods, Inc. 7.75%, 7/1/17	85,000	92,437
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)	97,000	78,813
Sprint Capital Corp. 6.90%, 5/1/19	120,000	121,950
Sprint Communications, Inc. 9.00%, 11/15/18(b)	273,000	304,736
Standard Pacific Corp. 8.38%, 5/15/18(a)	48,000	54,480
Starz LLC 5.00%, 9/15/19	124,000	124,620
Steel Dynamics, Inc. 6.13%, 8/15/19	75,000	78,094
SUPERVALU, Inc. 8.00%, 5/1/16	48,000	49,860
Syniverse Holdings, Inc. 9.13%, 1/15/19	103,000	89,867
T-Mobile USA, Inc. 6.46%, 4/28/19	120,000	123,750
Targa Resources Partners L.P. 5.00%, 1/15/18(a)(b)	$75,000	$74,625
4.13%, 11/15/19(b)	43,000	40,743
Tenet Healthcare Corp. 5.00%, 3/1/19(a)	131,000	131,261
Tesoro Corp. 4.25%, 10/1/17(a)	51,000	52,403
Tesoro Logistics L.P. 5.50%, 10/15/19(b)	7,000	7,105
Thompson Creek Metals Co., Inc. 7.38%, 6/1/18(a)	119,000	71,995
Toys R Us, Inc. 10.38%, 8/15/17(a)	9,000	6,728
Transocean, Inc.
5.55%, 12/15/16	25,000	25,163
6.00%, 3/15/18(a)	25,000	24,000
U.S. Airways Group, Inc. 6.13%, 6/1/18	190,000	197,362
U.S. Foods, Inc. 8.50%, 6/30/19	129,000	134,805
UBS Preferred Funding Trust V 6.24%, 5/15/16, Series 1(c)(d)	75,000	76,313
United Continental Holdings, Inc. 6.38%, 6/1/18	141,000	147,874
USG Corp. 9.75%, 1/15/18	95,000	107,350
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(b)	145,000	151,978
Vanguard Natural Resources LLC 7.88%, 4/1/20(a)	125,000	88,125
VWR Funding, Inc. 7.25%, 9/15/17	113,000	116,616
Whiting Petroleum Corp. 5.00%, 3/15/19(a)	148,000	133,200
Windstream Services LLC 7.88%, 11/1/17(a)	124,000	130,045
WPX Energy, Inc. 5.25%, 1/15/17(a)	51,000	50,235
TOTAL CORPORATE BONDS
(Cost: $11,294,116)		10,923,882
FOREIGN CORPORATE BONDS – 7.2%
Canada – 1.3%
Bombardier, Inc. 5.50%, 9/15/18(a)(b)	50,000	44,000
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)	16,000	16,000
Tervita Corp. 8.00%, 11/15/18(b)	120,000	97,800

Total Canada		157,800
Cyprus – 0.5%
Drill Rigs Holdings, Inc. 6.50%, 10/1/17(a)(b)	76,000	58,520
France – 0.9%
Credit Agricole S.A. 8.38%, 10/13/19(b)(c)(d)	100,000	114,875

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	57

Schedule of Investments (concluded)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2015

Investments	Principal Amount	Value
Germany – 0.4%
Fresenius Medical Care US Finance II, Inc. 5.63%, 7/31/19(b)	$50,000	$54,187
Luxembourg – 2.9%
ArcelorMittal 5.25%, 2/25/17	244,000	248,880
Intelsat Jackson Holdings S.A. 7.25%, 4/1/19	111,000	108,919

Total Luxembourg		357,799
Norway – 0.8%
Eksportfinans ASA 2.00%, 9/15/15	105,000	104,921
United Kingdom – 0.4%
Royal Bank of Scotland Group PLC 4.70%, 7/3/18	50,000	51,632
TOTAL FOREIGN CORPORATE BONDS (Cost: $957,233)		899,734

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 13.5%
United States – 13.5%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(e) (Cost: $1,684,673)(f)	1,684,673	1,684,673
TOTAL INVESTMENTS IN SECURITIES – 108.1% (Cost: $13,936,022)		13,508,289
Liabilities in Excess of Cash and Other Assets – (8.1)%		(1,009,677)

NET ASSETS – 100.0%		$12,498,612
(a)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2015 on securities with variable or step rates.

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(f)

At August 31, 2015, the total market value of the Fund’s securities on loan was $2,082,144 and the total market value of the collateral held by the Fund was $2,155,246. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $470,573.

See Notes to Financial Statements.

58	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2015

Investments	Principal Amount	Value
CORPORATE BONDS – 88.5%
United States – 88.5%
Affinion Group, Inc. 7.88%, 12/15/18(a)	$30,000	$20,869
Alcoa, Inc. 6.75%, 7/15/18	179,000	194,439
Alere, Inc. 7.25%, 7/1/18	180,000	188,775
Ally Financial, Inc. 5.50%, 2/15/17	615,000	636,648
Alphabet Holding Co., Inc. 7.75%, 11/1/17	200,000	200,000
AmeriGas Partners L.P. 6.25%, 8/20/19	95,000	97,375
Ashland, Inc. 3.88%, 4/15/18	125,000	128,009
Associated Materials LLC 9.13%, 11/1/17(a)	281,000	239,552
Atwood Oceanics, Inc. 6.50%, 2/1/20(a)	180,000	154,800
Avaya, Inc. 7.00%, 4/1/19(b)	137,000	123,643
AVINTIV Specialty Materials, Inc. 6.88%, 6/1/19(b)	100,000	101,875
Avon Products, Inc. 6.50%, 3/1/19(a)	97,000	90,695
Basic Energy Services, Inc. 7.75%, 2/15/19(a)	205,000	135,813
Best Buy Co., Inc. 5.00%, 8/1/18(a)	230,000	244,421
Beverages & More, Inc. 10.00%, 11/15/18(b)	62,000	60,993
Cablevision Systems Corp. 7.75%, 4/15/18	358,000	386,604
Casella Waste Systems, Inc. 7.75%, 2/15/19	86,000	86,215
CCO Holdings LLC 7.00%, 1/15/19	186,000	192,277
Chinos Intermediate Holdings A, Inc. 7.75%, 5/1/19(b)	218,000	93,740
CIT Group, Inc. 5.00%, 5/15/17	473,000	487,781
Clayton Williams Energy, Inc. 7.75%, 4/1/19(a)	175,000	147,875
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)(b)	50,000	20,500
CNH Industrial Capital LLC 6.25%, 11/1/16	347,000	362,181
Community Health Systems, Inc. 8.00%, 11/15/19	148,000	155,030
Constellation Brands, Inc. 7.25%, 9/1/16	240,000	251,700
D.R. Horton, Inc. 3.75%, 3/1/19	204,000	206,166
Dell, Inc. 3.10%, 4/1/16(a)	166,000	166,000
DISH DBS Corp. 4.25%, 4/1/18	266,000	265,864
Dole Food Co., Inc. 7.25%, 5/1/19(b)	79,000	79,988
EV Energy Partners L.P. 8.00%, 4/15/19	$228,000	$165,300
Gastar Exploration, Inc. 8.63%, 5/15/18(a)	90,000	74,250
General Motors Co. 3.50%, 10/2/18	352,000	357,829
GenOn Energy, Inc. 7.88%, 6/15/17	333,000	319,680
HCA, Inc. 6.50%, 2/15/16(a)	294,000	299,880
Headwaters, Inc. 7.25%, 1/15/19	230,000	240,350
Hertz Corp. (The) 6.75%, 4/15/19	128,000	131,200
Hexion, Inc.
8.88%, 2/1/18	179,000	156,625
6.63%, 4/15/20	140,000	131,250
Hughes Satellite Systems Corp. 6.50%, 6/15/19	100,000	109,375
Icahn Enterprises L.P. 4.88%, 3/15/19	148,000	150,294
iHeartCommunications, Inc. 6.88%, 6/15/18	186,000	162,750
International Lease Finance Corp. 8.75%, 3/15/17	525,000	570,675
iStar, Inc.
7.13%, 2/15/18	74,000	76,498
4.88%, 7/1/18	221,000	216,856
JC Penney Corp., Inc. 8.13%, 10/1/19(a)	212,000	216,240
KB Home 4.75%, 5/15/19	80,000	79,000
Kinetic Concepts, Inc. 10.50%, 11/1/18	308,000	325,710
Lennar Corp. 4.75%, 12/15/17	353,000	367,120
Level 3 Financing, Inc. 8.63%, 7/15/20	200,000	212,400
LSB Industries, Inc. 7.75%, 8/1/19	125,000	126,563
Masco Corp. 6.13%, 10/3/16	213,000	222,261
MGM Resorts International 7.63%, 1/15/17(a)	301,000	317,555
Navient Corp. 8.45%, 6/15/18, Series A	502,000	533,375
Novelis, Inc. 8.38%, 12/15/17	125,000	125,313
NRG Energy, Inc. 7.63%, 1/15/18	311,000	328,882
Oasis Petroleum, Inc. 7.25%, 2/1/19(a)	90,000	81,000
Overseas Shipholding Group, Inc. 8.13%, 3/30/18	128,000	131,520
Pactiv LLC 8.13%, 6/15/17	231,000	250,057
PPL Capital Funding, Inc. 6.70%, 3/30/67, Series A(a)(c)	124,000	105,747
PulteGroup, Inc. 7.63%, 10/15/17	77,000	85,085

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	59

Schedule of Investments (concluded)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2015

Investments	Principal Amount	Value
Radian Group, Inc. 5.50%, 6/1/19(a)	$336,000	$346,500
Realogy Group LLC 3.38%, 5/1/16(b)	102,000	102,510
Rite Aid Corp. 9.25%, 3/15/20	180,000	194,287
Ryerson, Inc. 9.00%, 10/15/17	180,000	164,700
Sabine Pass LNG L.P. 7.50%, 11/30/16	100,000	103,500
Safway Group Holding LLC 7.00%, 5/15/18(a)(b)	231,000	236,750
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)(b)	128,000	104,000
Sprint Communications, Inc. 9.00%, 11/15/18(b)	533,000	594,961
Standard Pacific Corp. 8.38%, 5/15/18(a)	105,000	119,175
Starz LLC 5.00%, 9/15/19	221,000	222,105
Syniverse Holdings, Inc. 9.13%, 1/15/19	306,000	266,985
Synovus Financial Corp. 5.13%, 6/15/17(a)	241,000	248,953
T-Mobile USA, Inc. 6.46%, 4/28/19	289,000	298,031
Targa Resources Partners L.P. 5.00%, 1/15/18(a)(b)	200,000	199,000
Tenet Healthcare Corp. 5.00%, 3/1/19(a)	307,000	307,611
Tesoro Corp. 4.25%, 10/1/17(a)	145,000	148,988
Tesoro Logistics L.P. 5.50%, 10/15/19(b)	151,000	153,265
Thompson Creek Metals Co., Inc. 7.38%, 6/1/18(a)	68,000	41,140
Toys R Us, Inc. 10.38%, 8/15/17(a)	11,000	8,223
U.S. Airways Group, Inc. 6.13%, 6/1/18	256,000	265,920
U.S. Foods, Inc. 8.50%, 6/30/19(a)	212,000	221,540
United Continental Holdings, Inc. 6.38%, 6/1/18	238,000	249,602
United States Steel Corp. 7.38%, 4/1/20(a)	175,000	160,108
USG Corp. 9.75%, 1/15/18	281,000	317,530
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(b)	322,000	337,496
Vanguard Natural Resources LLC 7.88%, 4/1/20(a)	261,000	184,005
VWR Funding, Inc. 7.25%, 9/15/17	159,000	164,088
Whiting Petroleum Corp. 5.00%, 3/15/19(a)	250,000	225,000
Windstream Services LLC 7.88%, 11/1/17(a)	179,000	187,726
WPX Energy, Inc. 5.25%, 1/15/17(a)	$90,000	$88,650
TOTAL CORPORATE BONDS (Cost: $19,113,009)		18,452,817
FOREIGN CORPORATE BONDS – 7.3%
Canada – 1.1%
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)	49,000	49,000
Telesat Canada 6.00%, 5/15/17(a)(b)	150,000	152,250
Tervita Corp. 8.00%, 11/15/18(b)	25,000	20,375

Total Canada		221,625
France – 1.2%
Numericable-SFR SAS 4.88%, 5/15/19(b)	250,000	252,187
Germany – 1.2%
Schaeffler Holding Finance B.V. 6.88%, 8/15/18(b)	250,000	258,625
Luxembourg – 3.4%
ArcelorMittal 5.25%, 2/25/17	417,000	425,340
Intelsat Jackson Holdings S.A. 7.25%, 4/1/19	287,000	281,619

Total Luxembourg		706,959
Norway – 0.4%
Eksportfinans ASA 2.00%, 9/15/15	81,000	80,939
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,545,201)		1,520,335

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 12.9%
United States – 12.9%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(d) (Cost: $2,695,043)(e)	2,695,043	2,695,043
TOTAL INVESTMENTS IN SECURITIES – 108.7% (Cost: $23,353,253)		22,668,195
Liabilities in Excess of Cash and Other Assets – (8.7)%		(1,809,539)

NET ASSETS – 100.0%		$20,858,656
(a)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2015 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(e)

At August 31, 2015, the total market value of the Fund’s securities on loan was $3,107,793 and the total market value of the collateral held by the Fund was $3,220,913. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $525,870.

See Notes to Financial Statements.

60	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2015

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 86.8%
Brazil – 14.2%
Braskem Finance Ltd. 5.75%, 4/15/21, Reg S	$1,768,000	$1,609,410
CSN Resources S.A. 6.50%, 7/21/20, Reg S(a)	1,599,000	999,375
ESAL GmbH 6.25%, 2/5/23, Reg S(a)	350,000	341,250
Itau Unibanco Holding S.A. 2.85%, 5/26/18(b)	720,000	697,320
Odebrecht Finance Ltd. 4.38%, 4/25/25(b)	1,330,000	867,825
Odebrecht Offshore Drilling Finance Ltd. 6.75%, 10/1/23, Reg S(a)	756,961	427,683
Oi S.A. 5.75%, 2/10/22, Reg S(a)	951,000	689,475
Petrobras Global Finance B.V.
5.38%, 1/27/21	3,997,000	3,521,357
4.38%, 5/20/23	260,000	204,747
5.63%, 5/20/43	1,860,000	1,294,002
6.85%, 6/5/15	160,000	119,992
Vale Overseas Ltd. 4.38%, 1/11/22(a)	1,119,000	1,037,537

Total Brazil		11,809,973
Chile – 2.3%
Cencosud S.A. 4.88%, 1/20/23, Reg S	1,740,000	1,733,475
Corpbanca S.A. 3.88%, 9/22/19, Reg S	200,000	203,750

Total Chile		1,937,225
China – 10.7%
Alibaba Group Holding Ltd. 3.60%, 11/28/24(b)	1,200,000	1,142,460
Baidu, Inc. 2.75%, 6/9/19	1,200,000	1,187,388
China Overseas Finance Cayman VI Ltd. 4.25%, 5/8/19, Reg S	1,150,000	1,183,660
CITIC Ltd. 6.38%, 4/10/20, Reg S	850,000	942,276
Country Garden Holdings Co., Ltd. 7.25%, 4/4/21, Reg S	1,850,000	1,877,750
CRCC Yuxiang Ltd. 3.50%, 5/16/23, Reg S	990,000	958,601
Industrial & Commercial Bank of China Ltd. 3.23%, 11/13/19	1,080,000	1,097,894
Talent Yield Investments Ltd. 4.50%, 4/25/22, Reg S	440,000	456,056

Total China		8,846,085
Colombia – 2.8%
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(a)(b)	720,000	698,400
Ecopetrol S.A. 7.63%, 7/23/19(a)	705,000	808,106
Pacific Exploration and Production Corp.
5.38%, 1/26/19(a)(b)	$630,000	$341,775
5.13%, 3/28/23, Reg S	890,000	445,000

Total Colombia		2,293,281
Hong Kong – 7.4%
AIA Group Ltd. 3.20%, 3/11/25(b)	470,000	453,339
Bank of East Asia Ltd. (The) 4.25%, 11/20/24, Reg S(c)	470,000	470,535
Hutchison Whampoa International 11 Ltd. 4.63%, 1/13/22, Reg S	1,165,000	1,248,490
MIE Holdings Corp. 7.50%, 4/25/19(b)	800,000	462,481
PCCW-HKT Capital No. 5 Ltd. 3.75%, 3/8/23, Reg S	2,550,000	2,529,716
Prosperous Ray Ltd. 3.00%, 11/12/18, Reg S	760,000	767,081
Shimao Property Holdings Ltd. 6.63%, 1/14/20, Reg S	240,000	240,000

Total Hong Kong		6,171,642
India – 5.7%
Bharti Airtel International Netherlands B.V. 5.35%, 5/20/24(b)	2,100,000	2,245,782
ICICI Bank Ltd. 6.38%, 4/30/22, Reg S(c)	1,325,000	1,356,674
ONGC Videsh Ltd. 4.63%, 7/15/24, Reg S	470,000	479,983
Vedanta Resources PLC 8.25%, 6/7/21, Reg S(a)	698,000	609,553

Total India		4,691,992
Indonesia – 3.2%
Pertamina Persero PT 5.63%, 5/20/43, Reg S	1,260,000	1,047,003
Perusahaan Gas Negara Persero Tbk PT 5.13%, 5/16/24, Reg S(a)	1,660,000	1,619,538

Total Indonesia		2,666,541
Jamaica – 0.8%
Digicel Group Ltd. 8.25%, 9/30/20, Reg S(a)	720,000	669,600
Kazakhstan – 2.9%
KazMunayGas National Co. JSC 6.38%, 4/9/21, Reg S	2,367,000	2,409,014
Macau - 1.2%
MCE Finance Ltd.
5.00%, 2/15/21(a)(b)	200,000	185,000
5.00%, 2/15/21, Reg S	900,000	832,500

Total Macau		1,017,500
Mexico – 12.7%
BBVA Bancomer S.A. 6.75%, 9/30/22, Reg S(a)	850,000	924,800
Cemex S.A.B. de C.V.
6.50%, 12/10/19(a)(b)	200,000	204,250
7.25%, 1/15/21, Reg S	1,410,000	1,473,873

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	61

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2015

Investments	Principal Amount	Value
Empresas ICA S.A.B. de C.V. 8.90%, 2/4/21, Reg S(a)	$1,860,000	$906,750
Grupo Bimbo S.A.B. de C.V. 4.50%, 1/25/22, Reg S(a)	2,128,000	2,221,611
Mexichem S.A.B. de C.V. 4.88%, 9/19/22, Reg S(a)	2,250,000	2,322,000
Southern Copper Corp. 5.25%, 11/8/42(a)	3,060,000	2,487,229

Total Mexico		10,540,513
Morocco – 2.9%
OCP S.A. 5.63%, 4/25/24, Reg S	2,300,000	2,364,055
Peru – 2.0%
BBVA Banco Continental S.A. 5.25%, 9/22/29(b)(c)	90,000	89,100
Volcan Cia Minera S.A.A. 5.38%, 2/2/22, Reg S(a)	1,686,000	1,525,830

Total Peru		1,614,930
Philippines – 0.5%
First Gen Corp. 6.50%, 10/9/23, Reg S	400,000	422,000
Qatar – 3.1%
Ooredoo International Finance Ltd. 4.75%, 2/16/21, Reg S	2,356,000	2,578,053
Russia – 10.3%
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd. 5.13%, 12/12/17, Reg S(a)	1,150,000	1,147,125
Evraz Group S.A. 6.75%, 4/27/18, Reg S	1,406,000	1,349,760
Gazprom OAO via Gaz Capital S.A. 3.85%, 2/6/20, Reg S	600,000	551,250
Lukoil International Finance B.V. 6.13%, 11/9/20, Reg S	973,000	977,865
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.20%, 3/6/22, Reg S	1,100,000	933,158
Russian Agricultural Bank OJSC via RSHB Capital S.A. 6.00%, 6/3/21, Reg S(c)	1,000,000	895,000
Sberbank of Russia via SB Capital S.A. 5.50%, 2/26/24, Reg S(c)	700,000	570,500
Severstal OAO via Steel Capital S.A.
6.70%, 10/25/17, Reg S	235,000	245,281
5.90%, 10/17/22, Reg S(a)	677,000	632,995
VimpelCom Holdings B.V. 7.50%, 3/1/22, Reg S	1,322,000	1,279,035

Total Russia		8,581,969
Singapore – 2.4%
BOC Aviation Pte Ltd. 3.00%, 3/30/20(b)	$950,000	$936,232
Puma International Financing S.A.
6.75%, 2/1/21(b)	540,000	548,100
6.75%, 2/1/21, Reg S	500,000	507,500

Total Singapore		1,991,832
South Africa – 0.3%
AngloGold Ashanti Holdings PLC 8.50%, 7/30/20(a)	220,000	235,125
South Korea – 1.1%
Korea Exchange Bank 4.25%, 10/14/24, Reg S	450,000	458,508
Korea Hydro & Nuclear Power Co., Ltd. 3.00%, 9/19/22, Reg S	460,000	458,599

Total South Korea		917,107
Venezuela – 0.3%
Petroleos de Venezuela S.A. 6.00%, 5/16/24, Reg S	710,000	241,400
TOTAL FOREIGN CORPORATE BONDS (Cost: $79,120,637)		71,999,837
FOREIGN GOVERNMENT AGENCIES – 3.6%
United Arab Emirates – 3.6%
MDC-GMTN B.V. 5.50%, 4/20/21, Reg S (Cost: $2,955,191)	2,656,000	3,037,800

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 14.0%
United States – 14.0%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(d) (Cost: $11,601,938)(e)	11,601,938	11,601,938
TOTAL INVESTMENTS IN SECURITIES – 104.4% (Cost: $93,677,766)		86,639,575
Liabilities in Excess of Cash and Other Assets –(4.4)%		(3,683,687)

NET ASSETS – 100.0%		$82,955,888

(a)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2015 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(e)

At August 31, 2015, the total market value of the Fund’s securities on loan was $11,121,854 and the total market value of the collateral held by the Fund was $11,967,926. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $365,988.

Reg S -	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

62	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2015

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES – 0.7%
South Africa – 0.7%
Landwirtschaftliche Rentenbank 8.25%, 5/23/22, Reg S (Cost: $3,561,143)	45,000,000 ZAR	$3,341,011
FOREIGN GOVERNMENT OBLIGATIONS – 87.6%
Brazil – 9.4%
Brazil Letras do Tesouro Nacional
10.82%, 1/1/16(a)	19,588,000 BRL	5,142,272
8.87%, 7/1/16(a)	41,391,000 BRL	10,164,986
11.86%, 1/1/17(a)	29,290,000 BRL	6,737,516
12.51%, 1/1/18(a)	15,517,000 BRL	3,136,988
Brazil Notas do Tesouro Nacional
10.00%, 1/1/17, Series F	26,592,000 BRL	6,973,903
10.00%, 1/1/21, Series F	16,048,000 BRL	3,829,482
10.00%, 1/1/23, Series F	36,340,000 BRL	8,338,802
Brazilian Government International Bond
12.50%, 1/5/16	2,049,000 BRL	557,445
12.50%, 1/5/22	929,000 BRL	289,496

Total Brazil		45,170,890
Chile – 3.3%
Bonos del Banco Central de Chile en Pesos
6.00%, 1/1/17, Series 5YR	2,275,000,000 CLP	3,394,446
6.00%, 3/1/23	1,670,000,000 CLP	2,683,963
Chile Government International Bond
5.50%, 8/5/20	5,730,500,000 CLP	8,707,269
6.00%, 1/1/22, Reg S	750,000,000 CLP	1,190,273

Total Chile		15,975,951
China – 3.5%
China Government Bond
2.56%, 6/29/17, Reg S	9,000,000 CNY	1,381,428
3.09%, 6/29/20, Reg S	11,500,000 CNY	1,770,449
2.48%, 12/1/20	19,000,000 CNY	2,840,353
2.36%, 8/18/21, Reg S	27,000,000 CNY	3,943,713
3.10%, 6/29/22	26,500,000 CNY	4,014,193
3.16%, 6/27/23	20,000,000 CNY	3,031,581

Total China		16,981,717
Colombia – 5.7%
Colombia Government International Bond 7.75%, 4/14/21	5,943,000,000 COP	2,035,432
Colombian TES
5.00%, 11/21/18, Series B	9,366,400,000 COP	2,948,991
7.00%, 5/4/22, Series B	16,732,800,000 COP	5,363,567
10.00%, 7/24/24, Series B	27,083,100,000 COP	10,078,967
6.00%, 4/28/28, Series B	25,500,000,000 COP	6,828,403

Total Colombia		27,255,360
India – 2.1%
India Government Bond
7.83%, 4/11/18	2,500,000 INR	37,656
8.27%, 6/9/20	103,000,000 INR	1,576,953

8.40%, 7/28/24	204,000,000 INR	$3,147,581
9.20%, 9/30/30	304,000,000 INR	5,086,923

Total India		9,849,113
Indonesia – 4.7%
Indonesia Treasury Bond
11.00%, 11/15/20, Series FR31	20,105,000,000 IDR	1,575,588
8.25%, 7/15/21, Series FR53	18,265,000,000 IDR	1,285,127
8.38%, 9/15/26, Series FR56	146,472,000,000 IDR	10,184,881
8.25%, 6/15/32, Series FR58	135,677,000,000 IDR	8,828,662
8.75%, 2/15/44, Series FR67	7,880,000,000 IDR	520,957

Total Indonesia		22,395,215
Malaysia – 9.5%
Malaysia Government Bond
3.81%, 2/15/17, Series 0207	7,349,000 MYR	1,759,258
4.01%, 9/15/17, Series 0210	16,848,000 MYR	4,061,551
3.31%, 10/31/17, Series 0512	11,348,000 MYR	2,695,815
4.38%, 11/29/19, Series 0902	67,971,000 MYR	16,288,587
4.16%, 7/15/21, Series 0111	5,004,000 MYR	1,191,388
3.42%, 8/15/22, Series 0112	47,609,000 MYR	10,689,195
4.39%, 4/15/26, Series 0311	32,323,000 MYR	7,659,974
4.50%, 4/15/30, Series 0310	4,333,000 MYR	1,016,185

Total Malaysia		45,361,953
Mexico – 9.3%
Mexican Bonos
7.75%, 12/14/17, Series M	75,188,000 MXN	4,805,127
4.75%, 6/14/18, Series M	60,000,000 MXN	3,579,908
8.50%, 12/13/18, Series M 10	39,435,000 MXN	2,598,654
6.50%, 6/10/21, Series M	69,098,000 MXN	4,310,221
6.50%, 6/9/22, Series M	84,982,000 MXN	5,272,525
10.00%, 12/5/24, Series M 20	82,682,000 MXN	6,306,306
7.50%, 6/3/27, Series M 20	60,000,000 MXN	3,948,987
7.75%, 5/29/31, Series M	71,783,000 MXN	4,830,876
10.00%, 11/20/36, Series M 30	19,178,000 MXN	1,586,194
8.50%, 11/18/38, Series M 30	54,326,000 MXN	3,941,011
7.75%, 11/13/42, Series M	50,542,000 MXN	3,415,254

Total Mexico		44,595,063
Peru – 3.3%
Peruvian Government International Bond
7.84%, 8/12/20, Reg S	17,753,000 PEN	5,918,750
8.20%, 8/12/26, Reg S	7,945,000 PEN	2,616,674
6.95%, 8/12/31, Reg S	18,631,000 PEN	5,381,280
6.90%, 8/12/37, Reg S	7,325,000 PEN	2,066,402

Total Peru		15,983,106
Philippines – 2.4%
Philippine Government Bond 7.63%, 9/29/36, Series 25-9	151,510,000 PHP	4,546,097
Philippine Government International Bond
4.95%, 1/15/21	117,000,000 PHP	2,603,613
3.90%, 11/26/22	165,000,000 PHP	3,468,107
6.25%, 1/14/36	42,000,000 PHP	1,017,884

Total Philippines		11,635,701

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	63

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2015

Investments	Principal Amount	Value

Poland – 9.7%
Poland Government Bond
4.75%, 4/25/17, Series 0417	2,730,000 PLN	$758,291
3.75%, 4/25/18, Series 0418	19,471,000 PLN	5,392,311
2.50%, 7/25/18, Series 0718	27,839,000 PLN	7,472,879
5.50%, 10/25/19, Series 1019	38,410,000 PLN	11,454,837
5.25%, 10/25/20, Series 1020	14,951,000 PLN	4,487,301
5.75%, 10/25/21, Series 1021	19,714,000 PLN	6,142,842
5.75%, 9/23/22, Series 0922	12,059,000 PLN	3,800,871
4.00%, 10/25/23, Series 1023	20,640,000 PLN	5,925,318
3.25%, 7/25/25, Series 0725	4,500,000 PLN	1,221,781

Total Poland		46,656,431
Romania – 3.7%
Romania Government Bond
5.90%, 7/26/17, Series 5Y	15,500,000 RON	4,237,652
5.60%, 11/28/18, Series 5Y	12,500,000 RON	3,509,094
5.95%, 6/11/21, Series 10Y	4,310,000 RON	1,251,021
5.85%, 4/26/23, Series 10Y	18,240,000 RON	5,316,144
4.75%, 2/24/25, Series 10Y	12,080,000 RON	3,312,947

Total Romania		17,626,858
Russia – 3.6%
Russian Federal Bond – OFZ
7.50%, 3/15/18, Series 6204	214,705,000 RUB	2,956,055
7.50%, 2/27/19, Series 6208	80,448,000 RUB	1,073,484
6.80%, 12/11/19, Series 6210	237,959,000 RUB	3,026,024
7.60%, 4/14/21, Series 6205	253,965,000 RUB	3,213,008
7.60%, 7/20/22, Series 6209	242,495,000 RUB	2,986,410
8.15%, 2/3/27, Series 6207	158,245,000 RUB	1,903,577
7.05%, 1/19/28, Series 6212	178,667,000 RUB	1,940,331

Total Russia		17,098,889
South Africa – 4.5%
South Africa Government Bond
6.75%, 3/31/21, Series R208	13,270,000 ZAR	946,635
10.50%, 12/21/26, Series R186	23,420,000 ZAR	2,040,736
8.00%, 1/31/30, Series 2030	25,274,000 ZAR	1,794,148
7.00%, 2/28/31, Series R213	71,077,000 ZAR	4,573,245
6.25%, 3/31/36, Series R209	69,490,600 ZAR	3,964,510
6.50%, 2/28/41, Series R214	80,000,000 ZAR	4,584,654
8.75%, 2/28/48, Series 2048	50,000,000 ZAR	3,694,140

Total South Africa		21,598,068
South Korea – 5.1%
Korea Treasury Bond
4.25%, 6/10/21, Series 2106	263,920,000 KRW	250,045
3.38%, 9/10/23, Series 2309	10,354,880,000 KRW	9,506,844
3.50%, 3/10/24, Series 2403	10,145,040,000 KRW	9,420,172
4.00%, 12/10/31, Series 3112	5,000,000,000 KRW	5,117,599

Total South Korea		24,294,660
Thailand – 3.4%
Thailand Government Bond
4.13%, 11/18/16	82,024,000 THB	2,360,154
3.88%, 6/13/19	111,626,000 THB	3,329,419
3.65%, 12/17/21	120,380,000 THB	3,574,512
3.63%, 6/16/23	169,625,000 THB	5,036,166

3.85%, 12/12/25	36,000,000 THB	$1,100,065
3.58%, 12/17/27	28,521,000 THB	834,681

Total Thailand		16,234,997
Turkey – 4.4%
Turkey Government Bond
9.00%, 1/27/16	7,424,000 TRY	2,542,038
8.30%, 6/20/18	18,761,000 TRY	6,119,399
10.50%, 1/15/20	3,021,000 TRY	1,055,430
9.50%, 1/12/22	6,968,000 TRY	2,329,050
8.50%, 9/14/22	18,624,000 TRY	5,889,176
7.10%, 3/8/23	11,211,000 TRY	3,265,863

Total Turkey		21,200,956
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $577,835,065)		419,914,928
SUPRANATIONAL BONDS – 4.3%
European Investment Bank
7.50%, 1/30/19	65,020,000 ZAR	4,846,389
7.20%, 7/9/19, Reg S	124,200,000,000 IDR	8,073,831
8.38%, 7/29/22, Reg S	22,000,000 ZAR	1,652,374
Inter-American Development Bank 6.00%, 9/5/17	193,700,000 INR	2,876,725
International Finance Corp. 7.80%, 6/3/19, Series GDIF	200,000,000 INR	3,119,835

TOTAL SUPRANATIONAL BONDS (Cost: $24,865,966)		20,569,154
REPURCHASE AGREEMENT – 3.8%
United States – 3.8%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/15, 0.14% due 9/1/15; Proceeds at maturity – $18,000,070 (fully collateralized by Ginnie Mae, 4.00% – 6.50% due 12/20/19 – 7/20/45 and U.S. Treasury Notes, 1.63% – 1.75% due 9/30/19 – 11/15/22; U.S. Treasury Bond, 4.50% due 5/15/38 and U.S. Treasury Bond Principal Strips, 0.00% due 11/15/21 – 11/15/41; Market value – $18,716,479) (Cost: $18,000,000)	$18,000,000	18,000,000

TOTAL INVESTMENTS IN SECURITIES – 96.4% (Cost: $624,262,174)		461,825,093
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 3.6%		17,441,436

NET ASSETS – 100.0%		$479,266,529

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

BRL – Brazilian real

CLP – Chilean peso

See Notes to Financial Statements.

64	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2015

CNY – Chinese yuan

COP – Colombian peso

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PEN – Peruvian nuevo sol

PHP – Philippine peso

PLN – Polish zloty

RON – Romanian leu

RUB – Russian ruble

THB – Thai baht

TRY – Turkish New lira

ZAR – South African rand

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2015.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	65

Schedule of Investments

WisdomTree Japan Interest Rate Strategy Fund (JGBB) (consolidated)

August 31, 2015

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 95.8%
U.S. Treasury Bills – 95.8%
U.S. Treasury Bills
0.01%, 9/10/15*(a)	$800,000	$800,000
0.00%, 9/24/15*	1,000,000	1,000,006
0.01%, 10/8/15*	900,000	900,017
0.05%, 10/22/15*	1,000,000	999,998
0.02%, 11/12/15*	1,000,000	999,990

TOTAL INVESTMENTS IN SECURITIES – 95.8% (Cost: $4,699,886)		4,700,011
Cash and Other Assets in Excess of Liabilities – 4.2%		206,002

NET ASSETS – 100.0%		$4,906,013
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

See Notes to Financial Statements.

66	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Strategic Corporate Bond Fund (CRDT)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 0.8%
U.S. Treasury Notes – 0.8%
U.S. Treasury Note
0.88%, 4/15/17	$10,000	$10,037
1.38%, 3/31/20	50,000	49,755

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $59,983)		59,792
CORPORATE BONDS – 55.6%
United States – 55.6%
AbbVie, Inc. 1.75%, 11/6/17	60,000	59,981
Actavis Funding SCS 4.55%, 3/15/35	70,000	64,555
Amgen, Inc. 3.63%, 5/22/24(a)	150,000	148,312
Anadarko Petroleum Corp. 6.38%, 9/15/17	60,000	64,948
AT&T, Inc. 5.50%, 2/1/18	90,000	97,177
Bank of America Corp. 3.30%, 1/11/23	250,000	246,781
California Resources Corp. 6.00%, 11/15/24(a)	40,000	29,760
Calpine Corp. 7.88%, 1/15/23(a)(b)	49,000	52,675
Caterpillar, Inc. 3.90%, 5/27/21(a)	180,000	192,562
CCO Holdings LLC 6.63%, 1/31/22	30,000	31,650
Celgene Corp. 5.00%, 8/15/45	50,000	50,649
Citigroup, Inc. 4.50%, 1/14/22	170,000	182,405
Comcast Corp. 3.13%, 7/15/22(a)	110,000	110,734
Dollar Tree Inc. 5.75%, 3/1/23(b)	80,000	84,200
Ensco PLC 5.20%, 3/15/25(a)	40,000	35,848
FCA U.S. LLC 8.25%, 6/15/21(a)	200,000	215,040
Foresight Energy LLC 7.88%, 8/15/21(b)	40,000	31,200
Freeport-McMoRan, Inc. 2.15%, 3/1/17	110,000	105,413
General Electric Capital Corp. 6.88%, 1/10/39, Series A	140,000	188,523
General Motors Co. 6.25%, 10/2/43	100,000	107,466
Genworth Holdings, Inc. 4.80%, 2/15/24(a)	20,000	16,150
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	190,000	216,138
Kraft Foods Group, Inc. 5.00%, 6/4/42(a)	20,000	20,457
Medtronic, Inc. 4.63%, 3/15/45	$100,000	$102,502
Mondelez International, Inc. 4.00%, 2/1/24(a)	40,000	41,059
Murray Energy Corp. 11.25%, 4/15/21(a)(b)	20,000	9,350
Pacific Gas & Electric Co. 6.05%, 3/1/34	120,000	144,286
Packaging Corp. of America 4.50%, 11/1/23	40,000	41,672
PepsiCo, Inc. 5.00%, 6/1/18	60,000	65,546
Quicken Loans, Inc. 5.75%, 5/1/25(b)	40,000	39,150
Reynolds American, Inc.
6.88%, 5/1/20(b)	100,000	115,740
5.85%, 8/15/45	30,000	32,422
Rock-Tenn Co. 4.45%, 3/1/19	250,000	265,697
Ryerson, Inc. 9.00%, 10/15/17	100,000	91,500
Sprint Corp. 7.25%, 9/15/21	30,000	29,250
Taylor Morrison Communities, Inc. 5.25%, 4/15/21(a)(b)	30,000	30,300
Tenet Healthcare Corp. 8.00%, 8/1/20	50,000	52,312
Time Warner Cable, Inc. 5.00%, 2/1/20	100,000	107,509
United Rentals North America, Inc. 7.63%, 4/15/22	50,000	54,125
United Technologies Corp. 3.10%, 6/1/22	180,000	180,751
Valeant Pharmaceuticals International, Inc. 5.38%, 3/15/20(a)(b)	70,000	71,400
Verizon Communications, Inc.
1.10%, 11/1/17(a)	80,000	79,247
4.15%, 3/15/24	100,000	102,359
6.55%, 9/15/43(a)	23,000	27,338
5.01%, 8/21/54	21,000	19,304

TOTAL CORPORATE BONDS (Cost: $4,095,484)		4,055,443
FOREIGN CORPORATE BONDS – 36.2%
Belgium – 2.2%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	140,000	157,147
Brazil – 2.6%
Petrobras Global Finance B.V. 5.38%, 1/27/21(a)	100,000	88,400
Vale Overseas Ltd. 4.38%, 1/11/22(a)	110,000	102,278

Total Brazil		190,678
Colombia – 0.9%
Ecopetrol S.A. 7.63%, 7/23/19(a)	60,000	68,622

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	67

Schedule of Investments (concluded)

WisdomTree Strategic Corporate Bond Fund (CRDT)

August 31, 2015

Investments	Principal Amount		Value

France – 3.7%
Electricite de France 4.63%, 9/11/24	50,000	EUR	$70,140
Numericable-SFR SAS 6.00%, 5/15/22(b)	$200,000		200,500

Total France			270,640
Germany – 2.5%
E.ON International Finance B.V. 5.50%, 10/2/17	50,000	EUR	61,826
Volkswagen Leasing GmbH 3.25%, 5/10/18	100,000	EUR	120,404

Total Germany			182,230
Italy – 3.1%
Intesa Sanpaolo SpA 5.02%, 6/26/24(a)(b)	$230,000		225,207
Luxembourg – 0.4%
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20	30,000		28,950
Mexico – 1.5%
Petroleos Mexicanos 5.50%, 1/21/21	100,000		107,500
Netherlands – 3.8%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.75%, 12/1/43(a)	250,000		272,852
Russia – 2.8%
Gazprom OAO via Gaz Capital S.A. 4.95%, 5/23/16, Reg S	200,000		203,405
United Kingdom – 12.7%
Barclays Bank PLC 7.63%, 11/21/22(a)	200,000		228,375
BP Capital Markets PLC 2.24%, 5/10/19(a)	150,000		150,282
HSBC Bank PLC 3.88%, 10/24/18, Reg S	160,000	EUR	198,120
Rio Tinto Finance USA PLC 4.13%, 8/21/42(a)	$30,000		26,511
Royal Bank of Scotland Group PLC 6.13%, 12/15/22	210,000		226,742
Tesco PLC 6.13%, 2/24/22, Series 68	60,000	GBP	99,178

Total United Kingdom			929,208
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,707,329)			2,636,439

Investments	Shares	Value

PREFERRED STOCK – 2.4%
United States – 2.4%
GMAC Capital Trust I 8.13%, 2/15/40, Series 2(c) (Cost: $180,839)	6,934	$177,025
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 17.6%
United States – 17.6%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(d)
(Cost: $1,285,323)(e)	1,285,323	1,285,323
TOTAL INVESTMENTS IN SECURITIES – 112.6% (Cost: $8,328,958)		8,214,022
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (12.6)%		(920,056)

NET ASSETS – 100.0%		$7,293,966

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

EUR – Euro

GBP – British pound

(a)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2015 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(e)

At August 31, 2015, the total market value of the Fund’s securities on loan was $1,607,138 and the total market value of the collateral held by the Fund was $1,738,736. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $453,413.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

68	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

August 31, 2015

Investments	Principal Amount		Value

U.S. GOVERNMENT OBLIGATIONS – 17.8%
U.S. Treasury Bonds – 17.8%
U.S. Treasury Bond
3.13%, 8/15/44	$820,000		$848,594
3.00%, 5/15/45	20,000		20,238

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $834,768)			868,832
CORPORATE BONDS – 37.1%
United States – 37.1%
AES Corp. 5.50%, 3/15/24	120,000		115,200
Ally Financial, Inc. 8.00%, 3/15/20	120,000		140,700
Altria Group, Inc. 10.20%, 2/6/39	30,000		48,295
Bank of America Corp. 4.00%, 1/22/25	65,000		63,728
CCO Holdings LLC 5.38%, 5/1/25(a)	120,000		116,850
Celgene Corp. 5.00%, 8/15/45	10,000		10,130
Chesapeake Energy Corp.
6.13%, 2/15/21	30,000		23,381
5.75%, 3/15/23	90,000		67,546
CIT Group, Inc. 5.00%, 8/1/23	120,000		121,800
Citigroup, Inc. 4.30%, 11/20/26	65,000		64,635
Comcast Corp. 3.38%, 2/15/25	25,000		24,892
FirstEnergy Corp. 7.38%, 11/15/31, Series C	50,000		59,997
Ford Motor Credit Co. LLC 8.13%, 1/15/20	100,000		119,668
General Electric Capital Corp. 6.88%, 1/10/39, Series A	40,000		53,864
General Motors Co. 6.25%, 10/2/43	35,000		37,613
Gilead Sciences, Inc. 3.70%, 4/1/24	30,000		30,419
Goldman Sachs Group, Inc. (The) 6.75%, 10/1/37	50,000		59,836
HCA, Inc. 5.00%, 3/15/24	120,000		123,150
Level 3 Financing, Inc. 5.38%, 8/15/22	120,000		120,875
Pacific Gas & Electric Co. 6.05%, 3/1/34	50,000		60,119
Sprint Corp. 7.88%, 9/15/23	120,000		115,650
United Rentals North America, Inc. 5.50%, 7/15/25	120,000		116,250
Verizon Communications, Inc. 6.55%, 9/15/43	50,000		59,431
Wells Fargo & Co. 4.10%, 6/3/26	$60,000		$60,371

TOTAL CORPORATE BONDS (Cost: $1,840,876)			1,814,400
FOREIGN CORPORATE BONDS – 18.1%
Brazil – 1.6%
Petrobras Global Finance B.V. 4.38%, 5/20/23	100,000		78,820
Colombia – 1.9%
Ecopetrol S.A. 7.63%, 7/23/19	80,000		91,496
Indonesia – 2.3%
Majapahit Holding B.V. 7.75%, 1/20/20, Reg S	100,000		112,375
Mexico – 2.1%
Petroleos Mexicanos 6.63%, 6/15/35	100,000		102,450
Morocco – 3.8%
OCP S.A. 4.50%, 10/22/25(a)	200,000		189,300
Switzerland – 1.3%
Glencore Funding LLC 2.88%, 4/16/20(a)	70,000		64,692
United Kingdom – 5.1%
BP Capital Markets PLC 3.51%, 3/17/25	65,000		64,045
Virgin Media Secured Finance PLC 5.38%, 4/15/21(a)	180,000		185,175

Total United Kingdom			249,220
TOTAL FOREIGN CORPORATE BONDS (Cost: $912,527)			888,353
FOREIGN GOVERNMENT OBLIGATIONS – 7.3%
Brazil – 0.9%
Brazil Notas do Tesouro Nacional 10.00%, 1/1/23, Series F	200,000	BRL	45,893
Mexico – 2.7%
Mexican Bonos 10.00%, 12/5/24, Series M 20	1,700,000	MXN	129,662
Poland – 1.7%
Poland Government International Bond 4.00%, 1/22/24	$80,000		84,301
Russia – 2.0%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30, Reg S	81,250		95,272
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $374,657)			355,128

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	69

Schedule of Investments (concluded)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

August 31, 2015

Investments	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.4%
United States – 7.4%
GS Mortgage Securities Trust 5.99%, 8/10/45, Series 2007-GG10, Class AM(b)
(Cost: $366,547)	$360,000	$361,223
BANK LOANS – 3.2%
Canada – 0.8%
1011778 B.C. Unlimited Liability Co. (Burger King/Tim Hortons) 3.75% (LIBOR + 2.75%; LIBOR base rate 1.00%), 12/12/21, 2015 Term Loan B(b)	39,868	39,873
United States – 2.4%
Hilton Worldwide Finance LLC 3.50% (LIBOR + 2.50%; LIBOR base rate 1.00%), 10/26/20, USD Term Loan B2(b)	36,809	36,810
PetSmart, Inc. 4.25% (LIBOR + 3.25%; LIBOR base rate 1.00%), 3/11/22, Term Loan B(b)	39,900	39,897
Univision Communications, Inc. 4.00% (LIBOR + 3.00%; LIBOR base rate 1.00%), 3/1/20, Term Loan C4(b)	39,895	39,693

Total United States		116,400
TOTAL BANK LOANS (Cost: $156,706)		156,273

	Contracts
PURCHASED OPTIONS – 0.0%
10 Year U.S. Treasury Note Futures, Put Strike Price $125.00 Expires 9/25/15*	2	344
5 Year U.S. Treasury Note Futures, Put Strike Price $118.75 Expires 9/25/15*	2	$453
U.S. Treasury Long Bond Futures, Call Strike Price $160.00 Expires 9/25/15*	1	469
TOTAL PURCHASED OPTIONS (Cost: $1,500)		1,266
TOTAL INVESTMENTS IN SECURITIES – 90.9% (Cost: $4,487,581)		4,445,475
WRITTEN OPTIONS – (0.0%)
5 Year U.S. Treasury Note Futures, Put Strike Price $118.25 Expires 9/25/15*	(2)	(250)
U.S. Treasury Long Bond Futures, Call Strike Price $164.00 Expires 10/23/15*	(1)	(484)
TOTAL WRITTEN OPTIONS (Premiums received: $797)		(734)
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 9.1%		447,907

NET ASSETS – 100.0%		$4,892,648

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

BRL – Brazilian real

MXN – Mexican peso

* Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Rate shown reflects the accrual rate as of August 31, 2015 on securities with variable or step rates.

LIBOR –London Interbank Offered Rate

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

70	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2015

Investments	Principal Amount		Value

U.S. GOVERNMENT OBLIGATIONS – 32.0%
U.S. Treasury Bonds – 22.0%
U.S. Treasury Inflation Indexed Bond
2.38%, 1/15/25	$227,855		$264,493
3.38%, 4/15/32	336,073		466,712
0.63%, 2/15/43	103,784		90,949
0.75%, 2/15/45	91,196		82,334

Total U.S. Treasury Bonds			904,488
U.S. Treasury Notes – 10.0%
U.S. Treasury Inflation Indexed Note
2.13%, 1/15/19	133,364		142,613
0.63%, 1/15/24	265,884		266,699

Total U.S. Treasury Notes			409,312
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $1,323,221)			1,313,800
CORPORATE BONDS – 3.3%
United States – 3.3%
HCA, Inc. 5.38%, 2/1/25	40,000		40,700
Samson Investment Co. 9.75%, 2/15/20(a)	100,000		375
Sprint Corp. 7.88%, 9/15/23(b)	100,000		96,375

TOTAL CORPORATE BONDS (Cost: $245,081)			137,450
FOREIGN CORPORATE BONDS – 4.9%
Brazil – 2.2%
Vale Overseas Ltd. 4.38%, 1/11/22(b)	100,000		92,980
Mexico – 2.7%
America Movil S.A.B. de C.V. 5.00%, 3/30/20(b)	100,000		110,135
TOTAL FOREIGN CORPORATE BONDS (Cost: $202,866)			203,115
FOREIGN GOVERNMENT OBLIGATIONS – 29.2%
Australia – 3.4%
Australia Inflation Linked Bond 4.00%, 8/20/20, Series 20CI, Reg S	102,000	AUD	139,586
Brazil – 1.0%
Brazil Notas do Tesouro Nacional Inflation Linked Bond
6.00%, 8/15/22, Series B	31,000	BRL	21,567
6.00%, 8/15/50, Series B	30,000	BRL	19,494

Total Brazil			41,061
Canada – 3.8%
Canadian Government Inflation Linked Bond
4.25%, 12/1/26	79,652	CAD	87,285
3.00%, 12/1/36	61,748	CAD	68,609

Total Canada			155,894
Mexico – 5.3%
Mexican Udibonos Inflation Linked Bond
4.00%, 6/13/19, Series S	1,376,523	MXN	$88,119
2.50%, 12/10/20, Series S	688,262	MXN	41,289
4.50%, 12/4/25, Series S	1,323,580	MXN	89,295

Total Mexico			218,703
South Africa – 3.9%
South Africa Inflation Linked Bond
2.50%, 1/31/17, Series R211	984,240	ZAR	76,021
5.50%, 12/7/23, Series R197	846,640	ZAR	82,596

Total South Africa			158,617
Sweden – 3.9%
Sweden Inflation Linked Bond 4.00%, 12/1/20, Series 3102	840,000	SEK	159,826

Turkey – 2.0%
Turkey Government Inflation Linked Bond 4.00%, 4/1/20	237,086	TRY	84,459

United Kingdom – 5.9%
United Kingdom Inflation Linked Gilt
1.25%, 11/22/27, Reg S	66,701	GBP	128,642
1.25%, 11/22/32, Reg S	53,654	GBP	113,331

Total United Kingdom			241,973
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,585,767)			1,200,119

	Shares
EXCHANGE-TRADED FUNDS – 7.5%
United States – 7.5%
WisdomTree Emerging Markets High Dividend Fund(c)	500		18,225
WisdomTree Global Natural Resources Fund(b)(c)	7,500		100,050
WisdomTree High Dividend Fund(b)(c)	3,345		188,794

TOTAL EXCHANGE-TRADED FUNDS (Cost: $389,724)			307,069
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.1%
United States – 11.1%
State Street Navigator Securities Lending Prime Portfolio, 0.18%(d)
(Cost: $454,959)(e)	454,959		454,959
TOTAL INVESTMENTS IN SECURITIES – 88.0% (Cost: $4,201,618)			3,616,512
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 12.0%			492,053

NET ASSETS – 100.0%			$4,108,565

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

GBP – British pound

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	71

Schedule of Investments (concluded)

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2015

MXN – Mexican peso

SEK – Swedish krona

TRY – Turkish New lira

ZAR – South African rand

(a)	Security in default on interest payments.

(b)	Security, or portion thereof, was on loan at August 31, 2015 (See Note 2).

(c)	Affiliated company (See Note 7).

(d)	Rate shown represents annualized 7-day yield as of August 31, 2015.

(e)	At August 31, 2015, the total market value of the Fund’s securities on loan was $439,626 and the total market value of the collateral held by the Fund was $454,959.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

72	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2015

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 90.2%
U.S. Treasury Bills – 90.2%
U.S. Treasury Bills
0.04%, 9/17/15*(a)	$186,140,000	$186,140,558
0.05%, 12/10/15*(a)	7,005,000	7,004,209

TOTAL INVESTMENTS IN SECURITIES – 90.2% (Cost: $193,143,099)		193,144,767
Cash and Other Assets in Excess of Liabilities – 9.8%		20,937,844

NET ASSETS – 100.0%		$214,082,611
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	73

Statements of Assets and Liabilities

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2015

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Commodity Currency Strategy Fund	WisdomTree Emerging Currency Strategy Fund
ASSETS:

Investments, at cost	$339,957,098	$17,781,655	$91,994,259	$6,804,954	$51,375,899
Investments in securities, at value (including repurchase agreements of $0, $5,782,000, $24,500,000, $1,905,000 and $15,140,000, respectively) (Note 2)	339,975,483	17,782,072	91,980,117	6,805,015	51,376,037

Cash	1,451,342	10,638	485,520	53,210	288,132

Cash collateral for forward foreign currency contracts	1,030,000	—	180,000	—	3,930,000

Unrealized appreciation on forward foreign currency contracts	4,184,462	355,437	234,705	70,333	149,685

Receivables:

Investment securities sold	—	—	—	—	11,799,976

Capital shares sold	2,863,007	—	—	—	—

Interest	—	24	21,338	8	92
Total Assets	349,504,294	18,148,171	92,901,680	6,928,566	67,543,922
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	5,854,461	2,147,392	4,035,394	721,352	2,916,115

Payables:

Investment securities purchased	2,798,866	—	—	—	—

Capital shares redeemed	—	—	—	—	11,878,473

Advisory fees (Note 3)	165,931	6,129	38,568	2,968	30,482

Service fees (Note 2)	1,460	60	377	24	244
Total Liabilities	8,820,718	2,153,581	4,074,339	724,344	14,825,314
NET ASSETS	$340,683,576	$15,994,590	$88,827,341	$6,204,222	$52,718,608
NET ASSETS:

Paid-in capital	$324,890,881	$120,473,723	$91,313,531	$14,881,989	$103,848,419

Accumulated net investment loss	—	(50,005)	(745,801)	(25,684)	(256,671)

Accumulated net realized gain (loss) on investments and forward foreign currency contracts and foreign currency related transactions	17,444,309	(102,637,590)	2,074,376	(8,001,125)	(48,106,848)

Net unrealized depreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,651,614)	(1,791,538)	(3,814,765)	(650,958)	(2,766,292)
NET ASSETS	$340,683,576	$15,994,590	$88,827,341	$6,204,222	$52,718,608
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	11,900,000	1,200,000	3,600,000	400,000	3,100,000
Net asset value per share	$28.63	$13.33	$24.67	$15.51	$17.01

See Notes to Financial Statements.

74	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2015

	WisdomTree Indian Rupee Strategy Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
ASSETS:

Investments, at cost	$12,612,919	$43,308,918	$117,368,880	$4,968,945	$17,320,761

Foreign currency, at cost	—	156,114	196,959	—	—
Investments in securities, at value (including repurchase agreements of $3,940,000, $0, $0, $0 and $0, respectively and securities on loan) (Note 2)[1]	12,613,026	35,765,284	104,590,712	4,920,340	17,297,326

Cash	144,879	2,374,523	46,162	342,407	4,185,147

Deposits at broker for futures contracts	—	—	—	—	557,912

Foreign currency, at value	—	151,924	191,445	—	—

Unrealized appreciation on forward foreign currency contracts	78,555	82,307	—	—	—

Receivables:

Investment securities sold	—	—	—	967,298	6,946,520

Interest	17	403,960	1,259,242	36,421	95,183

Net variation margin on futures contracts	—	—	—	—	40,434
Total Assets	12,836,477	38,777,998	106,087,561	6,266,466	29,122,522
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	476,579	184,531	—	—	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	—	—	2,673,964	—	544,095

Investment securities purchased	—	—	—	1,301,949	6,375,746

Capital shares redeemed	—	—	—	—	4,428,728

Advisory fees (Note 3)	5,074	19,625	41,197	508	6,903

Service fees (Note 2)	49	157	403	19	109
Total Liabilities	481,702	204,313	2,715,564	1,302,476	11,355,581
NET ASSETS	$12,354,775	$38,573,685	$103,371,997	$4,963,990	$17,766,941
NET ASSETS:

Paid-in capital	$15,122,223	$78,025,660	$120,933,844	$5,010,784	$20,138,401

Accumulated net investment loss	(38,321)	—	—	—	—

Undistributed (Distributions in excess of) net investment income	—	(23,205,744)	(1,517,608)	4,318	12,485

Accumulated net realized loss on investments, futures contracts and forward foreign currency contracts and foreign currency related transactions	(2,331,210)	(8,568,535)	(3,175,715)	(2,507)	(2,468,089)

Net unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(397,917)	(7,677,696)	(12,868,524)	(48,605)	84,144
NET ASSETS	$12,354,775	$38,573,685	$103,371,997	$4,963,990	$17,766,941
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	600,000	900,000	6,200,000	100,002	400,000
Net asset value per share	$20.59	$42.86	$16.67	$49.64	$44.42
[1]	Market value of securities out on loan were as follows: $0, $0, $2,580,477, $0 and $1,265,205, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	75

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2015

	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	WisdomTree Emerging Markets Corporate Bond Fund
ASSETS:

Investments, at cost	$28,581,861	$1,248,063	$13,936,022	$23,353,253	$93,677,766
Investments in securities, at value (including securities on loan) (Note 2)[1]	28,482,593	1,248,869	13,508,289	22,668,195	86,639,575

Cash	4,302,545	758	338,039	673,136	7,311,827

Deposits at broker for futures contracts	620,000	—	224,000	81,000	—

Receivables:

Investment securities sold	10,592,755	—	42,556	88,490	8,959,950

Interest	155,667	172	210,111	364,437	1,172,145

Net variation margin on futures contracts	35,250	—	25,652	11,000	—
Total Assets	44,188,810	1,249,799	14,348,647	23,886,258	104,083,497
LIABILITIES:

Securities sold short, at value (proceeds $444,739, $0, $0, $0 and $0, respectively)	443,112	—	—	—	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	419,495	—	1,684,673	2,695,043	11,601,938

Investment securities purchased	14,389,952	—	160,208	324,792	2,585,855

Capital shares redeemed	—	—	—	—	6,893,313

Advisory fees (Note 3)	11,785	159	5,107	7,688	46,164

Service fees (Note 2)	226	5	47	79	339

Interest on securities sold short	827	—	—	—	—
Total Liabilities	15,265,397	164	1,850,035	3,027,602	21,127,609
NET ASSETS	$28,923,413	$1,249,635	$12,498,612	$20,858,656	$82,955,888
NET ASSETS:

Paid-in capital	$31,387,216	$1,249,653	$14,066,999	$22,239,619	$94,689,194

Accumulated net investment loss	—	(561)	—	—	—

Undistributed net investment income	—	—	1,612	3,754	—

Accumulated net realized loss on investments, futures contracts and securities sold short	(2,458,507)	(263)	(1,209,782)	(726,609)	(4,695,115)

Net unrealized appreciation (depreciation) on investments, futures contracts and securities sold short	(5,296)	806	(360,217)	(658,108)	(7,038,191)
NET ASSETS	$28,923,413	$1,249,635	$12,498,612	$20,858,656	$82,955,888
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	600,000	50,000	600,000	900,000	1,200,000
Net asset value per share	$48.21	$24.99	$20.83	$23.18	$69.13
[1]	Market value of securities out on loan were as follows: $1,125,759, $0, $2,082,144, $3,107,793 and $11,121,854, respectively.

See Notes to Financial Statements.

76	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2015

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Japan Interest Rate Strategy Fund (consolidated)	WisdomTree Strategic Corporate Bond Fund	WisdomTree Western Asset Unconstrained Bond Fund	WisdomTree Global Real Return Fund (consolidated)
ASSETS:

Investments, at cost	$624,262,174	$4,699,886	$8,328,958	$4,487,581	$3,811,894

Investment in affiliates, at cost (Note 7)	—	—	—	—	389,724

Foreign currency, at cost	1,669,956	—	27,924	8,652	81,635
Investments in securities, at value (including repurchase agreements of $18,000,000, $0, $0, $0 and $0, respectively and securities on loan) (Note 2)[1]	461,825,093	4,700,011	8,214,022	4,445,475	3,309,443

Investment in affiliates, at value (Note 7)	—	—	—	—	307,069

Cash	1,070,419	232,743	261,037	350,987	756,515

Cash collateral for forward foreign currency contracts	380,000	—	—	—	—

Deposits at broker for futures contracts	—	10,159	—	34,928	29,525

Foreign currency, at value	1,632,765	—	27,795	7,802	82,023

Unrealized appreciation on forward foreign currency contracts	26,655	2,386	1,398	2,519	53,862

Receivables:

Investment securities sold	8,690,129	—	—	—	—

Interest	6,983,248	—	91,825	55,279	22,199

Net variation margin on futures contracts	—	—	—	3,666	8,124
Total Assets	480,608,309	4,945,299	8,596,077	4,900,656	4,568,760
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	1,076,145	35,531	13,956	4,951	3,113

Written options, at value (premiums received $0, $0, $0, $797 and $0, respectively)	—	—	—	734	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	—	—	1,285,323	—	454,959

Advisory fees (Note 3)	236,944	2,098	2,805	2,305	2,107

Service fees (Note 2)	1,896	20	27	18	16

Net variation margin on futures contracts	—	1,637	—	—	—

Foreign capital gains tax	26,795	—	—	—	—
Total Liabilities	1,341,780	39,286	1,302,111	8,008	460,195
NET ASSETS	$479,266,529	$4,906,013	$7,293,966	$4,892,648	$4,108,565
NET ASSETS:

Paid-in capital	$702,381,901	$4,834,078	$7,523,305	$5,000,100	$4,553,748

Undistributed (Distributions in excess of) net investment income	(41,664,624)	—	(2,700)	5,915	95,525

Accumulated net realized gain (loss) on investments, futures contracts and forward foreign currency contracts and foreign currency related transactions	(17,432,437)	129,519	(98,750)	(99,928)	(18,285)

Net unrealized depreciation on investments, futures contracts, written options, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(164,018,311)	(57,584)	(127,889)	(13,439)	(522,423)
NET ASSETS	$479,266,529	$4,906,013	$7,293,966	$4,892,648	$4,108,565
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	13,400,000	100,000	100,000	100,002	100,000
Net asset value per share	$35.77	$49.06	$72.94	$48.93	$41.09
[1]	Market value of securities out on loan were as follows: $0, $0, $1,607,138, $0 and $439,626, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	77

Statements of Assets and Liabilities (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2015

WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$193,143,099
Investments in securities, at value (Note 2)	193,144,767

Cash	25,948,242

Unrealized appreciation on forward foreign currency contracts	24,326

Receivables:

Net variation margin on futures contracts	20,964
Total Assets	219,138,299
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	761,581

Payables:

Capital shares redeemed	4,115,998

Advisory fees (Note 3)	177,286

Service fees (Note 2)	823
Total Liabilities	5,055,688
NET ASSETS	$214,082,611
NET ASSETS:

Paid-in capital	$216,877,799

Accumulated net investment loss	(2,826,272)

Accumulated net realized loss on investments, swap contracts, futures contracts and forward foreign currency contracts and foreign currency related transactions	(1,820,750)

Net unrealized appreciation on investments, futures contracts and forward foreign currency contracts	1,851,834
NET ASSETS	$214,082,611
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	5,200,000
Net asset value per share	$41.17

See Notes to Financial Statements.

78	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2015

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Commodity Currency Strategy Fund	WisdomTree Emerging Currency Strategy Fund
INVESTMENT INCOME:

Interest	$65,131	$11,194	$853,268	$2,605	$21,491

Securities lending income (Note 2)	4,449	847	7,859	616	4,413
Total investment income	69,580	12,041	861,127	3,221	25,904
EXPENSES:

Advisory fees (Note 3)	1,499,730	97,814	559,598	46,833	429,754

Service fees (Note 2)	13,198	956	5,471	374	3,438
Total expenses	1,512,928	98,770	565,069	47,207	433,192
Net investment income (loss)	(1,443,348)	(86,729)	296,058	(43,986)	(407,288)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	3,212	(15)	(1,040,845)	312	13

Forward foreign currency contracts and foreign currency related transactions	35,872,483	(6,228,723)	3,376,735	(1,586,462)	(11,796,319)
Net realized gain (loss)	35,875,695	(6,228,738)	2,335,890	(1,586,150)	(11,796,306)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	18,385	417	(86,616)	61	138

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,037,199)	(2,015,914)	(5,104,287)	(673,688)	(2,268,524)
Net change in unrealized appreciation (depreciation)	(2,018,814)	(2,015,497)	(5,190,903)	(673,627)	(2,268,386)
Net realized and unrealized gain (loss) on investments	33,856,881	(8,244,235)	(2,855,013)	(2,259,777)	(14,064,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,413,533	$(8,330,964)	$(2,558,955)	$(2,303,763)	$(14,471,980)

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	79

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2015

	WisdomTree Indian Rupee Strategy Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund[1]	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
INVESTMENT INCOME:

Interest	$4,769	$5,328,221	$1,835,558	$17,232	$468,826

Securities lending income (Note 2)	1,509	1,227	1,671	—	3,779
Total investment income	6,278	5,329,448	1,837,229	17,232	472,605
EXPENSES:

Advisory fees (Note 3)	75,536	904,878	276,520	1,474	79,436

Service fees (Note 2)	738	7,239	2,704	32	1,248
Total expenses	76,274	912,117	279,224	1,506	80,684
Expense waivers (Note 3)	—	—	—	(589)	—
Net expenses	76,274	912,117	279,224	917	80,684
Net investment income (loss)	(69,996)	4,417,331	1,558,005	16,315	391,921
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	45	(24,975,157)	(1,120,876)	(2,504)	87,247

In-kind redemptions	—	(5,056,266)	(2,000,426)	—	87,292

Futures contracts	—	—	—	—	(1,971,405)

Forward foreign currency contracts and foreign currency related transactions	(290,588)	(2,595,968)	(150,079)	—	—
Net realized loss	(290,543)	(32,627,391)	(3,271,381)	(2,504)	(1,796,866)

Net change in unrealized appreciation (depreciation) from:

Investment transactions[3]	107	7,322,414	(11,079,858)	(48,605)	(142,566)

Futures contracts	—	—	—	—	133,681

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(259,347)	(473,847)	(89,617)	—	—
Net change in unrealized appreciation (depreciation)	(259,240)	6,848,567	(11,169,475)	(48,605)	(8,885)
Net realized and unrealized loss on investments	(549,783)	(25,778,824)	(14,440,856)	(51,109)	(1,805,751)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(619,779)	$(21,361,493)	$(12,882,851)	$(34,794)	$(1,413,830)
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	Net of foreign capital gains tax withheld of $0, $92,730, $0, $0 and $0, respectively.

[3]	Net of deferred foreign capital gain tax credit of $0, $29, $0, $0 and $0, respectively.

See Notes to Financial Statements.

80	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2015

	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	WisdomTree Emerging Markets Corporate Bond Fund
INVESTMENT INCOME:

Interest	$975,535	$1,612	$381,872	$731,097	$5,325,160

Securities lending income (Note 2)	6,983	192	5,313	10,177	108,327
Total investment income	982,518	1,804	387,185	741,274	5,433,487
EXPENSES:

Advisory fees (Note 3)	138,958	3,757	43,153	76,179	604,191

Service fees (Note 2)	2,658	82	396	780	4,431
Total expenses	141,616	3,839	43,549	76,959	608,622
Expense waivers (Note 3)	—	(939)	—	—	—
Net expenses	141,616	2,900	43,549	76,959	608,622
Net investment income (loss)	840,902	(1,096)	343,636	664,315	4,824,865
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	360,055	138	(161,055)	(425,958)	(2,155,218)

In-kind redemptions	214,223	(14)	(78,307)	(153,736)	(1,141,590)

Futures contracts	(2,559,488)	—	(666,741)	(292,244)	—

Securities sold short	852	—	—	—	—
Net realized gain (loss)	(1,984,358)	124	(906,103)	(871,938)	(3,296,808)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	(221,462)	113	(451,250)	(662,893)	(9,234,149)

Futures contracts	106,228	—	89,405	37,786	—

Securities sold short	1,627	—	—	—	—
Net change in unrealized appreciation (depreciation)	(113,607)	113	(361,845)	(625,107)	(9,234,149)
Net realized and unrealized gain (loss) on investments	(2,097,965)	237	(1,267,948)	(1,497,045)	(12,530,957)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,257,063)	$(859)	$(924,312)	$(832,730)	$(7,706,092)

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	81

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2015

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Japan Interest Rate Strategy Fund (consolidated)	WisdomTree Strategic Corporate Bond Fund	WisdomTree Western Asset Unconstrained Bond Fund[1]	WisdomTree Global Real Return Fund (consolidated)
INVESTMENT INCOME:

Dividends	$—	$—	$14,084	$—	$—

Dividends from affiliates (Note 7)	—	—	—	—	15,465

Interest[2]	35,724,849	450	273,451	46,932	100,358

Securities lending income (Note 2)	1,228	288	4,220	—	5,990
Total investment income	35,726,077	738	291,755	46,932	121,813
EXPENSES:

Advisory fees (Note 3)	3,405,629	24,761	37,507	6,701	26,979

Service fees (Note 2)	27,245	218	330	49	197
Total expenses	3,432,874	24,979	37,837	6,750	27,176
Expense waivers (Note 3)	—	—	(3,751)	(558)	—
Net expenses	3,432,874	24,979	34,086	6,192	27,176
Net investment income (loss)	32,293,203	(24,241)	257,669	40,740	94,637
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[3]	(38,853,935)	(1)	(44,284)	(7,713)	(71,950)

Investment transactions in affiliates (Note 7)	—	—	—	—	4,798

In-kind redemptions	(32,824,145)	—	—	—	54,005

In-kind redemptions in affiliates (Note 7)	—	—	—	—	25,545

Futures contracts	—	(99,258)	—	(94,985)	(148,328)

Written options	—	—	—	244	—

Forward foreign currency contracts and foreign currency related transactions	(7,440,566)	270,409	109,593	2,202	132,257
Net realized gain (loss)	(79,118,646)	171,150	65,309	(100,252)	(3,673)

Net change in unrealized appreciation (depreciation) from:

Investment transactions[4]	(94,731,854)	97	(312,806)	(42,106)	(612,659)

Futures contracts	—	452	—	32,063	12,758

Written options	—	—	—	63	—

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,386,092)	(34,990)	(22,521)	(3,459)	38,843
Net change in unrealized appreciation (depreciation)	(96,117,946)	(34,441)	(335,327)	(13,439)	(561,058)
Net realized and unrealized gain (loss) on investments	(175,236,592)	136,709	(270,018)	(113,691)	(564,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(142,943,389)	$112,468	$(12,349)	$(72,951)	$(470,094)
[1]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

[2]	Net of foreign withholding tax of $565,822, $0, $0, $0 and $0, respectively.

[3]	Net of foreign capital gains tax withheld of $49,450, $0, $0, $0 and $0, respectively.

[4]	Net of deferred foreign capital gain taxes of $26,795, $0, $0, $0 and $0, respectively.

See Notes to Financial Statements.

82	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2015

WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Interest	$28,566

Securities lending income (Note 2)	27,833
Total investment income	56,399
EXPENSES:

Advisory fees (Note 3)	1,996,489

Service fees (Note 2)	9,247
Total expenses	2,005,736
Net investment loss	(1,949,337)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(19)

Swap contracts	(409,935)

Futures contracts	(9,690,926)

Forward foreign currency contracts and foreign currency related transactions	4,783,471
Net realized loss	(5,317,409)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	1,645

Swap contracts	(231,850)

Futures contracts	1,300,233

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(765,469)
Net change in unrealized appreciation (depreciation)	304,559
Net realized and unrealized loss on investments	(5,012,850)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,962,187)

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	83

Statements of Changes in Net Assets

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Brazilian Real Strategy Fund		WisdomTree Chinese Yuan Strategy Fund
	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(1,443,348)	$(151,579)	$(86,729)	$(727,545)	$296,058	$(217,951)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	35,875,695	79,217	(6,228,738)	(35,797,689)	2,335,890	2,970,735

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,018,814)	367,200	(2,015,497)	2,515,210	(5,190,903)	(1,698,464)
Net increase (decrease) in net assets resulting from operations	32,413,533	294,838	(8,330,964)	(34,010,024)	(2,558,955)	1,054,320
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	—	—	—	(1,801,632)

Capital gains	(4,182,934)	—	—	—	(526,878)	(6,931,344)
Total dividends and distributions	(4,182,934)	—	—	—	(526,878)	(8,732,976)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	626,706,192	54,950,141	6,602,046	541,336,713	10,211,249	5,282,676

Cost of shares redeemed	(369,498,195)	(99)	(13,439,386)	(516,560,625)	(70,417,059)	(60,499,935)
Net increase (decrease) in net assets resulting from capital share transactions	257,207,997	54,950,042	(6,837,340)	24,776,088	(60,205,810)	(55,217,259)
Net Increase (Decrease) in Net Assets	285,438,596	55,244,880	(15,168,304)	(9,233,936)	(63,291,643)	(62,895,915)
NET ASSETS:

Beginning of period	$55,244,980	$100	$31,162,894	$40,396,830	$152,118,984	$215,014,899

End of period	$340,683,576	$55,244,980	$15,994,590	$31,162,894	$88,827,341	$152,118,984
Accumulated net investment loss included in net assets at end of period	$—	$—	$(50,005)	$(582,500)	$(745,801)	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2,200,000	4	1,600,000	2,400,000	6,000,000	8,200,000

Shares created	23,000,000	2,200,000	400,000	29,400,000	400,000	200,000

Shares redeemed	(13,300,000)	(4)	(800,000)	(30,200,000)	(2,800,000)	(2,400,000)
Shares outstanding, end of period	11,900,000	2,200,000	1,200,000	1,600,000	3,600,000	6,000,000
*	Commencement of operations.

See Notes to Financial Statements.

84	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Commodity Currency Strategy Fund		WisdomTree Emerging Currency Strategy Fund		WisdomTree Indian Rupee Strategy Fund
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(43,986)	$(72,197)	$(407,288)	$(799,122)	$(69,996)	$(124,835)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(1,586,150)	175,063	(11,796,306)	1,442,904	(290,543)	2,526,213

Net change in unrealized appreciation (depreciation) on investments and forward foreign currency contracts	(673,627)	123,001	(2,268,386)	5,902,999	(259,240)	3,065,909
Net increase (decrease) in net assets resulting from operations	(2,303,763)	225,867	(14,471,980)	6,546,781	(619,779)	5,467,287
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	9,323,267	12,102,491	2,140,988	2,030,188

Cost of shares redeemed	(3,551,210)	(3,913,926)	(44,280,729)	(109,129,424)	(14,829,288)	(14,064,795)
Net decrease in net assets resulting from capital share transactions	(3,551,210)	(3,913,926)	(34,957,462)	(97,026,933)	(12,688,300)	(12,034,607)
Net Decrease in Net Assets	(5,854,973)	(3,688,059)	(49,429,442)	(90,480,152)	(13,308,079)	(6,567,320)
NET ASSETS:

Beginning of year	$12,059,195	$15,747,254	$102,148,050	$192,628,202	$25,662,854	$32,230,174

End of year	$6,204,222	$12,059,195	$52,718,608	$102,148,050	$12,354,775	$25,662,854
Accumulated net investment loss included in net assets at end of year	$(25,684)	$(43,242)	$(256,671)	$(456,856)	$(38,321)	$(79,831)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	600,000	800,000	5,000,000	9,800,000	1,200,000	1,800,000

Shares created	—	—	500,000	600,000	100,000	100,000

Shares redeemed	(200,000)	(200,000)	(2,400,000)	(5,400,000)	(700,000)	(700,000)
Shares outstanding, end of year	400,000	600,000	3,100,000	5,000,000	600,000	1,200,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	85

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Asia Local Debt Fund		WisdomTree Australia & New Zealand Debt Fund		WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Period July 9, 2015* through August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$4,417,331	$10,720,878	$1,558,005	$1,174,130	$16,315

Net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(32,627,391)	(22,387,686)	(3,271,381)	(2,295,652)	(2,504)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,848,567	39,594,857	(11,169,475)	4,759,611	(48,605)
Net increase (decrease) in net assets resulting from operations	(21,361,493)	27,928,049	(12,882,851)	3,638,089	(34,794)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(3,483,000)	(4,485,012)	(1,532,617)	(498,625)	(12,000)

Return of capital	—	(1,535,988)	(70,883)	(91,575)	—
Total dividends and distributions	(3,483,000)	(6,021,000)	(1,603,500)	(590,200)	(12,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	77,635,094	93,012,726	8,291,238	5,010,684

Cost of shares redeemed	(276,134,781)	(253,078,191)	(9,152,085)	(18,172,317)	—

Net increase (decrease) in net assets resulting from capital share transactions	(276,134,781)	(175,443,097)	83,860,641	(9,881,079)	5,010,684
Net Increase (Decrease) in Net Assets	(300,979,274)	(153,536,048)	69,374,290	(6,833,190)	4,963,890
NET ASSETS:

Beginning of period	$339,552,959	$493,089,007	$33,997,707	$40,830,897	$100

End of period	$38,573,685	$339,552,959	$103,371,997	$33,997,707	$4,963,990
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$(23,205,744)	$(59,430)	$(1,517,608)	$(11,129)	$4,318
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	6,800,000	10,400,000	1,600,000	2,100,000	2

Shares created	—	1,600,000	5,100,000	400,000	100,000

Shares redeemed	(5,900,000)	(5,200,000)	(500,000)	(900,000)	—
Shares outstanding, end of period	900,000	6,800,000	6,200,000	1,600,000	100,002
*	Commencement of operations.

See Notes to Financial Statements.

86	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund		WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund		WisdomTree Bloomberg Floating Rate Treasury Fund
	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2015	For the Period February 4, 2014* through August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$391,921	$63,299	$840,902	$67,211	$(1,096)	$(915)

Net realized gain (loss) on investments, futures contracts and securities sold short	(1,796,866)	(500,177)	(1,984,358)	(121,239)	124	(401)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and securities sold short	(8,885)	93,029	(113,607)	108,311	113	693
Net increase (decrease) in net assets resulting from operations	(1,413,830)	(343,849)	(1,257,063)	54,283	(859)	(623)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(425,856)	(71,000)	(949,953)	(72,500)	—	—

Return of capital	—	—	(5,036)	—	—	—
Total dividends and distributions	(425,856)	(71,000)	(954,989)	(72,500)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	46,189,550	10,000,000	69,474,586	10,000,000	—	2,500,000

Cost of shares redeemed	(31,247,716)	(4,920,458)	(43,316,891)	(5,004,113)	(1,248,883)	(100)
Net increase (decrease) in net assets resulting from capital share transactions	14,941,834	5,079,542	26,157,695	4,995,887	(1,248,883)	2,499,900
Net Increase (Decrease) in Net Assets	13,102,148	4,664,693	23,945,643	4,977,670	(1,249,742)	2,499,277
NET ASSETS:

Beginning of period	$4,664,793	$100	$4,977,770	$100	$2,499,377	$100

End of period	$17,766,941	$4,664,793	$28,923,413	$4,977,770	$1,249,635	$2,499,377
Accumulated net investment loss included in net assets at end of period	$—	$—	$—	$—	$(561)	$—
Undistributed net investment income included in net assets at end of period	$12,485	$529	$—	$1,422	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	100,000	2	100,000	2	100,000	4

Shares created	1,000,000	200,000	1,400,000	200,000	—	100,000

Shares redeemed	(700,000)	(100,002)	(900,000)	(100,002)	(50,000)	(4)
Shares outstanding, end of period	400,000	100,000	600,000	100,000	50,000	100,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	87

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund		WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund		WisdomTree Emerging Markets Corporate Bond Fund
	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$343,636	$126,745	$664,315	$158,830	$4,824,865	$4,956,086

Net realized loss on investments and futures contracts	(906,103)	(382,529)	(871,938)	(8,407)	(3,296,808)	(3,046,449)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(361,845)	1,628	(625,107)	(33,001)	(9,234,149)	10,784,417
Net increase (decrease) in net assets resulting from operations	(924,312)	(254,156)	(832,730)	117,422	(7,706,092)	12,694,054
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(344,268)	(124,501)	(663,390)	(156,001)	(4,872,978)	(4,929,380)

Capital gains	—	—	—	—	—	(1,099,320)

Return of capital	—	—	—	—	(41,522)	—
Total dividends and distributions	(344,268)	(124,501)	(663,390)	(156,001)	(4,914,500)	(6,028,700)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	13,496,874	12,322,304	19,441,636	22,471,932	—	15,542,686

Cost of shares redeemed	(4,326,952)	(7,346,477)	(12,002,629)	(7,517,684)	(21,160,956)	(22,216,188)
Net increase (decrease) in net assets resulting from capital share transactions	9,169,922	4,975,827	7,439,007	14,954,248	(21,160,956)	(6,673,502)
Net Increase (Decrease) in Net Assets	7,901,342	4,597,170	5,942,887	14,915,669	(33,781,548)	(8,148)
NET ASSETS:

Beginning of period	$4,597,270	$100	$14,915,769	$100	$116,737,436	$116,745,584

End of period	$12,498,612	$4,597,270	$20,858,656	$14,915,769	$82,955,888	$116,737,436
Undistributed net investment income included in net assets at end of period	$1,612	$2,244	$3,754	$2,829	$—	$106,313
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	200,000	4	600,000	4	1,500,000	1,600,000

Shares created	600,000	500,000	800,000	900,000	—	200,000

Shares redeemed	(200,000)	(300,004)	(500,000)	(300,004)	(300,000)	(300,000)
Shares outstanding, end of period	600,000	200,000	900,000	600,000	1,200,000	1,500,000
*	Commencement of operations.

See Notes to Financial Statements.

88	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Emerging Markets Local Debt Fund		WisdomTree Japan Interest Rate Strategy Fund (consolidated)		WisdomTree Strategic Corporate Bond Fund
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$32,293,203	$51,536,128	$(24,241)	$(16,356)	$257,669	$319,667

Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency related transactions	(79,118,646)	(154,797,671)	171,150	(66,447)	65,309	(113,185)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(96,117,946)	165,181,838	(34,441)	(23,143)	(335,327)	611,399
Net increase (decrease) in net assets resulting from operations	(142,943,389)	61,920,295	112,468	(105,946)	(12,349)	817,881
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(29,050,502)	(23,094,991)	—	—	(303,416)	(322,339)

Capital gains	—	(3,699,038)	(100,511)	—	—	(33,974)

Return of capital	(1,723,498)	(12,306,564)	—	—	—	—
Total distributions	(30,774,000)	(39,100,593)	(100,511)	—	(303,416)	(356,313)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	52,615,866	217,252,738	—	5,000,000	—	—

Cost of shares redeemed	(238,491,203)	(843,422,303)	—	(98)	—	(7,406,998)
Net increase (decrease) in net assets resulting from capital share transactions	(185,875,337)	(626,169,565)	—	4,999,902	—	(7,406,998)
Net Increase (Decrease) in Net Assets	(359,592,726)	(603,349,863)	11,957	4,893,956	(315,765)	(6,945,430)
NET ASSETS:

Beginning of period	$838,859,255	$1,442,209,118	$4,894,056	$100	$7,609,731	$14,555,161

End of period	$479,266,529	$838,859,255	$4,906,013	$4,894,056	$7,293,966	$7,609,731
Accumulated net investment loss included in net assets at end of period	$—	$—	$—	$(8,589)	$—	$—
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$(41,664,624)	$(5,209,574)	$—	$—	$(2,700)	$47,652
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	17,800,000	31,400,000	100,000	2	100,000	200,000

Shares created	1,300,000	4,700,000	—	100,000	—	—

Shares redeemed	(5,700,000)	(18,300,000)	—	(2)	—	(100,000)
Shares outstanding, end of period	13,400,000	17,800,000	100,000	100,000	100,000	100,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	89

Statements of Changes in Net Assets (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Western Asset Unconstrained Bond Fund	WisdomTree Global Real Return Fund (consolidated)		WisdomTree Managed Futures Strategy Fund (consolidated)
	For the Period June 11, 2015* through August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$40,740	$94,637	$129,363	$(1,949,337)	$(1,425,209)

Net realized gain (loss) on investments, swap contracts, futures contracts, forward foreign currency contracts and foreign currency related transactions	(100,252)	(3,673)	(93,363)	(5,317,409)	746,056

Net change in unrealized appreciation (depreciation) on investments, swap contracts, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(13,439)	(561,058)	219,307	304,559	1,847,277
Net increase (decrease) in net assets resulting from operations	(72,951)	(470,094)	255,307	(6,962,187)	1,168,124
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(34,501)	(71,384)	(80,153)	—	—

Capital gains	—	(43,117)	(8,109)	—	—
Total dividends and distributions	(34,501)	(114,501)	(88,262)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	5,000,000	4,210,677	—	56,483,948	41,547,425

Cost of shares redeemed	—	(4,223,567)	—	(12,482,357)	(8,203,600)
Net increase (decrease) in net assets resulting from capital share transactions	5,000,000	(12,890)	—	44,001,591	33,343,825
Net Increase (Decrease) in Net Assets	4,892,548	(597,485)	167,045	37,039,404	34,511,949
NET ASSETS:

Beginning of period	$100	$4,706,050	$4,539,005	$177,043,207	$142,531,258

End of period	$4,892,648	$4,108,565	$4,706,050	$214,082,611	$177,043,207
Accumulated net investment loss included in net assets at end of period	$—	$—	$—	$(2,826,272)	$(1,730,317)
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$5,915	$95,525	$(12,258)	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2	100,000	100,000	4,200,000	3,400,000

Shares created	100,000	100,000	—	1,300,000	1,000,000

Shares redeemed	—	(100,000)	—	(300,000)	(200,000)
Shares outstanding, end of period	100,002	100,000	100,000	5,200,000	4,200,000
*	Commencement of operations.

See Notes to Financial Statements.

90	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$25.11	$25.12
Investment operations:
Net investment loss[1]	(0.13)	(0.08)
Net realized and unrealized gain	4.08	0.07
Total from investment operations	3.95	(0.01)
Distributions to shareholders:
Capital gains	(0.43)	—
Net asset value, end of period	$28.63	$25.11

TOTAL RETURN[2]	15.83%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$340,684	$55,245
Ratios to average net assets of:
Expenses	0.50%	0.51%[3,4]
Net investment loss	(0.48)%	(0.48)%[3]
Portfolio turnover rate[5]	0%	0%

WisdomTree Brazilian Real Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$19.48	$16.83	$18.81	$28.99	$27.65
Investment operations:
Net investment loss[1]	(0.07)	(0.07)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(6.08)	2.72	(1.91)	(4.36)	4.68
Total from investment operations	(6.15)	2.65	(1.98)	(4.45)	4.58
Distributions to shareholders:
Capital gains	—	—	—	(5.73)	(3.24)
Net asset value, end of year	$13.33	$19.48	$16.83	$18.81	$28.99

TOTAL RETURN[2]	(31.57)%	15.75%	(10.53)%	(16.14)%	17.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$15,995	$31,163	$40,397	$63,942	$481,253
Ratios to average net assets of:
Expenses	0.45%	0.46%[6]	0.45%	0.45%	0.45%
Net investment loss	(0.40)%	(0.40)%	(0.39)%	(0.38)%	(0.36)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	91

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$25.35	$26.22	$25.22	$25.81	$24.84
Investment operations:
Net investment income (loss)[1]	0.06	(0.03)	0.00[2]	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.64)	0.20	1.20	0.02	1.21
Total from investment operations	(0.58)	0.17	1.20	(0.04)	1.12
Dividends and distributions to shareholders:
Net investment income	—	(0.21)	—	—	—
Capital gains	(0.10)	(0.83)	(0.20)	(0.55)	(0.15)
Total dividends and distributions to shareholders	(0.10)	(1.04)	(0.20)	(0.55)	(0.15)
Net asset value, end of year	$24.67	$25.35	$26.22	$25.22	$25.81

TOTAL RETURN[3]	(2.30)%	0.63%	4.78%	(0.15)%	4.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$88,827	$152,119	$215,015	$267,383	$567,883
Ratios to average net assets of:
Expenses	0.45%	0.46%[4]	0.45%	0.45%	0.45%
Net investment income (loss)	0.24%	(0.11)%	0.02%	(0.22)%	(0.34)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

WisdomTree Commodity Currency Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period September 24, 2010* through August 31, 2011
Net asset value, beginning of period	$20.10	$19.68	$20.93	$27.78	$25.10
Investment operations:
Net investment loss[1]	(0.09)	(0.11)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(4.50)	0.53	(1.15)	(1.68)	2.90
Total from investment operations	(4.59)	0.42	(1.25)	(1.79)	2.77
Distributions to shareholders:
Capital gains	—	—	—	(5.06)	(0.09)
Net asset value, end of period	$15.51	$20.10	$19.68	$20.93	$27.78

TOTAL RETURN[3]	(22.84)%	2.13%	(5.97)%	(5.75)%	11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,204	$12,059	$15,747	$25,116	$80,560
Ratios to average net assets of:
Expenses	0.55%	0.56%[4]	0.55%	0.55%	0.55%[6]
Net investment loss	(0.52)%	(0.53)%	(0.48)%	(0.48)%	(0.46)%[6]
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45% for the WisdomTree Chinese Yuan Strategy Fund and 0.55% for the WisdomTree Commodity Currency Strategy Fund.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	Annualized.

See Notes to Financial Statements.

92	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$20.43	$19.66	$20.33	$22.87	$21.89
Investment operations:
Net investment loss[1]	(0.10)	(0.11)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(3.32)	0.88	(0.57)	(1.38)	1.92
Total from investment operations	(3.42)	0.77	(0.67)	(1.48)	1.82
Distributions to shareholders:
Capital gains	—	—	—	(1.06)	(0.84)
Net asset value, end of year	$17.01	$20.43	$19.66	$20.33	$22.87

TOTAL RETURN[2]	(16.74)%	3.92%	(3.30)%	(6.36)%	8.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$52,719	$102,148	$192,628	$274,521	$585,411
Ratios to average net assets of:
Expenses	0.55%	0.56%[3]	0.55%	0.55%	0.55%
Net investment loss	(0.52)%	(0.53)%	(0.48)%	(0.47)%	(0.46)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%

WisdomTree Indian Rupee Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$21.39	$17.91	$20.30	$26.78	$25.10
Investment operations:
Net investment loss[1]	(0.09)	(0.09)	(0.08)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	(0.71)	3.57	(2.31)	(3.12)	2.06
Total from investment operations	(0.80)	3.48	(2.39)	(3.20)	1.97
Distributions to shareholders:
Capital gains	—	—	—	(3.28)	(0.29)
Net asset value, end of year	$20.59	$21.39	$17.91	$20.30	$26.78

TOTAL RETURN[2]	(3.74)%	19.43%	(11.77)%	(11.93)%	7.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$12,355	$25,663	$32,230	$18,273	$24,104
Ratios to average net assets of:
Expenses	0.45%	0.46%[3]	0.45%	0.45%	0.45%
Net investment loss	(0.42)%	(0.43)%	(0.39)%	(0.37)%	(0.34)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Emerging Currency Strategy Fund and 0.45% for the WisdomTree Indian Rupee Strategy Fund.

[4]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	93

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period March 17, 2011* through August 31, 2011
Net asset value, beginning of period	$49.93	$47.41	$51.57	$53.23	$49.85
Investment operations:
Net investment income[1]	1.29	1.15	1.20	1.29	0.60
Net realized and unrealized gain (loss)	(7.28)	2.00	(3.74)	(2.37)	3.21
Total from investment operations	(5.99)	3.15	(2.54)	(1.08)	3.81
Dividends and distributions to shareholders:
Net investment income	(1.08)	(0.47)	(1.34)	(0.58)	(0.43)
Capital gains	—	—	(0.28)	—	—
Return of capital	—	(0.16)	—	—	—
Total dividends and distributions to shareholders	(1.08)	(0.63)	(1.62)	(0.58)	(0.43)
Net asset value, end of period	$42.86	$49.93	$47.41	$51.57	$53.23

TOTAL RETURN[2]	(12.15)%	6.69%	(5.14)%	(2.00)%	7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,574	$339,553	$493,089	$422,871	$660,086
Ratios to average net assets of:
Expenses	0.55%	0.56%[3]	0.55%	0.55%	0.55%[4]
Net investment income	2.68%	2.36%	2.34%	2.51%	2.52%[4]
Portfolio turnover rate[5]	10%	62%	52%	62%	0%

WisdomTree Australia & New Zealand Debt Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[6]	For the Year Ended August 31, 2011
Net asset value, beginning of year	$21.25	$19.44	$22.54	$26.31	$22.24
Investment operations:
Net investment income (loss)[1]	0.46	0.64	0.72	0.67	(0.08)
Net realized and unrealized gain (loss)	(4.51)	1.46	(3.22)	(0.70)	5.40
Total from investment operations	(4.05)	2.10	(2.50)	(0.03)	5.32
Dividends and distributions to shareholders:
Net investment income	(0.51)	(0.24)	(0.47)	(0.69)	—
Capital gains	—	—	—	(3.05)	(1.25)
Return of capital	(0.02)	(0.05)	(0.13)	—	—
Total dividends and distributions to shareholders	(0.53)	(0.29)	(0.60)	(3.74)	(1.25)
Net asset value, end of year	$16.67	$21.25	$19.44	$22.54	$26.31

TOTAL RETURN[2]	(19.32)%	10.91%	(11.42)%	0.76%	24.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$103,372	$33,998	$40,831	$45,079	$52,614
Ratios to average net assets of:
Expenses	0.45%	0.46%[3]	0.45%	0.45%	0.45%
Net investment income (loss)	2.54%	3.13%	3.29%	2.99%	(0.35)%
Portfolio turnover rate[5]	9%	27%	42%	9%	0%
*	Commencement of operations.
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Asia Local Debt Fund and 0.45% for the WisdomTree Australia & New Zealand Debt Fund.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

See Notes to Financial Statements.

94	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	For the Period July 9, 2015* through August 31, 2015
Net asset value, beginning of period	$49.78
Investment operations:
Net investment income[1]	0.16
Net realized and unrealized loss	(0.18)
Total from investment operations	(0.02)
Dividends to shareholders:
Net investment income	(0.12)
Net asset value, end of period	$49.64

TOTAL RETURN[2]	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,964
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%[3]
Expenses, prior to expense waivers	0.20%[3]
Net investment income	2.21%[3]
Portfolio turnover rate[4,5]	51%

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$46.65	$50.05
Investment operations:
Net investment income[1]	0.62	0.51
Net realized and unrealized loss	(2.18)	(3.30)
Total from investment operations	(1.56)	(2.79)
Dividends to shareholders:
Net investment income	(0.67)	(0.61)
Net asset value, end of period	$44.42	$46.65

TOTAL RETURN[2]	(3.36)%	(5.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,767	$4,665
Ratios to average net assets of:
Expenses	0.28%	0.29%[3,6]
Net investment income	1.38%	1.48%[3]
Portfolio turnover rate[4,7]	424%	257%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (Note 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[5]	The portfolio turnover rate excluding TBA roll transactions for the period ended August 31, 2015 was 6%.

[6]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.28%.

[7]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2015 and August 31, 2014 were 163% and 96%, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	95

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$49.78	$49.98
Investment operations:
Net investment income[1]	0.68	0.54
Net realized and unrealized loss	(1.50)	(0.11)
Total from investment operations	(0.82)	0.43
Dividends and distributions to shareholders:
Net investment income	(0.75)	(0.63)
Return of capital	(0.00)[7]	—
Total dividends and distributions to shareholders	(0.75)	(0.63)
Net asset value, end of period	$48.21	$49.78

TOTAL RETURN[2]	(1.66)%	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,923	$4,978
Ratios to average net assets of:
Expenses	0.23%	0.24%[3,4]
Net investment income	1.39%	1.52%[3]
Portfolio turnover rate[5,6]	359%	243%

WisdomTree Bloomberg Floating Rate Treasury Fund	For the Year Ended August 31, 2015	For the Period February 4, 2014* through August 31, 2014
Net asset value, beginning of period	$24.99	$25.00
Investment operations:
Net investment loss[1]	(0.01)	(0.01)
Net realized and unrealized gain	0.01	0.00[7]
Total from investment operations	(0.00)[7]	(0.01)
Net asset value, end of period	$24.99	$24.99

TOTAL RETURN[2]	0.00%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,250	$2,499
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%	0.15%[3]
Expenses, prior to expense waivers	0.20%	0.20%[3]
Net investment loss	(0.06)%	(0.06)%[3]
Portfolio turnover rate[5]	118%	65%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Bloomberg Floating Rate Treasury Fund (Note 2 and 3).

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.23%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2015 and August 31, 2014 were 95% and 87%, respectively.

[7]	Amount represents less than $0.005.

See Notes to Financial Statements.

96	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$22.99	$25.02
Investment operations:
Net investment income[1]	0.83	0.56
Net realized and unrealized loss	(2.17)	(1.96)
Total from investment operations	(1.34)	(1.40)
Dividends to shareholders:
Net investment income	(0.82)	(0.63)
Net asset value, end of period	$20.83	$22.99

TOTAL RETURN[2]	(5.91)%	(5.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,499	$4,597
Ratios to average net assets of:
Expenses	0.48%	0.49%[3,4]
Net investment income	3.82%	3.28%[3]
Portfolio turnover rate[5]	34%	182%

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$24.86	$24.99
Investment operations:
Net investment income[1]	0.90	0.58
Net realized and unrealized loss	(1.67)	(0.08)
Total from investment operations	(0.77)	0.50
Dividends to shareholders:
Net investment income	(0.91)	(0.63)
Net asset value, end of period	$23.18	$24.86

TOTAL RETURN[2]	(3.15)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,859	$14,916
Ratios to average net assets of:
Expenses	0.43%	0.44%[3,4]
Net investment income	3.75%	3.30%[3]
Portfolio turnover rate[5]	55%	131%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.48% for the WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund and 0.43% for the WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	97

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period March 8, 2012* through August 31, 2012
Net asset value, beginning of period	$77.82	$72.97	$77.63	$75.03
Investment operations:
Net investment income[1]	3.51	3.47	3.29	1.63
Net realized and unrealized gain (loss)	(8.61)	5.56	(4.69)	2.54
Total from investment operations	(5.10)	9.03	(1.40)	4.17
Dividends and distributions to shareholders:
Net investment income	(3.56)	(3.45)	(3.26)	(1.57)
Capital gains	—	(0.73)	—	—
Return of capital	(0.03)	—	—	—
Total dividends and distributions to shareholders	(3.59)	(4.18)	(3.26)	(1.57)
Net asset value, end of period	$69.13	$77.82	$72.97	$77.63

TOTAL RETURN[2]	(6.69)%	12.71%	(2.00)%	5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$82,956	$116,737	$116,746	$62,103
Ratios to average net assets of:
Expenses	0.60%	0.61%[3]	0.60%	0.60%[4]
Net investment income	4.79%	4.59%	4.22%	4.47%[4]
Portfolio turnover rate[5]	25%	40%	37%	0%

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$47.13	$45.93	$51.16	$53.83	$50.08
Investment operations:
Net investment income[1]	2.17	2.26	2.22	2.41	2.40
Net realized and unrealized gain (loss)	(11.46)	0.64	(5.29)	(3.26)	3.79
Total from investment operations	(9.29)	2.90	(3.07)	(0.85)	6.19
Dividends and distributions to shareholders:
Net investment income	(1.95)	(1.02)	(2.01)	(1.77)	(2.44)
Capital gains	—	(0.14)	(0.15)	(0.05)	—
Return of capital	(0.12)	(0.54)	—	—	—
Total dividends and distributions to shareholders	(2.07)	(1.70)	(2.16)	(1.82)	(2.44)
Net asset value, end of year	$35.77	$47.13	$45.93	$51.16	$53.83

TOTAL RETURN[2]	(20.19)%	6.43%	(6.41)%	(1.45)%	12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$479,267	$838,859	$1,442,209	$1,197,084	$1,415,705
Ratios to average net assets of:
Expenses	0.55%	0.56%[3]	0.55%	0.55%	0.55%
Net investment income	5.22%	4.84%	4.31%	4.76%	4.65%
Portfolio turnover rate[5]	22%	78%	57%	43%	30%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60% for the WisdomTree Emerging Markets Corporate Bond Fund and 0.55% for the WisdomTree Emerging Markets Local Debt Fund.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

98	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Interest Rate Strategy Fund (consolidated)	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$48.94	$49.94
Investment operations:
Net investment loss[1]	(0.24)	(0.16)
Net realized and unrealized gain (loss)	1.37	(0.84)
Total from investment operations	1.13	(1.00)
Distributions to shareholders:
Capital gains	(1.01)	—
Net asset value, end of period	$49.06	$48.94

TOTAL RETURN[2]	2.29%	(2.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,906	$4,894
Ratios to average net assets of:
Expenses	0.50%	0.51%[3,4]
Net investment loss	(0.49)%	(0.47)%[3]
Portfolio turnover rate[5]	0%	0%

WisdomTree Strategic Corporate Bond Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Period January 31, 2013* through August 31, 2013
Net asset value, beginning of period	$76.10	$72.78	$74.76
Investment operations:
Net investment income[1]	2.58	2.49	1.37
Net realized and unrealized gain (loss)	(2.71)	3.81	(2.08)
Total from investment operations	(0.13)	6.30	(0.71)
Dividends and distributions to shareholders:
Net investment income	(3.03)	(2.64)	(1.27)
Capital gains	—	(0.34)	—
Total dividends and distributions to shareholders	(3.03)	(2.98)	(1.27)
Net asset value, end of period	$72.94	$76.10	$72.78

TOTAL RETURN[2]	(0.19)%	8.81%	(0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,294	$7,610	$14,555
Ratios to average net assets of:
Expenses, net of expense waivers	0.45%	0.46%[6]	0.45%[3]
Expenses, prior to expense waivers	0.50%	0.51%[6]	0.50%[3]
Net investment income	3.43%	3.34%	3.18%[3]
Portfolio turnover rate[5]	15%	36%	5%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Strategic Corporate Bond Fund (Note 2 and 3).

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.45% and the expense ratio (prior to expense waivers) would have been 0.50%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	99

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Western Asset Unconstrained Bond Fund	For the Period June 11, 2015* through August 31, 2015
Net asset value, beginning of period	$50.02
Investment operations:
Net investment income[1]	0.41
Net realized and unrealized loss	(1.15)
Total from investment operations	(0.74)
Dividends to shareholders:
Net investment income	(0.35)
Net asset value, end of period	$48.93

TOTAL RETURN[2]	(1.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,893
Ratios to average net assets of:
Expenses, net of expense waivers	0.55%[3]
Expenses, prior to expense waivers	0.60%[3]
Net investment income	3.65%[3]
Portfolio turnover rate[4]	3%

WisdomTree Global Real Return Fund (consolidated)	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period July 14, 2011* through August 31, 2011
Net asset value, beginning of period	$47.06	$45.39	$48.68	$50.66	$49.99
Investment operations:
Net investment income[1]	0.91	1.29	0.73	0.79	0.05
Net realized and unrealized gain (loss)	(5.74)	1.26	(3.25)	(2.10)	0.62
Total from investment operations	(4.83)	2.55	(2.52)	(1.31)	0.67
Dividends and distributions to shareholders:
Net investment income	(0.71)	(0.80)	(0.77)	(0.62)	—
Capital gains	(0.43)	(0.08)	—	(0.05)	—
Total dividends and distributions to shareholders	(1.14)	(0.88)	(0.77)	(0.67)	—
Net asset value, end of period	$41.09	$47.06	$45.39	$48.68	$50.66

TOTAL RETURN[2]	(10.38)%	5.67%	(5.25)%	(2.54)%	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,109	$4,706	$4,539	$4,868	$5,066
Ratios to average net assets[5] of:
Expenses	0.60%	0.61%[6]	0.60%	0.60%	0.60%[3]
Net investment income	2.10%	2.80%	1.53%	1.65%	0.68%[3]
Portfolio turnover rate[4]	8%	33%	1%	3%	0%[7]
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Western Asset Unconstrained Bond Fund (Note 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60%.

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

100	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period January 5, 2011* through August 31, 2011
Net asset value, beginning of period	$42.15	$41.92	$41.47	$49.90	$50.18
Investment operations:
Net investment loss[1]	(0.40)	(0.39)	(0.37)	(0.40)	(0.27)
Net realized and unrealized gain (loss)	(0.58)	0.62	0.82	(7.25)	(0.01)
Total from investment operations	(0.98)	0.23	0.45	(7.65)	(0.28)
Distributions to shareholders:
Capital gains	—	—	—	(0.78)	—
Net asset value, end of period	$41.17	$42.15	$41.92	$41.47	$49.90

TOTAL RETURN[2]	(2.33)%	0.55%	1.09%	(15.47)%	(0.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$214,083	$177,043	$142,531	$149,288	$229,553
Ratios to average net assets of:
Expenses	0.95%	0.96%[3]	0.95%	0.95%	0.95%[4]
Net investment loss	(0.93)%	(0.94)%	(0.90)%	(0.91)%	(0.91)%[4]
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.95%.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	101

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2015, the Trust offered 79 investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standard Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund”)	December 18, 2013
WisdomTree Brazilian Real Strategy Fund (“Brazilian Real Strategy Fund”)	May 14, 2008
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund”)	May 14, 2008
WisdomTree Commodity Currency Strategy Fund (“Commodity Currency Strategy Fund”)	September 24, 2010
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund”)	May 6, 2009
WisdomTree Indian Rupee Strategy Fund (“Indian Rupee Strategy Fund”)	May 14, 2008
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011
WisdomTree Australia & New Zealand Debt Fund (“Australia & New Zealand Debt Fund”)	June 25, 2008
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (“U.S. Aggregate Bond Enhanced Yield Fund”)	July 9, 2015
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (“U.S. Aggregate Bond Negative Duration Fund”)	December 18, 2013
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (“U.S. Aggregate Bond Zero Duration Fund”)	December 18, 2013
WisdomTree Bloomberg Floating Rate Treasury Fund (“Floating Rate Treasury Fund”)	February 4, 2014
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (“High Yield Bond Negative Duration Fund”)	December 18, 2013
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (“High Yield Bond Zero Duration Fund”)	December 18, 2013
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Japan Interest Rate Strategy Fund (“Japan Interest Rate Strategy Fund”) (consolidated)	December 18, 2013
WisdomTree Strategic Corporate Bond Fund (“Strategic Corporate Bond Fund”)	January 31, 2013
WisdomTree Western Asset Unconstrained Bond Fund (“Unconstrained Bond Fund”)	June 11, 2015
WisdomTree Global Real Return Fund (“Global Real Return Fund”) (consolidated)	July 14, 2011
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

Consolidation of Subsidiaries

The financial statements of the Managed Futures Strategy Fund and Global Real Return Fund (each an “Alternative Fund”) and Japan Interest Rate Strategy Fund, include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary”). For each Alternative Fund and Japan Interest Rate Strategy Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its respective Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Alternative Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Japan Interest Rate Strategy Fund seeks to gain short exposure to Japanese government bonds, in whole or in part, through investments in its Subsidiary. Each Alternative Fund’s and Japan Interest Rate Strategy Fund’s investment in its Subsidiary may not exceed 25% of each respective Alternative Fund’s and Japan Interest Rate Strategy Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

102	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and TBA securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Except for U.S. Dollar Bullish Fund, forward foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. New York time to value forward foreign currency contracts. For the Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Indian Rupee Strategy Fund, Asia Local Debt Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, and the Strategic Corporate Bond Fund, WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time are used to value forward foreign currency contracts in the following Asian currencies: Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, Taiwan dollar, and the Thai baht. Futures and options contracts generally are valued at the settlement price on the primary exchange on which they trade. Swap contracts are generally marked to market daily based upon values from independent pricing service providers or quotations from broker-dealers to the extent available. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments and derivatives will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees of the Trust has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WisdomTree Asset Management, Inc. (“WTAM”) and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	103

Notes to Financial Statements (continued)

the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2015 in valuing each Fund’s assets:

U.S. Dollar Bullish Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$339,975,483	$—
Total	$—	$339,975,483	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	4,184,462	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(5,854,461)	—
Total - Net	$—	$338,305,484	$—

104	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Brazilian Real Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$12,000,072	$—
Repurchase Agreement	—	5,782,000	—
Total	$—	$17,782,072	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	355,437	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(2,147,392)	—
Total - Net	$—	$15,990,117	$—

Chinese Yuan Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$48,862,043	$—
Time Deposits	—	18,618,074	—
Repurchase Agreement	—	24,500,000	—
Total	$—	$91,980,117	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	234,705	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(4,035,394)	—
Total - Net	$—	$88,179,428	$—

Commodity Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$4,900,015	$—
Repurchase Agreement	—	1,905,000	—
Total	$—	$6,805,015	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	70,333	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(721,352)	—
Total - Net	$—	$6,153,996	$—

Emerging Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$36,236,037	$—
Repurchase Agreement	—	15,140,000	—
Total	$—	$51,376,037	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	149,685	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(2,916,115)	—
Total - Net	$—	$48,609,607	$—

Indian Rupee Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$8,673,026	$—
Repurchase Agreement	—	3,940,000	—
Total	$—	$12,613,026	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	78,555	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(476,579)	—
Total - Net	$—	$12,215,002	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	105

Notes to Financial Statements (continued)

Asia Local Debt Fund	Level 1	Level 2	Level 3
Foreign Corporate Bond	$—	$1,886,377	$—
Foreign Government Agencies	—	3,487,600	—
Foreign Government Obligations	—	23,572,446	—
Supranational Bonds	—	6,818,861	—
Total	$—	$35,765,284	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	82,307	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(184,531)	—
Total - Net	$—	$35,663,060	$—

Australia & New Zealand Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$41,937,547	$—
Foreign Government Obligations	—	33,844,757	—
Supranational Bonds	—	26,134,444	—
Investment of Cash Collateral for Securities Loaned	—	2,673,964	—
Total	$—	$104,590,712	$—

U.S. Aggregate Bond Enhanced Yield Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$1,278,593	$—
U.S. Government Obligations	—	849,315	—
Corporate Bonds	—	1,931,160	—
Foreign Corporate Bonds	—	328,960	—
Foreign Government Agencies	—	53,844	—
Foreign Government Obligations	—	97,751	—
Commercial Mortgage-Backed Securities	—	351,172	—
Municipal Bond	—	29,545	—
Total	$—	$4,920,340	$—

U.S. Aggregate Bond Negative Duration Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$5,530,468	$—
U.S. Government Obligations	—	4,717,122	—
Corporate Bonds	—	4,163,287	—
Foreign Corporate Bonds	—	468,754	—
Foreign Government Agencies	—	83,872	—
Foreign Government Obligations	—	361,815	—
Supranational Bond	—	316,391	—
Commercial Mortgage-Backed Securities	—	915,537	—
Municipal Bond	—	195,985	—
Investment of Cash Collateral for Securities Loaned	—	544,095	—
Total	$—	$17,297,326	$—
Unrealized Appreciation on Futures Contracts	107,579	—	—
Total - Net	$107,579	$17,297,326	$—

106	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

U.S. Aggregate Bond Zero Duration Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$9,258,416	$—
U.S. Government Obligations	—	8,816,793	—
Corporate Bonds	—	6,412,838	—
Foreign Corporate Bonds	—	847,429	—
Foreign Government Obligations	—	520,074	—
Supranational Bond	—	637,222	—
Commercial Mortgage-Backed Securities	—	1,309,013	—
Municipal Bond	—	261,313	—
Investment of Cash Collateral for Securities Loaned	—	419,495	—
Total	$—	$28,482,593	$—
Unrealized Appreciation on Futures Contracts	92,345	—	—
U.S. Government Agencies Sold Short	—	(443,112)	—
Total - Net	$92,345	$28,039,481	$—

Floating Rate Treasury Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,248,869	$—

High Yield Bond Negative Duration Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$10,923,882	$—
Foreign Corporate Bonds	—	899,734	—
Investment of Cash Collateral for Securities Loaned	—	1,684,673	—
Total	$—	$13,508,289	$—
Unrealized Appreciation on Futures Contracts	67,516	—	—
Total - Net	$67,516	$13,508,289	$—

High Yield Bond Zero Duration Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$18,452,817	$—
Foreign Corporate Bonds	—	1,520,335	—
Investment of Cash Collateral for Securities Loaned	—	2,695,043	—
Total	$—	$22,668,195	$—
Unrealized Appreciation on Futures Contracts	26,950	—	—
Total - Net	$26,950	$22,668,195	$—

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
Foreign Corporate Bonds	$—	$71,999,837	$—
Foreign Government Agencies	—	3,037,800	—
Investment of Cash Collateral for Securities Loaned	—	11,601,938	—
Total	$—	$86,639,575	$—

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$3,341,011	$—
Foreign Government Obligations	—	419,914,928	—
Supranational Bonds	—	20,569,154	—
Repurchase Agreement	—	18,000,000	—
Total	$—	$461,825,093	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	26,655	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(1,076,145)	—
Total - Net	$—	$460,775,603	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	107

Notes to Financial Statements (continued)

Japan Interest Rate Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$4,700,011	$—
Total	$—	$4,700,011	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	2,386	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(35,531)	—
Unrealized Depreciation on Futures Contracts	(38,784)	—	—
Total - Net	$(38,784)	$4,666,866	$—

Strategic Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$59,792	$—
Corporate Bonds	—	4,055,443	—
Foreign Corporate Bonds	—	2,636,439	—
Preferred Stock	177,025	—	—
Investment of Cash Collateral for Securities Loaned	—	1,285,323	—
Total	$177,025	$8,036,997	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,398	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(13,956)	—
Total - Net	$177,025	$8,024,439	$—

Unconstrained Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$868,832	$—
Corporate Bonds	—	1,814,400	—
Foreign Corporate Bonds	—	888,353	—
Foreign Government Obligations	—	355,128	—
Commercial Mortgage-Backed Securities	—	361,223	—
Bank Loans	—	156,273	—
Purchased Options	1,266	—	—
Total	$1,266	$4,444,209	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	2,519	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(4,951)	—
Unrealized Appreciation on Futures Contracts	32,063	—	—
Written Options	(734)	—	—
Total - Net	$32,595	$4,441,777	$—

Global Real Return Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,313,800	$—
Corporate Bonds	—	137,450	—
Foreign Corporate Bonds	—	203,115	—
Foreign Government Obligations	—	1,200,119	—
Exchange-Traded Funds	307,069	—	—
Investment of Cash Collateral for Securities Loaned	—	454,959	—
Total	$307,069	$3,309,443	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	53,862	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3,113)	—
Unrealized Appreciation on Futures Contracts	15,525	—	—
Unrealized Depreciation on Futures Contracts	(3,635)	—	—
Total - Net	$318,959	$3,360,192	$—

108	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$193,144,767	$—
Total	$—	$193,144,767	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	24,326	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(761,581)	—
Unrealized Appreciation on Futures Contracts	2,606,051	—	—
Unrealized Depreciation on Futures Contracts	(18,630)	—	—
Total - Net	$2,587,421	$192,407,512	$—

There were no Level 3 securities at or during the fiscal year or period ended August 31, 2015.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

There were no transfers into or out of any fair value measurement levels during the fiscal year or period ended August 31, 2015.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts, swaps contracts, futures contracts, and options contracts during the fiscal year or period ended August 31, 2015 which are detailed in the tables herein. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2015 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund. At August 31, 2015, no event occurred that triggered a credit-risk-related contingent feature.

As of August 31, 2015, collateral for derivative instruments was as follows:

	Value of Collateral Posted			Value of Collateral Received
Fund	Cash	Securities	Total	Cash	Securities	Total
U.S. Dollar Bullish Fund	$1,030,000	$—	$1,030,000	$—	$691,268	$691,268
Chinese Yuan Strategy Fund	180,000	—	180,000	—	—	—
Emerging Currency Strategy Fund	3,930,000	—	3,930,000	—	—	—
U.S. Aggregate Bond Negative Duration Fund	557,912	—	557,912	—	—	—
U.S. Aggregate Bond Zero Duration Fund	620,000	—	620,000	—	—	—
High Yield Bond Negative Duration Fund	224,000	—	224,000	—	—	—
High Yield Bond Zero Duration Fund	81,000	—	81,000	—	—	—
Emerging Markets Local Debt Fund	380,000	—	380,000	—	—	—
Japan Interest Rate Strategy Fund (consolidated)	10,159	32,000	42,159	—	—	—
Unconstrained Bond Fund	34,928	—	34,928	—	—	—
Global Real Return Fund (consolidated)	29,525	—	29,525	—	—	—
Managed Futures Strategy Fund (consolidated)	—	7,624,211	7,624,211	—	—	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	109

Notes to Financial Statements (continued)

As of August 31, 2015, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,184,462	Unrealized depreciation on forward foreign currency contracts	$5,854,461
Brazilian Real Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	355,437	Unrealized depreciation on forward foreign currency contracts	2,147,392
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	234,705	Unrealized depreciation on forward foreign currency contracts	4,035,394
Commodity Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	70,333	Unrealized depreciation on forward foreign currency contracts	721,352
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	149,685	Unrealized depreciation on forward foreign currency contracts	2,916,115
Indian Rupee Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	78,555	Unrealized depreciation on forward foreign currency contracts	476,579
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	82,307	Unrealized depreciation on forward foreign currency contracts	184,531
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	107,579	Unrealized depreciation on futures contracts*	—
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	92,345	Unrealized depreciation on futures contracts*	—
High Yield Bond Negative Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	67,516	Unrealized depreciation on futures contracts*	—
High Yield Bond Zero Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	26,950	Unrealized depreciation on futures contracts*	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	26,655	Unrealized depreciation on forward foreign currency contracts	1,076,145
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,386	Unrealized depreciation on forward foreign currency contracts	35,531
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	38,784
Strategic Corporate Bond Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,398	Unrealized depreciation on forward foreign currency contracts	13,956
Unconstrained Bond Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,519	Unrealized depreciation on forward foreign currency contracts	4,951
Interest rate contracts	Investments in securities, at value**	1,266	Written options, at value	734
	Unrealized appreciation on futures contracts*	32,063	Unrealized depreciation on futures contracts*	—

110	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Global Real Return Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$53,862	Unrealized depreciation on forward foreign currency contracts	$3,113
Commodity contracts	Unrealized appreciation on futures contracts*	15,525	Unrealized depreciation on futures contracts*	3,635
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	24,326	Unrealized depreciation on forward foreign currency contracts	761,581
	Unrealized appreciation on futures contracts*	45,665	Unrealized depreciation on futures contracts*	8,020
Commodity contracts	Unrealized appreciation on futures contracts*	2,558,073	Unrealized depreciation on futures contracts*	10,610
Interest rate contracts	Unrealized appreciation on futures contracts*	2,313	Unrealized depreciation on futures contracts*	—
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures table on pages 124 to 126. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

**	Represents the market value of purchased options included within the “Investments in securities, at value” line in the Statement of Assets and Liabilities.

For the fiscal year or period ended August 31, 2015, the effect of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign exchange contracts	$35,872,483	$(2,037,199)
Brazilian Real Strategy Fund
Foreign exchange contracts	(6,228,723)	(2,015,914)
Chinese Yuan Strategy Fund
Foreign exchange contracts	3,413,935	(5,104,011)
Commodity Currency Strategy Fund
Foreign exchange contracts	(1,586,462)	(673,688)
Emerging Currency Strategy Fund
Foreign exchange contracts	(11,796,319)	(2,268,524)
Indian Rupee Strategy Fund
Foreign exchange contracts	(290,588)	(259,347)
Asia Local Debt Fund
Foreign exchange contracts	(2,789,505)	(433,407)
Australia & New Zealand Debt Fund
Foreign exchange contracts	249,375	—
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	(1,971,405)	133,681
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	(2,559,488)	106,228
High Yield Bond Negative Duration Fund
Interest rate contracts	(666,741)	89,405
High Yield Bond Zero Duration Fund
Interest rate contracts	(292,244)	37,786
Emerging Markets Local Debt Fund
Foreign exchange contracts	(2,772,337)	(1,182,377)
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	270,054	(48,196)
Interest rate contracts	(99,258)	452
Strategic Corporate Bond Fund
Foreign exchange contracts	111,878	(22,742)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	111

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Unconstrained Bond Fund[3]
Foreign exchange contracts	$2,641	$(2,432)
Interest rate contracts	(95,420)	31,892
Global Real Return Fund (consolidated)
Foreign exchange contracts	132,772	36,588
Commodity contracts	(148,328)	12,758
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	8,749,560	(834,523)
Commodity contracts	(15,175,156)	1,809,297
Interest rate contracts	1,108,206	(671,860)

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts and swap contracts
Interest rate contracts	Net realized gain (loss) from investment transactions*, futures contracts and written options

*	Includes the net realized gain (loss) on purchased options.

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies
Commodity contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts
Interest rate contracts	Net change in unrealized appreciation (depreciation) from investment transactions**, futures contracts and written options

**	Includes the net change in unrealized appreciation (depreciation) on purchased options.

[3]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

112	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

During the fiscal year or period ended August 31, 2015, the volume of derivative activity (based on the average of month-end balances) for the Funds was as follows:

	Average Notional			Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Swap contracts	Futures contracts (long)	Futures contracts (short)	Purchased options	Written options
U.S. Dollar Bullish Fund
Foreign exchange contracts	$313,628,361	$606,202,218	$—	$—	$—	$—	$—
Brazilian Real Strategy Fund
Foreign exchange contracts	33,190,184	10,384,291	—	—	—	—	—
Chinese Yuan Strategy Fund
Foreign exchange contracts	119,538,357	22,222,835	—	—	—	—	—
Commodity Currency Strategy Fund
Foreign exchange contracts	12,483,842	3,622,646	—	—	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	114,576,831	34,782,995	—	—	—	—	—
Indian Rupee Strategy Fund
Foreign exchange contracts	24,670,669	7,378,067	—	—	—	—	—
Asia Local Debt Fund
Foreign exchange contracts	24,819,125	6,697,872	—	—	—	—	—
Australia & New Zealand Debt Fund
Foreign exchange contracts	2,297,424	27,892	—	—	—	—	—
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	—	—	—	—	28,051,668	—	—
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	—	—	—	—	52,368,997	—	—
High Yield Bond Negative Duration Fund
Interest rate contracts	—	—	—	—	9,059,406	—	—
High Yield Bond Zero Duration Fund
Interest rate contracts	—	—	—	—	15,981,853	—	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	23,080,989	1,205,406	—	—	—	—	—
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	1,496,522	2,996,538	—	—	—	—	—
Interest rate contracts	—	—	—	—	4,891,325	—	—
Strategic Corporate Bond Fund
Foreign exchange contracts	—	610,913	—	—	—	—	—
Unconstrained Bond Fund[1]
Foreign exchange contracts	147,911	122,543	—	—	—	—	—
Interest rate contracts	—	—	—	—	1,567,136	693	453
Global Real Return Fund (consolidated)
Commodity contracts	—	—	—	287,311	4,994	—	—
Foreign exchange contracts	258,477	1,424,425	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	32,188,404	16,956,175	39,570,969	—	—
Foreign exchange contracts	16,046,705	40,309,312	—	10,905,933	43,112,414	—	—
Interest rate contracts	—	—	—	24,229,999	11,086,036	—	—
[1]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income including amortization of premiums and discounts is accrued daily.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	113

Notes to Financial Statements (continued)

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statement of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of forward foreign currency contracts, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statement of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except U.S. Dollar Bullish Fund, U.S. Aggregate Bond Enhanced Yield Fund, U.S. Aggregate Bond Negative Duration Fund, U.S. Aggregate Bond Zero Duration Fund, High Yield Bond Negative Duration Fund, High Yield Bond Zero Duration Fund, Japan Interest Rate Strategy Fund, Floating Rate Treasury Fund and Unconstrained Bond Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for U.S. Dollar Bullish Fund, U.S. Aggregate Bond Enhanced Yield Fund, U.S. Aggregate Bond Negative Duration Fund, U.S. Aggregate Bond Zero Duration Fund, High Yield Bond Negative Duration Fund, High Yield Bond Zero Duration Fund, Japan Interest Rate Strategy Fund, Floating Rate Treasury Fund and Unconstrained Bond Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund’s custodian or a third party custodian under tri-party repurchase agreements may take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an

114	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. Each Fund may enter into Forward Contracts to manage its foreign currency exposure or to facilitate settlement of foreign currency denominated portfolio transactions. A Fund may invest in both Forward Contracts and U.S. dollar denominated money market securities in an attempt to create a “synthetic” investment in a foreign currency denominated instrument.

The following Forward Contracts were open at August 31, 2015:

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
U.S. Dollar Bullish Fund	9/3/2015	AUD	32,901,153	USD	24,009,945	$597,013
	9/3/2015	AUD	237,388	USD	174,685	5,756
	9/3/2015	AUD	239,588	USD	176,545	6,050
	9/3/2015	AUD	239,924	USD	175,985	5,252
	9/3/2015	AUD	239,924	USD	175,985	5,252
	9/3/2015	BRL	28,138,643	USD	8,134,437	378,654
	9/3/2015	BRL	206,922	USD	58,492	1,459
	9/3/2015	BRL	209,443	USD	59,744	2,016
	9/3/2015	BRL	208,867	USD	60,158	2,588
	9/3/2015	BRL	208,867	USD	60,158	2,588
	9/3/2015	CAD	58,653,245	USD	44,836,274	253,969
	9/3/2015	CAD	424,361	USD	324,758	2,201
	9/3/2015	CAD	429,451	USD	327,984	1,558
	9/3/2015	CAD	430,754	USD	329,322	1,906
	9/3/2015	CAD	430,754	USD	329,322	1,906
	9/3/2015	CHF	16,648,339	USD	17,244,695	21,444
	9/3/2015	CHF	118,239	USD	121,253	(1,069)
	9/3/2015	CHF	119,465	USD	122,435	(1,155)
	9/3/2015	CHF	118,629	USD	123,616	890
	9/3/2015	CHF	118,629	USD	123,616	890
	9/3/2015	EUR	58,497,391	USD	64,262,718	(1,381,082)
	9/3/2015	EUR	58,497,390	USD	64,267,748	(1,376,051)
	9/3/2015	EUR	817,518	USD	911,900	(5,491)
	9/3/2015	EUR	824,609	USD	916,278	(9,070)
	9/3/2015	EUR	821,086	USD	920,955	(440)
	9/3/2015	EUR	821,086	USD	920,955	(440)
	9/3/2015	GBP	24,813,852	USD	38,742,388	665,776
	9/3/2015	GBP	173,517	USD	270,906	4,646
	9/3/2015	GBP	173,238	USD	271,061	5,229
	9/3/2015	GBP	173,948	USD	272,940	6,018
	9/3/2015	GBP	173,948	USD	272,940	6,018
	9/3/2015	JPY	4,789,213,286	USD	38,651,770	(852,072)
	9/3/2015	JPY	4,789,213,285	USD	38,651,209	(852,633)
	9/3/2015	JPY	66,173,845	USD	531,982	(13,853)
	9/3/2015	JPY	66,482,095	USD	534,988	(13,390)
	9/3/2015	JPY	66,442,842	USD	538,249	(9,805)
	9/3/2015	JPY	66,442,842	USD	538,249	(9,805)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	115

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
U.S. Dollar Bullish Fund (continued)
	9/3/2015	KRW	15,775,437,541	USD	13,522,113	$184,665
	9/3/2015	KRW	114,920,707	USD	97,390	230
	9/3/2015	KRW	111,675,104	USD	95,026	610
	9/3/2015	KRW	113,930,142	USD	95,961	(362)
	9/3/2015	KRW	113,930,142	USD	95,961	(362)
	9/3/2015	MXN	623,451,310	USD	38,601,406	1,289,037
	9/3/2015	MXN	4,529,586	USD	275,846	4,759
	9/3/2015	MXN	4,540,332	USD	276,669	4,939
	9/3/2015	MXN	4,587,012	USD	273,736	(788)
	9/3/2015	MXN	4,587,012	USD	273,736	(788)
	9/3/2015	USD	1,228,151	AUD	1,675,739	(35,671)
	9/3/2015	USD	3,217,636	AUD	4,486,317	(25,108)
	9/3/2015	USD	4,138,872	AUD	5,816,143	(21)
	9/3/2015	USD	3,153,791	AUD	4,431,349	(380)
	9/3/2015	USD	4,138,674	AUD	5,816,143	176
	9/3/2015	USD	4,138,785	AUD	5,816,143	66
	9/3/2015	USD	4,138,872	AUD	5,816,143	(21)
	9/3/2015	USD	409,036	BRL	1,433,058	(14,046)
	9/3/2015	USD	1,086,805	BRL	3,871,200	(19,796)
	9/3/2015	USD	1,369,772	BRL	4,970,381	201
	9/3/2015	USD	1,043,240	BRL	3,786,960	550
	9/3/2015	USD	1,368,384	BRL	4,970,381	1,589
	9/3/2015	USD	1,370,516	BRL	4,970,381	(542)
	9/3/2015	USD	1,369,826	BRL	4,970,381	148
	9/3/2015	USD	2,263,724	CAD	2,980,643	1,861
	9/3/2015	USD	6,043,205	CAD	8,014,076	48,290
	9/3/2015	USD	6,003,814	CAD	7,899,818	834
	9/3/2015	USD	7,881,116	CAD	10,368,507	(19)
	9/3/2015	USD	7,880,727	CAD	10,368,507	371
	9/3/2015	USD	7,880,967	CAD	10,368,507	131
	9/3/2015	USD	7,881,146	CAD	10,368,507	(49)
	9/3/2015	USD	877,398	CHF	831,752	(16,923)
	9/3/2015	USD	2,406,632	CHF	2,243,838	(85,308)
	9/3/2015	USD	3,050,626	CHF	2,950,019	1,266
	9/3/2015	USD	2,326,744	CHF	2,247,635	(1,492)
	9/3/2015	USD	3,051,762	CHF	2,950,019	129
	9/3/2015	USD	3,051,809	CHF	2,950,019	82
	9/3/2015	USD	3,051,901	CHF	2,950,019	(9)
	9/3/2015	USD	6,503,673	EUR	5,720,824	(83,957)
	9/3/2015	USD	17,946,511	EUR	15,471,984	(584,372)
	9/3/2015	USD	17,787,968	EUR	15,853,804	2,636
	9/3/2015	USD	23,350,141	EUR	20,808,117	27
	9/3/2015	USD	23,351,347	EUR	20,808,117	(1,180)
	9/3/2015	USD	23,350,515	EUR	20,808,117	(348)
	9/3/2015	USD	23,350,161	EUR	20,808,117	6
	9/3/2015	USD	1,902,934	GBP	1,212,338	(42,613)
	9/3/2015	USD	5,133,837	GBP	3,253,685	(141,089)
	9/3/2015	USD	6,780,793	GBP	4,418,920	(4)
	9/3/2015	USD	5,168,038	GBP	3,366,800	(1,717)
	9/3/2015	USD	6,781,155	GBP	4,418,920	(366)

116	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
U.S. Dollar Bullish Fund (continued)
	9/3/2015	USD	6,780,802	GBP	4,418,920	$(13)
	9/3/2015	USD	6,781,018	GBP	4,418,920	(229)
	9/3/2015	USD	3,795,675	JPY	463,487,955	27,407
	9/3/2015	USD	10,515,207	JPY	1,247,049,899	(228,912)
	9/3/2015	USD	10,740,747	JPY	1,301,348,857	(6,566)
	9/3/2015	USD	14,088,590	JPY	1,708,020,371	22
	9/3/2015	USD	14,088,927	JPY	1,708,020,371	(315)
	9/3/2015	USD	14,089,322	JPY	1,708,020,371	(711)
	9/3/2015	USD	14,088,637	JPY	1,708,020,371	(25)
	9/3/2015	USD	665,473	KRW	793,077,782	5,040
	9/3/2015	USD	1,784,863	KRW	2,127,557,129	13,894
	9/3/2015	USD	1,800,069	KRW	2,129,481,397	315
	9/3/2015	USD	2,362,764	KRW	2,794,944,332	240
	9/3/2015	USD	2,356,872	KRW	2,794,944,332	6,132
	9/3/2015	USD	2,363,090	KRW	2,794,944,332	(86)
	9/3/2015	USD	2,362,863	KRW	2,794,944,332	141
	9/3/2015	USD	1,872,780	MXN	31,840,060	32,787
	9/3/2015	USD	4,927,972	MXN	84,650,445	138,196
	9/3/2015	USD	5,028,891	MXN	84,032,763	310
	9/3/2015	USD	6,600,898	MXN	110,292,996	(73)
	9/3/2015	USD	6,601,824	MXN	110,292,996	(999)
	9/3/2015	USD	6,600,978	MXN	110,292,996	(153)
	9/3/2015	USD	6,601,089	MXN	110,292,996	(264)
	9/8/2015	CNH	76,784,878	USD	12,309,550	402,346
	9/8/2015	CNH	542,487	USD	83,715	(409)
	9/8/2015	CNH	531,483	USD	82,164	(254)
	9/8/2015	CNH	537,446	USD	83,275	(68)
	9/8/2015	CNH	537,446	USD	83,275	(68)
	9/8/2015	USD	574,281	CNH	3,715,192	1,842
	9/8/2015	USD	1,533,691	CNH	10,001,579	17,276
	9/8/2015	USD	2,124,933	CNH	13,695,563	(1,131)
	9/8/2015	USD	2,125,179	CNH	13,695,563	(1,377)
	9/8/2015	USD	2,124,694	CNH	13,695,563	(893)
	9/8/2015	USD	1,619,669	CNH	10,434,717	(1,534)
	9/8/2015	USD	2,126,323	CNH	13,695,563	(2,521)
	10/6/2015	AUD	5,937,878	USD	4,218,215	(129)
	10/6/2015	AUD	4,524,098	USD	3,214,326	349
	10/6/2015	AUD	5,937,878	USD	4,217,835	(509)
	10/6/2015	AUD	5,937,878	USD	4,218,084	(260)
	10/6/2015	AUD	239,619	USD	170,258	30
	10/6/2015	AUD	5,937,878	USD	4,218,185	(159)
	10/6/2015	BRL	207,978	USD	56,670	—
	10/6/2015	BRL	3,926,694	USD	1,069,565	(370)
	10/6/2015	BRL	5,153,781	USD	1,404,212	(76)
	10/6/2015	BRL	5,153,781	USD	1,405,200	912
	10/6/2015	BRL	5,153,781	USD	1,404,300	12
	10/6/2015	BRL	5,153,781	USD	1,404,612	324
	10/6/2015	CAD	10,596,335	USD	8,053,573	(42)
	10/6/2015	CAD	8,073,399	USD	6,135,128	(960)
	10/6/2015	CAD	10,596,335	USD	8,053,120	(495)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	117

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
U.S. Dollar Bullish Fund (continued)
	10/6/2015	CAD	10,596,335	USD	8,053,401	$(214)
	10/6/2015	CAD	427,608	USD	324,998	—
	10/6/2015	CAD	10,596,335	USD	8,053,609	(6)
	10/6/2015	CHF	2,964,848	USD	3,069,258	(1,327)
	10/6/2015	CHF	2,258,933	USD	2,340,936	1,441
	10/6/2015	CHF	2,964,848	USD	3,070,329	(256)
	10/6/2015	CHF	2,964,848	USD	3,070,377	(208)
	10/6/2015	CHF	2,964,848	USD	3,070,491	(94)
	10/6/2015	CHF	119,645	USD	123,908	(4)
	10/6/2015	EUR	15,581,447	USD	17,490,642	(2,868)
	10/6/2015	EUR	20,450,643	USD	22,959,732	(493)
	10/6/2015	EUR	20,450,643	USD	22,960,857	632
	10/6/2015	EUR	20,450,643	USD	22,960,796	571
	10/6/2015	EUR	825,273	USD	926,536	(10)
	10/6/2015	EUR	20,450,643	USD	22,959,937	(288)
	10/6/2015	GBP	3,278,000	USD	5,030,779	1,642
	10/6/2015	GBP	4,302,373	USD	6,600,709	(31)
	10/6/2015	GBP	4,302,373	USD	6,600,916	176
	10/6/2015	GBP	4,302,373	USD	6,600,911	171
	10/6/2015	GBP	4,302,373	USD	6,600,701	(40)
	10/6/2015	GBP	173,620	USD	266,369	(1)
	10/6/2015	JPY	1,255,668,253	USD	10,369,368	6,218
	10/6/2015	JPY	1,648,064,581	USD	13,601,506	(128)
	10/6/2015	JPY	1,648,064,581	USD	13,602,146	512
	10/6/2015	JPY	1,648,064,581	USD	13,601,821	186
	10/6/2015	JPY	66,506,615	USD	548,875	(11)
	10/6/2015	JPY	1,648,064,581	USD	13,601,473	(162)
	10/6/2015	KRW	113,594,268	USD	95,610	(329)
	10/6/2015	KRW	2,814,918,336	USD	2,376,792	(627)
	10/6/2015	KRW	2,144,699,689	USD	1,810,790	(577)
	10/6/2015	KRW	2,814,918,336	USD	2,369,480	(7,940)
	10/6/2015	KRW	2,814,918,336	USD	2,377,003	(416)
	10/6/2015	KRW	2,814,918,336	USD	2,377,180	(240)
	10/6/2015	MXN	85,395,358	USD	5,097,622	(652)
	10/6/2015	MXN	112,081,406	USD	6,691,164	(321)
	10/6/2015	MXN	112,081,406	USD	6,691,828	343
	10/6/2015	MXN	112,081,406	USD	6,691,234	(251)
	10/6/2015	MXN	4,522,975	USD	269,968	(63)
	10/6/2015	MXN	112,081,406	USD	6,689,934	(1,550)
	10/9/2015	CNH	13,248,054	USD	2,049,092	1,140
	10/9/2015	CNH	10,093,757	USD	1,561,534	1,190
	10/9/2015	CNH	13,248,054	USD	2,048,902	951
	10/9/2015	CNH	534,616	USD	82,564	(80)
	10/9/2015	CNH	13,248,054	USD	2,045,965	(1,986)
	10/9/2015	CNH	13,248,054	USD	2,047,983	32
						$(1,669,999)

118	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Brazilian Real Strategy Fund
	9/2/2015	BRL	4,091,858	USD	1,275,000	$151,558
	9/2/2015	BRL	17,594,078	USD	4,956,078	125,526
	9/2/2015	BRL	10,921,407	USD	3,076,886	78,353
	9/2/2015	USD	5,133,823	BRL	16,827,645	(513,699)
	9/2/2015	USD	3,330,103	BRL	10,921,407	(331,570)
	9/2/2015	USD	1,380,000	BRL	4,858,290	(46,129)
	10/2/2015	USD	3,948,841	BRL	12,738,172	(488,322)
	10/2/2015	USD	4,035,879	BRL	12,970,103	(512,352)
	10/2/2015	USD	1,380,000	BRL	4,901,760	(48,362)
	12/2/2015	USD	4,959,300	BRL	18,143,104	(128,160)
	12/2/2015	USD	3,077,696	BRL	11,262,212	(78,798)
						$(1,791,955)
Chinese Yuan Strategy Fund
	9/10/2015	CNH	35,155,000	USD	5,424,317	$(27,013)
	9/10/2015	CNH	17,560,000	USD	2,719,740	(3,212)
	9/10/2015	CNH	19,050,000	USD	2,948,095	(5,904)
	9/10/2015	USD	6,096,486	CNH	38,050,000	(196,241)
	9/10/2015	USD	10,990,092	CNH	68,594,658	(353,422)
	9/10/2015	USD	3,062,787	CNH	20,000,000	38,524
	9/16/2015	CNH	17,500,000	USD	2,804,532	92,864
	9/16/2015	CNH	1,500,000	USD	232,162	(267)
	9/16/2015	CNY	14,300,000	USD	2,332,295	102,707
	9/16/2015	USD	3,043,896	CNH	19,000,000	(99,799)
	9/16/2015	USD	2,104,404	CNY	12,900,000	(93,098)
	9/16/2015	USD	217,672	CNY	1,400,000	610
	10/23/2015	CNY	27,810,000	USD	4,269,922	(39,266)
	10/23/2015	CNY	12,570,000	USD	1,944,316	(3,419)
	10/23/2015	CNY	12,615,000	USD	1,952,333	(2,374)
	10/23/2015	CNY	1,400,000	USD	216,440	(491)
	10/23/2015	USD	4,796,163	CNH	30,000,000	(168,033)
	10/23/2015	USD	22,515,648	CNH	140,866,898	(783,972)
	10/23/2015	USD	17,087,619	CNY	105,000,000	(817,761)
	10/30/2015	USD	28,952,569	CNY	177,783,248	(1,441,122)
						$(3,800,689)
Commodity Currency Strategy Fund
	9/2/2015	AUD	1,128,186	USD	808,598	$8,771
	9/2/2015	BRL	2,820,337	USD	791,185	16,846
	9/2/2015	CAD	1,080,611	USD	816,853	4,674
	9/2/2015	CLP	537,602,731	USD	774,086	(2,034)
	9/2/2015	NOK	6,736,994	USD	812,585	9,170
	9/2/2015	NZD	1,209,522	USD	782,188	16,258
	9/2/2015	RUB	45,530,965	USD	677,900	(4,518)
	9/2/2015	USD	865,499	AUD	1,128,186	(65,672)
	9/2/2015	USD	826,218	BRL	2,820,337	(51,879)
	9/2/2015	USD	864,129	CAD	1,080,611	(51,950)
	9/2/2015	USD	864,313	CLP	537,602,731	(88,193)
	9/2/2015	USD	865,648	NOK	6,736,994	(62,234)
	9/2/2015	USD	865,357	NZD	1,209,522	(99,428)
	9/2/2015	USD	847,798	RUB	45,530,965	(165,379)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	119

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Commodity Currency Strategy Fund (continued)
	9/2/2015	USD	868,576	ZAR	10,644,832	$(66,056)
	9/2/2015	ZAR	10,644,832	USD	810,208	7,687
	10/2/2015	USD	772,009	BRL	2,780,468	(16,652)
	12/2/2015	USD	818,160	AUD	1,146,836	(8,861)
	12/2/2015	USD	825,585	CAD	1,092,373	(4,746)
	12/2/2015	USD	773,629	CLP	542,545,885	3,235
	12/2/2015	USD	825,559	NOK	6,854,687	(9,305)
	12/2/2015	USD	790,301	NZD	1,230,264	(16,366)
	12/2/2015	USD	651,437	RUB	45,070,762	3,692
	12/2/2015	USD	803,408	ZAR	10,720,514	(8,079)
						$(651,019)
Emerging Currency Strategy Fund
	9/2/2015	BRL	402,903	USD	114,266	$3,647
	9/2/2015	BRL	1,648,076	USD	462,618	10,129
	9/2/2015	BRL	1,236,057	USD	346,963	7,597
	9/2/2015	BRL	12,342,867	USD	3,465,151	76,348
	9/2/2015	USD	4,588,986	BRL	15,629,903	(297,709)
	10/2/2015	USD	3,464,898	BRL	12,473,979	(76,151)
	11/3/2015	CLP	79,478,808	USD	115,909	1,789
	11/3/2015	CLP	318,631,062	USD	454,733	(2,777)
	11/3/2015	CLP	238,973,297	USD	341,049	(2,083)
	11/3/2015	CNH	743,102	USD	115,874	1,379
	11/3/2015	CNH	2,232,436	USD	342,293	(1,675)
	11/3/2015	CNH	2,976,581	USD	456,391	(2,234)
	11/3/2015	IDR	1,621,671,918	USD	116,166	3,379
	11/3/2015	IDR	6,443,999,176	USD	445,489	(2,688)
	11/3/2015	IDR	4,832,999,382	USD	334,117	(2,016)
	11/3/2015	INR	7,710,529	USD	118,605	3,626
	11/3/2015	INR	30,358,627	USD	453,385	677
	11/3/2015	INR	22,768,970	USD	340,038	508
	11/3/2015	KRW	138,195,936	USD	116,868	273
	11/3/2015	KRW	548,729,411	USD	461,738	(1,221)
	11/3/2015	KRW	411,547,058	USD	346,303	(915)
	11/3/2015	MXN	1,947,521	USD	118,252	2,729
	11/3/2015	MXN	5,846,048	USD	344,760	(2,017)
	11/3/2015	MXN	7,794,731	USD	459,680	(2,690)
	11/3/2015	MYR	455,926	USD	112,049	3,267
	11/3/2015	MYR	1,813,099	USD	426,511	(6,084)
	11/3/2015	MYR	1,359,824	USD	319,883	(4,563)
	11/3/2015	PHP	5,419,277	USD	116,669	1,583
	11/3/2015	PHP	16,182,228	USD	343,499	(155)
	11/3/2015	PHP	21,576,304	USD	457,998	(206)
	11/3/2015	PLN	445,506	USD	116,777	(1,094)
	11/3/2015	PLN	1,782,694	USD	471,351	(310)
	11/3/2015	PLN	1,337,020	USD	353,513	(233)
	11/3/2015	RUB	7,312,202	USD	110,406	3,093
	11/3/2015	RUB	22,000,521	USD	324,779	1,901
	11/3/2015	RUB	29,334,028	USD	433,039	2,535
	11/3/2015	THB	4,150,773	USD	116,268	925
	11/3/2015	THB	12,431,290	USD	343,786	(1,660)

120	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Emerging Currency Strategy Fund (continued)
	11/3/2015	THB	16,575,054	USD	458,381	$(2,213)
	11/3/2015	TRY	336,780	USD	118,583	5,069
	11/3/2015	TRY	1,001,118	USD	337,316	(119)
	11/3/2015	TRY	1,334,824	USD	449,754	(158)
	11/3/2015	USD	4,586,924	CLP	3,114,292,015	(115,236)
	11/3/2015	USD	4,628,248	CNH	28,987,177	(161,971)
	11/3/2015	USD	4,605,746	IDR	63,582,318,468	(183,628)
	11/3/2015	USD	1,545,399	INR	100,335,014	(49,204)
	11/3/2015	USD	1,545,756	INR	100,335,017	(49,561)
	11/3/2015	USD	1,549,920	INR	100,636,320	(49,232)
	11/3/2015	USD	4,592,238	KRW	5,377,051,904	(55,663)
	11/3/2015	USD	4,564,425	MXN	75,692,322	(74,484)
	11/3/2015	USD	4,613,637	MYR	17,790,186	(369,002)
	11/3/2015	USD	4,612,532	PHP	211,715,235	(116,447)
	11/3/2015	USD	4,601,304	PLN	17,369,923	(5,609)
	11/3/2015	USD	4,638,014	RUB	282,962,919	(485,279)
	11/3/2015	USD	4,572,539	THB	162,210,826	(64,959)
	11/3/2015	USD	4,603,464	TRY	13,129,079	(178,211)
	11/3/2015	USD	4,584,152	ZAR	58,853,640	(195,251)
	11/3/2015	ZAR	1,524,809	USD	117,274	3,564
	11/3/2015	ZAR	4,553,941	USD	344,215	4,613
	11/3/2015	ZAR	6,071,922	USD	458,954	6,151
	11/4/2015	COP	338,840,822	USD	114,142	4,903
	11/4/2015	COP	1,031,213,661	USD	322,254	(10,199)
	11/4/2015	COP	1,374,951,549	USD	429,672	(13,598)
	11/4/2015	USD	4,633,074	COP	13,354,836,073	(327,610)
						$(2,766,430)
Indian Rupee Strategy Fund
	11/3/2015	INR	138,639,311	USD	2,145,562	$78,174
	11/3/2015	INR	1,490,606	USD	22,609	381
	11/3/2015	USD	4,976,464	INR	323,096,959	(158,446)
	11/3/2015	USD	4,977,615	INR	323,096,968	(159,596)
	11/3/2015	USD	4,991,024	INR	324,067,212	(158,537)
						$(398,024)
Asia Local Debt Fund
	9/16/2015	KRW	632,000,000	USD	563,959	$29,880
	9/16/2015	THB	9,670,000	USD	284,999	15,740
	9/16/2015	THB	9,440,000	USD	275,725	12,871
	9/16/2015	TWD	7,435,000	USD	241,067	12,893
	9/16/2015	TWD	7,275,000	USD	234,186	10,923
	9/16/2015	USD	468,165	INR	30,000,000	(17,045)
	9/16/2015	USD	417,053	INR	27,000,000	(11,045)
	9/16/2015	USD	925,843	KRW	1,029,000,000	(56,276)
	9/16/2015	USD	919,745	THB	31,092,000	(53,996)
	9/16/2015	USD	288,850	THB	10,000,000	(10,403)
	9/16/2015	USD	652,976	TWD	20,111,662	(35,766)
						$(102,224)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	121

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Emerging Markets Local Debt Fund
	9/1/2015	COP	331,361,903	USD	102,748	$(4,368)
	9/1/2015	ZAR	7,275,195	USD	547,297	(1,184)
	9/3/2015	PLN	21,681,210	USD	5,736,207	(10,737)
	9/16/2015	INR	16,085,000	USD	250,506	8,631
	9/16/2015	INR	16,150,000	USD	251,911	9,058
	9/16/2015	INR	8,075,000	USD	125,955	4,529
	9/16/2015	INR	8,250,000	USD	128,495	4,437
	9/16/2015	INR	7,970,000	USD	118,859	(988)
	9/16/2015	KRW	573,000,000	USD	477,560	(6,660)
	9/16/2015	TRY	2,770,000	USD	936,537	(10,729)
	9/16/2015	TRY	660,000	USD	224,225	(1,477)
	9/16/2015	USD	1,542,507	INR	100,155,000	(36,445)
	9/16/2015	USD	9,848,499	KRW	10,945,818,360	(598,625)
	9/16/2015	USD	249,400	KRW	291,000,000	(3,488)
	9/16/2015	USD	11,276,196	TRY	31,800,000	(401,444)
						$(1,049,490)
Japan Interest Rate Strategy Fund (consolidated)
	9/4/2015	JPY	33,070,000	USD	266,993	$(5,900)
	9/4/2015	JPY	17,145,000	USD	138,405	(3,075)
	9/4/2015	JPY	57,843,000	USD	467,002	(10,316)
	9/4/2015	JPY	2,642,500	USD	21,332	(474)
	9/4/2015	JPY	74,448,000	USD	601,051	(13,291)
	9/4/2015	USD	478,040	JPY	57,843,000	(721)
	9/4/2015	USD	615,339	JPY	74,448,000	(996)
	9/4/2015	USD	163,531	JPY	19,787,500	(245)
	9/4/2015	USD	273,301	JPY	33,070,000	(409)
	10/6/2015	JPY	19,787,500	USD	163,623	246
	10/6/2015	JPY	33,070,000	USD	273,453	408
	10/6/2015	JPY	57,843,000	USD	478,315	729
	10/6/2015	JPY	74,448,000	USD	615,690	1,003
	10/6/2015	USD	63,550	JPY	7,684,400	(104)
						$(33,145)
Strategic Corporate Bond Fund
	11/13/2015	EUR	386,891	USD	420,827	$(13,179)
	11/13/2015	EUR	26,620	USD	29,085	(777)
	11/13/2015	GBP	70,870	USD	110,354	1,398
						$(12,558)
Unconstrained Bond Fund
	10/16/2015	EUR	70,000	USD	77,292	$(1,195)
	10/16/2015	GBP	20,000	USD	31,004	251
	10/16/2015	INR	6,260,000	USD	94,791	1,372
	10/16/2015	USD	97,175	INR	6,260,000	(3,756)
	10/16/2015	USD	50,880	JPY	6,270,000	896
						$(2,432)
Global Real Return Fund (consolidated)
	10/16/2015	AUD	206,190	USD	151,653	$5,806
	10/16/2015	BRL	210,000	USD	63,425	6,618
	10/16/2015	CAD	223,000	USD	174,777	7,191
	10/16/2015	EUR	71,603	USD	79,062	(1,222)
	10/16/2015	GBP	142,700	USD	221,209	1,789

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Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Global Real Return Fund (consolidated) (continued)
	10/16/2015	MXN	3,190,000	USD	201,580	$12,094
	10/16/2015	SEK	1,490,000	USD	176,251	471
	10/16/2015	TRY	367,493	USD	135,207	10,668
	10/16/2015	USD	92,072	CAD	120,000	(1,891)
	10/16/2015	ZAR	2,155,000	USD	170,444	9,225
						$50,749
Managed Futures Strategy Fund (consolidated)
	9/16/2015	JPY	146,200,000	USD	1,179,989	$(26,665)
	9/16/2015	JPY	3,328,821,000	USD	26,867,106	(607,146)
	9/16/2015	JPY	44,114,000	USD	356,067	(8,025)
	9/16/2015	JPY	145,817,000	USD	1,177,154	(26,339)
	9/16/2015	JPY	403,365,000	USD	3,254,487	(74,665)
	9/16/2015	USD	1,105,153	JPY	135,074,000	9,673
	9/16/2015	USD	555,042	JPY	69,025,000	14,653
	9/16/2015	USD	2,912,457	JPY	351,274,000	(13,235)
	9/16/2015	USD	28,997,127	JPY	3,512,944,000	(3,226)
	12/16/2015	USD	30,565,361	JPY	3,697,507,000	(2,280)
						$(737,255)

Currency Legend:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CHF – Swiss franc

CLP – Chilean peso

CNH – Chinese renminbi

CNY – Chinese yuan

COP – Colombian peso

EUR – Euro

GBP – British pound

IDR – Indonesian rupiah

INR – Indian rupee

JPY – Japanese yen

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PHP – Philippine peso

PLN – Polish zloty

RUB – Russian ruble

SEK – Swedish krona

THB – Thai baht

TRY – Turkish New lira

TWD – New Taiwan dollar

USD – U.S. dollar

ZAR – South African rand

Currency, Interest Rate and Total Return Swaps — Each Fund may enter into swap agreements, including interest rate swaps, currency swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest rate payment. A typical foreign cross-currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the Brazilian real). A typical total return swap involves the payment of the total return on a reference asset in return for payments equal to a rate of interest on another reference asset. The total return typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, indexes and money market securities without actually purchasing such currencies or securities. The Managed Futures Strategy Fund and the Global Real Return Fund may enter into swaps transactions based on commodities or commodity indexes. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to

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long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

As of August 31, 2015, the Funds did not have any outstanding swap agreements.

Futures Contracts — Each Fund may transact in currency futures contracts and interest rate futures contracts. The Managed Futures Strategy Fund and Global Real Return Fund may transact in commodity, currency and interest rate futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

The following futures contracts were open at August 31, 2015:

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Aggregate Bond Negative Duration Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	69	$(8,767,313)	Dec-15	$31,266
	5 Year U.S. Treasury Note Futures	25	(2,985,937)	Dec-15	8,203
	U.S. Treasury Long Bond Futures	23	(3,556,375)	Dec-15	32,077
	U.S. Treasury Ultra Long Term Bond Futures	23	(3,643,344)	Dec-15	36,033
					$107,579
U.S. Aggregate Bond Zero Duration Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	28	$(3,557,750)	Dec-15	$12,687
	2 Year U.S. Treasury Note Futures	44	(9,612,625)	Dec-15	11,310
	5 Year U.S. Treasury Note Futures	117	(13,974,188)	Dec-15	38,391
	U.S. Treasury Long Bond Futures	8	(1,237,000)	Dec-15	11,157
	U.S. Treasury Ultra Long Term Bond Futures	12	(1,900,875)	Dec-15	18,800
					$92,345

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Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
High Yield Bond Negative Duration Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	44	$(5,590,750)	Dec-15	$19,938
	5 Year U.S. Treasury Note Futures	25	(2,985,938)	Dec-15	8,203
	U.S. Treasury Long Bond Futures	17	(2,628,625)	Dec-15	23,709
	U.S. Treasury Ultra Long Term Bond Futures	10	(1,584,062)	Dec-15	15,666
					$67,516
High Yield Bond Zero Duration Fund	Futures Contracts Short
	2 Year U.S. Treasury Note Futures	64	$(13,982,000)	Dec-15	$16,450
	5 Year U.S. Treasury Note Futures	32	(3,822,000)	Dec-15	10,500
					$26,950
Japan Interest Rate Strategy Fund (consolidated)	Futures Contracts Short
	10 Year Japanese Government Bond Futures	3	$(3,662,829)	Sep-15	$(29,459)
	10 Year Mini Japanese Government Bond Futures	10	(1,220,531)	Sep-15	(9,325)
					$(38,784)
Unconstrained Bond Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	5	$(635,313)	Dec-15	$4,867
	U.S. Treasury Ultra Long Term Bond Futures	5	(792,031)	Dec-15	27,196
					$32,063
Global Real Return Fund (consolidated)	Futures Contracts Long
	Copper Futures	1	$58,438	Dec-15	$363
	Gasoline RBOB Futures	2	122,312	Dec-15	15,162
	Platinum Futures	1	50,525	Oct-15	(3,635)
					$11,890
Managed Futures Strategy Fund (consolidated)	Futures Contracts Short
	Australian Dollar Currency Futures	70	$(4,960,200)	Dec-15	$29,290
	British Pound Currency Futures	130	(12,464,563)	Dec-15	(925)
	Canadian Dollar Currency Futures	33	(2,503,710)	Dec-15	(7,095)
	Cocoa Futures	81	(2,510,190)	Dec-15	—
	Coffee “C” Futures	81	(3,775,612)	Dec-15	122,850
	Copper Futures	214	(12,505,625)	Dec-15	205,725
	Corn Futures	541	(10,150,512)	Dec-15	155,700
	Cotton No. 2 Futures	80	(2,520,000)	Dec-15	47,190
	Gold 100 Ounce Futures	78	(8,833,500)	Dec-15	199,944
	Lean Hogs Futures	181	(4,606,450)	Dec-15	(10,610)
	Live Cattle Futures	138	(8,027,460)	Dec-15	324,300
	Natural Gas Futures	362	(10,516,100)	Dec-15	479,500
	Silver Futures	59	(4,302,870)	Dec-15	61,015
	Soybean Futures	291	(12,913,125)	Nov-15	735,862
	Sugar No. 11 Futures	187	(2,465,109)	Mar-16	—

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Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Managed Futures Strategy Fund (consolidated) (continued)	Futures Contracts Short
	Swiss Franc Currency Futures	38	(4,935,725)	Dec-15	$14,512
	Wheat Futures	239	(5,795,750)	Dec-15	225,987
					$2,583,245
	Futures Contracts Long
	10 Year U.S. Treasury Note Futures	148	$18,805,250	Dec-15	$2,313
	Euro Currency Futures	233	32,783,100	Dec-15	1,863
	U.S. Treasury Long Bond Futures	121	18,709,625	Dec-15	—
					$4,176
	Total				$2,587,421

Options Contracts — The Unconstrained Bond Fund (the “Fund”) may buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss to the Fund.

Written options may constitute a fair value guarantee on a financial asset under the provisions of FASB Codification Topic 460 - Guarantees. The Fund’s maximum payout for written put options is limited to the number of contracts written and the associated strike prices. The Fund’s maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered. At August 31, 2015, the Fund’s maximum payout for written put options was $236,500. At August 31, 2015, the Fund had offsetting purchased option positions, therefore, the written put and written call option liability exposure would be limited to the differential between the strike price on the written put and purchased put options and differential between the strike price on the written call and purchased call options, respectively.

The Fund’s risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the

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underlying security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the Fund’s use of options contracts, include the following: (1) the success of a strategy may depend on the Fund’s adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

For the period ended August 31, 2015, transactions for written options were as follows:

Unconstrained Bond Fund	Amount of Premiums	Number of Contracts
Balance at June 11, 2015[1]	$—	—
Options written	1,422	5
Options closed	(625)	(2)
Options expired	—	—
Options exercised	—	—
Balance at August 31, 2015	$797	3
[1]	Commencement of operations

Bank Loans — The Unconstrained Bond Fund (the “Fund”) may invest in bank loans (including senior loans). Bank loans are typically arranged through private negotiations in connection with recapitalizations, acquisitions, and refinancings. Bank loans between a company or a non-U.S. government and one or more financial institutions (lenders) may include institutionally traded floating and fixed rate debt obligations. Bank loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans are subject to the credit risk of the underlying borrower and the risk of default in the payment of interest or principal on a loan. These loans typically involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Such loans may be vulnerable to adverse changes in economic or market conditions. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. If, however, bank loans are uncollateralized and/or subordinate to more senior creditors then the bank loans will be subject to a greater risk of nonpayment.

The Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the bank loan interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the bank loan interest.

In addition, loans are generally subject to liquidity risk. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Other risks associated with investing in bank loans include prepayment risk, extension risk, restrictions on resale, and the lack of publicly available information.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the investment of cash collateral for securities on loan along with the obligation to return such collateral are included on the Statements of Assets and Liabilities. The value of securities received as collateral for securities on loan are not included on the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to

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the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore all futures and option contracts are excluded from the master netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2015, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

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	Assets				Liabilities
Fund	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
U.S. Dollar Bullish Fund
Forward Foreign Currency Contracts	$4,184,462	$(1,126,437)$	$(253,969)[1]	$2,804,056	$5,854,461	$(1,126,437)	$(830,628)[1]	$3,897,396
Brazilian Real Strategy Fund
Repurchase Agreements	5,782,000	—	(5,782,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	355,437	(355,437)	—	—	2,147,392	(355,437)	—	1,791,955
Chinese Yuan Strategy Fund
Repurchase Agreements	24,500,000	—	(24,500,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	234,705	(196,062)	—	38,643	4,035,394	(196,062)	(180,000)	3,659,332
Commodity Currency Strategy Fund
Repurchase Agreements	1,905,000	—	(1,905,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	70,333	(31,460)	—	38,873	721,352	(31,460)	—	689,892
Emerging Currency Strategy Fund
Repurchase Agreements	15,140,000	—	(15,140,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	149,685	(1,185)	—	148,500	2,916,115	(1,185)	(1,692,501)[1]	1,222,429
Indian Rupee Strategy Fund
Repurchase Agreements	3,940,000	—	(3,940,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	78,555	(381)	—	78,174	476,579	(381)	—	476,198
Asia Local Debt Fund
Forward Foreign Currency Contracts	82,307	(17,045)	—	65,262	184,531	(17,045)	—	167,486
Australia & New Zealand Debt Fund
Securities Lending	2,580,477	—	(2,580,477)[1]	—	—	—	—	—
U.S. Aggregate Bond Negative Duration Fund
Securities Lending	1,265,205	—	(1,265,205)[1]	—	—	—	—	—
U.S. Aggregate Bond Zero Duration Fund
Securities Lending	1,125,759	—	(1,125,759)[1]	—	—	—	—	—
High Yield Bond Negative Duration Fund
Securities Lending	2,082,144	—	(2,082,144)[1]	—	—	—	—	—
High Yield Bond Zero Duration Fund
Securities Lending	3,107,793	—	(3,107,793)[1]	—	—	—	—	—
Emerging Markets Corporate Bond Fund
Securities Lending	11,121,854	—	(11,121,854)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	18,000,000	—	(18,000,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	26,655	(18,024)	—	8,631	1,076,145	(18,024)	(380,000)	678,121
Japan Interest Rate Strategy Fund (consolidated)
Forward Foreign Currency Contracts	2,386	—	—	2,386	35,531	—	—	35,531
Strategic Corporate Bond Fund
Securities Lending	1,607,138	—	(1,607,138)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	1,398	—	—	1,398	13,956	—	—	13,956

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Notes to Financial Statements (continued)

	Assets				Liabilities
Fund	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
Unconstrained Bond Fund
Forward Foreign Currency Contracts	$2,519	$(2,519)	$—	$—	$4,951	$(2,519)	$—	$2,432
Global Real Return Fund (consolidated)
Securities Lending	439,626	—	(439,626)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	53,862	(3,113)	—	50,749	3,113	(3,113)	—	—
Managed Futures Strategy Fund (consolidated)
Forward Foreign Currency Contracts	24,326	—	—	24,326	761,581	—	—	761,581

[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To-be-announced Transactions — U.S. Aggregate Bond Enhanced Yield Fund, U.S. Aggregate Bond Negative Duration Fund and U.S. Aggregate Bond Zero Duration Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the U.S. Aggregate Bond Enhanced Yield Fund, U.S. Aggregate Bond Negative Duration Fund and U.S. Aggregate Bond Zero Duration Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors’ at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of

130	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (“MCM”) to provide sub-advisory services to the Currency Strategy, Fixed Income and Alternative Funds, except for Brazilian Real Strategy Fund, Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund, Unconstrained Bond Fund, Japan Interest Rate Strategy Fund and Global Real Return Fund which are sub-advised by Western Asset Management Company and certain affiliates (“WAMCO”). MCM and WAMCO are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds except for certain expenses generally described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dollar Bullish Fund	0.50%
Brazilian Real Strategy Fund	0.45%
Chinese Yuan Strategy Fund	0.45%
Commodity Currency Strategy Fund	0.55%
Emerging Currency Strategy Fund	0.55%
Indian Rupee Strategy Fund	0.45%
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45%
U.S. Aggregate Bond Enhanced Yield Fund	0.20%*
U.S. Aggregate Bond Negative Duration Fund	0.28%
U.S. Aggregate Bond Zero Duration Fund	0.23%
Floating Rate Treasury Fund	0.20%**
High Yield Bond Negative Duration Fund	0.48%
High Yield Bond Zero Duration Fund	0.43%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Japan Interest Rate Strategy Fund (consolidated)	0.50%
Strategic Corporate Bond Fund	0.50%**
Unconstrained Bond Fund	0.60%*
Global Real Return Fund (consolidated)	0.60%
Managed Futures Strategy Fund (consolidated)	0.95%
*	For U.S. Aggregate Bond Enhanced Yield Fund and Unconstrained Bond Fund, WTAM has contractually agreed to limit the advisory fee to 0.12% and 0.55%, respectively, through December 31, 2016, or unless earlier terminated by the Board of Trustees of the Trust for any reason.

**	For Floating Rate Treasury Fund and Strategic Corporate Bond Fund, WTAM has contractually agreed to limit the advisory fee to 0.15% and 0.45%, respectively, through December 31, 2015, or unless earlier terminated by the Board of Trustees of the Trust for any reason.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	131

Notes to Financial Statements (continued)

For the fiscal year or period ended August 31, 2015, the advisory fees waived by WTAM were as follows:

Fund	Advisory Fees Waived
U.S. Dollar Bullish Fund	$—
Brazilian Real Strategy Fund	—
Chinese Yuan Strategy Fund	—
Commodity Currency Strategy Fund	—
Emerging Currency Strategy Fund	—
Indian Rupee Strategy Fund	—
Asia Local Debt Fund	—
Australia & New Zealand Debt Fund	—
U.S. Aggregate Bond Enhanced Yield Fund[1]	589
U.S. Aggregate Bond Negative Duration Fund	—
U.S. Aggregate Bond Zero Duration Fund	—
Floating Rate Treasury Fund	939
High Yield Bond Negative Duration Fund	—
High Yield Bond Zero Duration Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Japan Interest Rate Strategy Fund (consolidated)	—
Strategic Corporate Bond Fund	3,751
Unconstrained Bond Fund[2]	558
Global Real Return Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

Each Fund may purchase shares of affiliated exchanged-traded funds (“ETF”) in secondary market transactions. See Note 7 for transactions in affiliated ETFs.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2015, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

132	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) for the fiscal year or period ended August 31, 2015 were as follows:

	Non-U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$—	$—	$—	$—
Brazilian Real Strategy Fund	—	—	—	—
Chinese Yuan Strategy Fund	—	—	—	—
Commodity Currency Strategy Fund	—	—	—	—
Emerging Currency Strategy Fund	—	—	—	—
Indian Rupee Strategy Fund	—	—	—	—
Asia Local Debt Fund	14,596,985	195,921,263	—	—
Australia & New Zealand Debt Fund	98,371,067	5,684,546	—	—
U.S. Aggregate Bond Enhanced Yield Fund[1]	2,619,943	71,463	4,872,153	2,446,851
U.S. Aggregate Bond Negative Duration Fund	14,767,273	12,215,687	99,833,297	94,929,693
U.S. Aggregate Bond Zero Duration Fund	24,160,007	13,512,747	196,692,484	180,126,315
Floating Rate Treasury Fund	—	—	2,262,201	2,264,365
High Yield Bond Negative Duration Fund	14,917,400	2,824,820	—	—
High Yield Bond Zero Duration Fund	18,177,275	9,381,761	—	—
Emerging Markets Corporate Bond Fund	24,008,926	30,532,059	—	—
Emerging Markets Local Debt Fund	130,832,627	225,314,248	—	—
Japan Interest Rate Strategy Fund (consolidated)	—	—	—	—
Strategic Corporate Bond Fund	1,065,870	1,057,437	82,987	30,561
Unconstrained Bond Fund[2]	3,792,834	130,361	834,770	—
Global Real Return Fund (consolidated)	216,858	449,643	82,429	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	133

Notes to Financial Statements (continued)

For the fiscal year or period ended August 31, 2015, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

Fund	Purchases	Sales
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—
Commodity Currency Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Indian Rupee Strategy Fund	—	—
Asia Local Debt Fund	—	48,335,132
Australia & New Zealand Debt Fund	—	8,920,762
U.S. Aggregate Bond Enhanced Yield Fund[1]	—	—
U.S. Aggregate Bond Negative Duration Fund	7,744,992	2,835,155
U.S. Aggregate Bond Zero Duration Fund	11,394,583	15,855,562
Floating Rate Treasury Fund	—	1,247,870
High Yield Bond Negative Duration Fund	—	3,935,566
High Yield Bond Zero Duration Fund	4,522,428	6,471,523
Emerging Markets Corporate Bond Fund	—	20,155,161
Emerging Markets Local Debt Fund	21,546,362	122,651,281
Japan Interest Rate Strategy Fund (consolidated)	—	—
Strategic Corporate Bond Fund	—	—
Unconstrained Bond Fund[2]	—	—
Global Real Return Fund (consolidated)	3,230,931	3,129,286
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

6. FEDERAL INCOME TAXES

At August 31, 2015, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$339,957,098	$18,385	$—	$18,385
Brazilian Real Strategy Fund	17,781,655	417	—	417
Chinese Yuan Strategy Fund	91,994,259	168	(14,310)	(14,142)
Commodity Currency Strategy Fund	6,804,954	61	—	61
Emerging Currency Strategy Fund	51,375,899	138	—	138
Indian Rupee Strategy Fund	12,612,919	107	—	107
Asia Local Debt Fund	43,391,917	45,094	(7,671,727)	(7,626,633)
Australia & New Zealand Debt Fund	117,394,147	—	(12,803,435)	(12,803,435)
U.S. Aggregate Bond Enhanced Yield Fund	4,968,945	4,455	(53,060)	(48,605)
U.S. Aggregate Bond Negative Duration Fund	17,342,073	101,268	(146,015)	(44,747)
U.S. Aggregate Bond Zero Duration Fund	28,585,168	169,660	(272,235)	(102,575)
Floating Rate Treasury Fund	1,248,071	798	—	798
High Yield Bond Negative Duration Fund	13,936,311	12,642	(440,664)	(428,022)
High Yield Bond Zero Duration Fund	23,354,078	30,476	(716,359)	(685,883)
Emerging Markets Corporate Bond Fund	93,687,803	540,114	(7,588,342)	(7,048,228)
Emerging Markets Local Debt Fund	625,095,342	336,930	(163,607,179)	(163,270,249)
Japan Interest Rate Strategy Fund (consolidated)	4,949,887	125	(190,487)	(190,362)
Strategic Corporate Bond Fund	8,329,467	91,894	(207,339)	(115,445)

134	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Unconstrained Bond Fund	$4,487,347	$41,738	$(83,610)	$(41,872)
Global Real Return Fund (consolidated)	5,064,052	9,172	(1,087,995)	(1,078,823)
Managed Futures Strategy Fund (consolidated)	251,715,319	1,201	(53,308,479)	(53,307,278)

At August 31, 2015, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Losses)
U.S. Dollar Bullish Fund	$5,234,601	$10,539,710	$18,385	$(1)	$15,792,695
Brazilian Real Strategy Fund	—	(104,479,550)	417	—	(104,479,133)
Chinese Yuan Strategy Fund	—	(2,472,114)	(14,142)	66	(2,486,190)
Commodity Currency Strategy Fund	—	(8,677,827)	61	(1)	(8,677,767)
Emerging Currency Strategy Fund	—	(50,038,978)	138	(1,090,971)	(51,129,811)
Indian Rupee Strategy Fund	—	(2,767,555)	107	—	(2,767,448)
Asia Local Debt Fund	—	(31,745,765)	(7,626,633)	(79,577)	(39,451,975)
Australia & New Zealand Debt Fund	—	(4,668,056)	(12,803,435)	(90,356)	(17,561,847)
U.S. Aggregate Bond Enhanced Yield Fund	4,318	(2,507)	(48,605)	—	(46,794)
U.S. Aggregate Bond Negative Duration Fund	12,485	(2,339,198)	(44,747)	—	(2,371,460)
U.S. Aggregate Bond Zero Duration Fund	—	(2,362,855)	(102,575)	1,627	(2,463,803)
Floating Rate Treasury Fund	—	(816)	798	—	(18)
High Yield Bond Negative Duration Fund	1,612	(1,141,977)	(428,022)	—	(1,568,387)
High Yield Bond Zero Duration Fund	3,754	(698,834)	(685,883)	—	(1,380,963)
Emerging Markets Corporate Bond Fund	—	(4,685,078)	(7,048,228)	—	(11,733,306)
Emerging Markets Local Debt Fund	—	(59,307,832)	(163,270,249)	(537,291)	(223,115,372)
Japan Interest Rate Strategy Fund (consolidated)	29,375	66,999	(190,362)	165,923	71,935
Strategic Corporate Bond Fund	—	(113,499)	(115,445)	(395)	(229,339)
Unconstrained Bond Fund	5,915	(70,468)	(41,872)	(1,027)	(107,452)
Global Real Return Fund (consolidated)	151,582	(18,285)	(1,078,823)	44	(945,482)
Managed Futures Strategy Fund (consolidated)	—	(3,614,002)	(53,307,278)	—	(56,921,280)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2015 and August 31, 2014, was as follows:

	Year Ended August 31, 2015			Year Ended August 31, 2014
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$1,455,790	$2,727,144	$—	$—	[1]	$—	$—
Brazilian Real Strategy Fund	—	—	—	—		—	—
Chinese Yuan Strategy Fund	10,098	516,780	—	5,291,580		3,441,396	—
Commodity Currency Strategy Fund	—	—	—	—		—	—
Emerging Currency Strategy Fund	—	—	—	—		—	—
Indian Rupee Strategy Fund	—	—	—	—		—	—
Asia Local Debt Fund	3,483,000	—	—	4,485,102		—	1,535,988
Australia & New Zealand Debt Fund	1,532,617	—	70,883	498,625		—	91,575
U.S. Aggregate Bond Enhanced Yield Fund[2]	12,000	—	—	—		—	—
U.S. Aggregate Bond Negative Duration Fund	425,856	—	—	71,000	[1]	—	—
U.S. Aggregate Bond Zero Duration Fund	949,953	—	5,036	72,500	[1]	—	—
Floating Rate Treasury Fund	—	—	—	—	[3]	—	—
High Yield Bond Negative Duration Fund	344,268	—	—	124,501	[1]	—	—
High Yield Bond Zero Duration Fund	663,390	—	—	156,001	[1]	—	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	135

Notes to Financial Statements (continued)

	Year Ended August 31, 2015			Year Ended August 31, 2014
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Gains	Distributions Paid from Return of Capital
Emerging Markets Corporate Bond Fund	$4,872,978	$—	$41,522	$5,545,111	$483,589	$—
Emerging Markets Local Debt Fund	29,050,502	—	1,723,498	23,094,940	3,699,089	12,306,564
Japan Interest Rate Strategy Fund (consolidated)	28,262	72,249	—	—	—	—
Strategic Corporate Bond Fund	303,416	—	—	337,921	18,392	—
Unconstrained Bond Fund[4]	34,501	—	—	—	—	—
Global Real Return Fund (consolidated)	83,027	31,474	—	74,361	13,901	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—	—	—
*	Includes short-term capital gains if any.

[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

[2]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[3]	For the period February 4, 2014 (commencement of operations) through August 31, 2014.

[4]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

At August 31, 2015, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
U.S. Dollar Bullish Fund	$—	$—	$—
Brazilian Real Strategy Fund	39,401,410	59,122,798	98,524,208
Chinese Yuan Strategy Fund	—	—	—
Commodity Currency Strategy Fund	3,159,535	3,912,318	7,071,853
Emerging Currency Strategy Fund	24,248,746	14,415,294	38,664,040
Indian Rupee Strategy Fund	2,219,447	60,154	2,279,601
Asia Local Debt Fund	3,888,403	1,771,526	5,659,929
Australia & New Zealand Debt Fund	1,280,614	1,889,707	3,170,321
U.S. Aggregate Bond Enhanced Yield Fund	2,507	—	2,507
U.S. Aggregate Bond Negative Duration Fund	314,297	584,883	899,180
U.S. Aggregate Bond Zero Duration Fund	178,540	399,260	577,800
Floating Rate Treasury Fund	255	—	255
High Yield Bond Negative Duration Fund	229,599	333,420	563,019
High Yield Bond Zero Duration Fund	50,516	59,487	110,003
Emerging Markets Corporate Bond Fund	977,586	1,610,474	2,588,060
Emerging Markets Local Debt Fund	9,604,354	2,479,640	12,083,994
Japan Interest Rate Strategy Fund (consolidated)	—	—	—
Strategic Corporate Bond Fund	108,196	2,501	110,697
Unconstrained Bond Fund	18,782	17,622	36,404
Global Real Return Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	1,011,793	1,506,254	2,518,047

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

136	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

During the fiscal year or period ended August 31, 2015, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
U.S. Dollar Bullish Fund	$—	$—	$—
Brazilian Real Strategy Fund	50,005	2,362,144	3,543,193
Chinese Yuan Strategy Fund	745,801	690,946	1,035,367
Commodity Currency Strategy Fund	25,684	661,455	918,835
Emerging Currency Strategy Fund	256,671	7,113,047	4,005,220
Indian Rupee Strategy Fund	38,321	179,827	269,806
Asia Local Debt Fund	23,140,524	1,015,132	1,930,180
Australia & New Zealand Debt Fund	1,497,735	—	—
U.S. Aggregate Bond Enhanced Yield Fund[1]	—	—	—
U.S. Aggregate Bond Negative Duration Fund	—	526,577	866,141
U.S. Aggregate Bond Zero Duration Fund	—	551,319	1,148,484
Floating Rate Treasury Fund	561	—	—
High Yield Bond Negative Duration Fund	—	307,130	271,828
High Yield Bond Zero Duration Fund	—	471,338	117,493
Emerging Markets Corporate Bond Fund	—	47,769	2,049,249
Emerging Markets Local Debt Fund	41,248,360	866,702	5,108,776
Japan Interest Rate Strategy Fund (consolidated)	—	—	—
Strategic Corporate Bond Fund	2,191	—	611
Unconstrained Bond Fund[2]	—	—	—
Global Real Return Fund (consolidated)	—	19,827	(1,542)
Managed Futures Strategy Fund (consolidated)	1,095,955	—	—
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

During the fiscal year or period ended August 31, 2015, the following Funds utilized capital loss carryforwards of the noted amounts to offset realized gains.

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Brazilian Real Strategy Fund	—
Chinese Yuan Strategy Fund	—
Commodity Currency Strategy Fund	—
Emerging Currency Strategy Fund	—
Indian Rupee Strategy Fund	—
Asia Local Debt Fund	—
Australia & New Zealand Debt Fund	222,751
U.S. Aggregate Bond Enhanced Yield Fund[1]	—
U.S. Aggregate Bond Negative Duration Fund	—
U.S. Aggregate Bond Zero Duration Fund	—
Floating Rate Treasury Fund	146
High Yield Bond Negative Duration Fund	—
High Yield Bond Zero Duration Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Japan Interest Rate Strategy Fund (consolidated)	—
Strategic Corporate Bond Fund	—
Unconstrained Bond Fund[2]	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	137

Notes to Financial Statements (continued)

Fund	Utilized Capital Loss Carryforward
Global Real Return Fund (consolidated)	$—
Managed Futures Strategy Fund (consolidated)	8,351,498
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

At August 31, 2015, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$1,443,348	$(14,176,090)	$12,732,742
Brazilian Real Strategy Fund	619,224	—	(619,224)
Chinese Yuan Strategy Fund	(1,041,859)	1,041,859	—
Commodity Currency Strategy Fund	61,544	—	(61,544)
Emerging Currency Strategy Fund	607,473	—	(607,473)
Indian Rupee Strategy Fund	111,506	1	(111,507)
Asia Local Debt Fund	(24,080,645)	29,137,541	(5,056,896)
Australia & New Zealand Debt Fund	(1,531,867)	3,535,876	(2,004,009)
U.S. Aggregate Bond Enhanced Yield Fund	3	(3)	—
U.S. Aggregate Bond Negative Duration Fund	45,891	(133,184)	87,293
U.S. Aggregate Bond Zero Duration Fund	107,629	(316,638)	209,009
Floating Rate Treasury Fund	535	14	(549)
High Yield Bond Negative Duration Fund	—	78,850	(78,850)
High Yield Bond Zero Duration Fund	—	153,736	(153,736)
Emerging Markets Corporate Bond Fund	(58,200)	1,199,790	(1,141,590)
Emerging Markets Local Debt Fund	(39,697,751)	75,271,085	(35,573,334)
Japan Interest Rate Strategy Fund (consolidated)	32,830	67,797	(100,627)
Strategic Corporate Bond Fund	(4,605)	4,605	—
Unconstrained Bond Fund	(324)	324	—
Global Real Return Fund (consolidated)	84,530	(13,156)	(71,374)
Managed Futures Strategy Fund (consolidated)	853,382	15,175,290	(16,028,672)

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, treatment of swap income, the realization for tax purposes of gain/(loss) on certain derivative instruments, redemptions-in-kind, redesignation of dividends, the utilization of earnings and profits distributed to shareholders on redemption of shares, foreign capital gains tax, paydowns, net operating losses, and net operating loss offsets.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended August 31, 2015, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2015, remains subject to examination by taxing authorities.

138	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (concluded)

7. OTHER AFFILIATED PARTIES AND TRANSACTIONS

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended August 31, 2015 are as follows:

Fund	Value at 8/31/2014	Purchases/ Additions	Sales/ Reductions	Value at 8/31/2015	Dividend Income
Global Real Return Fund (consolidated)
WisdomTree Emerging Markets High Dividend Fund	$26,365	$21,980	$22,035	$18,225	$1,214
WisdomTree Global Natural Resources Fund	167,248	122,325	121,050	100,050	6,869
WisdomTree High Dividend Fund	234,351	200,767	236,658	188,794	7,382
Total	$427,964	$345,072	$379,743	$307,069	$15,465

8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2014, the FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. WTAM is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

In May 2015, the FASB issued ASU 2015-07 Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). This is an update to Fair Value Measurement Topic 820. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. WTAM is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	139

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Commodity Currency Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Indian Rupee Strategy Fund, WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Japan Interest Rate Strategy Fund (consolidated), WisdomTree Strategic Corporate Bond Fund, WisdomTree Western Asset Unconstrained Bond Fund, WisdomTree Global Real Return Fund (consolidated) and WisdomTree Managed Futures Strategy Fund (consolidated) (twenty-one of the investment funds constituting WisdomTree Trust (the “Trust”)) as of August 31, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Commodity Currency Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Indian Rupee Strategy Fund, WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Japan Interest Rate Strategy Fund (consolidated), WisdomTree Strategic Corporate Bond Fund, WisdomTree Western Asset Unconstrained Bond Fund, WisdomTree Global Real Return Fund (consolidated) and WisdomTree Managed Futures Strategy Fund (consolidated) of WisdomTree Trust at August 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2015

140	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Approval of Investment Advisory and Sub-Advisory Agreement with respect to the WisdomTree Western Asset Unconstrained Bond Fund

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 11-12, 2014, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the WisdomTree Western Asset Unconstrained Bond Fund (the “Fund”) with investment advisory services, and the Investment Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Western Asset Management Company and its applicable affiliates (Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd.) (collectively, the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Lipper, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s compliance with Fund policies and objectives; oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of general Fund compliance with federal and state laws; and the implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with representatives of WTAM and the Sub-Adviser the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fees will be paid by WTAM (out of its fees paid by the Fund) and not the Fund. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser were justified in light of the considerations described above.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

* * * * * *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	141

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

Approval of Investment Advisory and Sub-Advisory Agreement with respect to the WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on June 9-10, 2015, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (the “Fund”) with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Lipper, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s compliance with Fund policies and objectives; oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of general Fund compliance with federal and state laws; and the implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with representatives of WTAM and the Sub-Adviser the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fees will be paid by WTAM (out of its fees paid by the Fund) and not the Fund. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser were justified in light of the considerations described above.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

* * * * * *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

142	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	79	Trustee, Vericimetry Funds

Joel Goldberg** (1945)	Trustee, 2012- present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	79	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid- Hudson Region)

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 1990.	79	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014- present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	79	Associate Alumnae of Douglass College, Member of Investment Committee

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	79	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame, Member of the Board of Directors of the New York Society of Security Analysts (NYSSA)

+	As of August 31, 2015.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Chair of the Governance and Nominating Committee.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	143

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg**** (1964)	Trustee, 2005- present President, 2005- present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	79	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano**** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	79	None

Terry Jane Feld**** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	79	None

Ryan Louvar**** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	79	None

Sarah English**** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	79	None

Clint Martin**** (1977)	Assistant Treasurer, since 2015	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	79	None

+	As of August 31, 2015.

****	Elected by and serves at the pleasure of the Board.

144	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2015 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	100.00%
Brazilian Real Strategy Fund	0.00%	0.00%
Chinese Yuan Strategy Fund	0.00%	3.76%
Commodity Currency Strategy Fund	0.00%	0.00%
Emerging Currency Strategy Fund	0.00%	0.00%
Indian Rupee Strategy Fund	0.00%	0.00%
Asia Local Debt Fund	0.00%	0.19%
Australia & New Zealand Debt Fund	0.00%	0.00%
U.S. Aggregate Bond Enhanced Yield Fund[1]	0.00%	82.20%
U.S. Aggregate Bond Negative Duration Fund	0.00%	89.82%
U.S. Aggregate Bond Zero Duration Fund	0.00%	90.11%
Floating Rate Treasury Fund	0.00%	0.00%
High Yield Bond Negative Duration Fund	0.00%	87.22%
High Yield Bond Zero Duration Fund	0.00%	88.75%
Emerging Markets Corporate Bond Fund	0.00%	3.45%
Emerging Markets Local Debt Fund	0.00%	0.03%
Japan Interest Rate Strategy Fund (consolidated)	0.00%	0.00%
Strategic Corporate Bond Fund	0.00%	56.14%
Unconstrained Bond Fund[2]	0.00%	67.04%
Global Real Return Fund (consolidated)	0.00%	22.68%
Managed Futures Strategy Fund (consolidated)	0.00%	0.00%
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year or period ended August 31, 2015, to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—
Commodity Currency Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Indian Rupee Strategy Fund	—	—
Asia Local Debt Fund	5,169,010	51,917
Australia & New Zealand Debt Fund	—	—
U.S. Aggregate Bond Enhanced Yield Fund[1]	—	—
U.S. Aggregate Bond Negative Duration Fund	—	—
U.S. Aggregate Bond Zero Duration Fund	—	—
Floating Rate Treasury Fund	—	—
High Yield Bond Negative Duration Fund	—	—
High Yield Bond Zero Duration Fund	—	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	145

Supplemental Information (unaudited) (concluded)

Fund	Gross Foreign Income	Foreign Taxes Paid
Emerging Markets Corporate Bond Fund	$—	$—
Emerging Markets Local Debt Fund	33,861,604	615,272
Japan Interest Rate Strategy Fund (consolidated)	—	—
Strategic Corporate Bond Fund	—	—
Unconstrained Bond Fund[2]	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.

[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.

146	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	147

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2015:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree High Dividend Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Equity Fund (HDWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International Hedged SmallCap Dividend Fund (HDLS)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan Quality Dividend Growth (JDG)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Hedged Dividend Fund (DXUS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Dollar Sensitive Equity Funds

WisdomTree Strong Dollar U.S. Equity Fund (USSD)

WisdomTree Weak Dollar U.S. Equity Fund (USWD)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. One of the risks associated with the Managed Futures Strategy Fund (WDTI) and the Global Real Return Fund (RRF) is the complexity of the different factors which contribute to each Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WDTI is speculative and involves a substantial degree of risk. WDTI should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WDTI may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the Currency Funds, Fixed Income Funds, WDTI or RRF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Brazilian Real Strategy Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Commodity Currency Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Indian Rupee Strategy Fund

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Japan Interest Rate Strategy Fund

WisdomTree Strategic Corporate Bond Fund

WisdomTree Western Asset Unconstrained Bond Fund

Alternative Funds

WisdomTree Global Real Return Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC.

WTGM-0712

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $509,120 for 2015 and $459,721 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $100,000 for 2015 and $197,500 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $339,186 for 2015 and $281,856 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $24,000 for 2015 and $173,874 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $363,186 for 2015 and $455,730 for 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 5, 2015

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 5, 2015